As filed August 6, 2019

Securities Act Registration No. 333-132541

Investment Company Act Registration No. 811-21872

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 411 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT ☐

OF 1940

Amendment No. 412 ☒

(Check appropriate box or boxes.)

Mutual Fund Series Trust - File Nos. 333-132541 and 811-21872

(Exact Name of Registrant as Specified in Charter)

17645 Wright Street, Suite 200, Omaha, Nebraska 68130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (402) 895-1600

CT CORPORATION SYSTEM

1300 EAST NINTH STREET

CLEVELAND, OH 44114

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio 43215

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐immediately upon filing pursuant to paragraph (b)

☐on (date) pursuant to paragraph (b)

☒ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS SUBJECT TO COMPLETION

AlphaCentric Symmetry Strategy Fund

Class A: SYMAX Class C: SYMCX Class I: SYMIX

[ ], 2019

PROSPECTUS

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Neither the Commodity Futures Trading Commission nor the Securities and Exchange Commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.AlphaCentricFunds.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 1-844-223-8637. Your election to receive reports in paper will apply to all funds held within the fund complex.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Fund at 1-844-223-8637. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

TABLE OF CONTENTS

FUND SUMMARY: ALPHACENTRIC SYMMETRY STRATEGY FUND	1
HOW TO BUY SHARES	44
HOW TO REDEEM SHARES	51
VALUING THE FUND’S ASSETS	54
DIVIDENDS, DISTRIBUTIONS AND TAXES	54
MANAGEMENT OF THE FUND	55
INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	58
PRIVACY NOTICE	61
FOR MORE INFORMATION	63

FUND SUMMARY: AlphaCentric SYMMETRY STRATEGY Fund

Investment Objective: The Fund’s investment objective is capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 44 and “Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers” and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 40 and Waiver of Up-Front Sales Charge on Class A Shares on page 41.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1. 75%	1. 75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1]	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses[1,2]	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses[1]	2.31%	3.06%	2.06%
Fee Waiver and/or Expense Reimbursement[1,3]	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	2.30%	3.05%	2.05%

1 Estimated for the current fiscal year.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding certain expenses including brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; and, extraordinary expenses) at 2.24%, 2.99% and 1.99% of the Class A Shares Class, C Shares and Class I Shares, respectively, through July 31, 2021. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods.

1

The Example reflects the fee waiver and expense reimbursement for the duration of the waiver/reimbursement period only. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class C	Class I
1	$795	$308	$208
3	$1,254	$944	$645

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Portfolio has not commenced operations as of the date of this prospectus, the portfolio turnover rate for the last fiscal year is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies:

The Fund’s investment sub-advisor, Mount Lucas Management LP (the “Sub-Advisor”), seeks to achieve the Fund’s investment objective by employing two complementary strategies:

•	Traditional Component Strategy

•	Alternative Component Strategy

The Traditional Component Strategy seeks to capture returns that have been historically associated with risk premiums for investing in equity and debt securities. Risk premiums are the difference between the expected return on an investment and the return on a risk-free investment. The Sub-Advisor executes this strategy by investing in: (A) common stocks, and (B) exchange traded funds (“ETFs”) that hold (i) preferred stock, (ii) corporate bonds, (iii) corporate loans, (iv) dividend paying common stock, (v) emerging market securities, (vi) sovereign debt, (vii) income producing mortgage REITS, (vii) convertible bonds, (viii) municipal bonds, (ix) inflation linked bonds, (x) credit default linked instruments, and (xi) equity linked contracts. The Sub-Advisor expects this strategy to benefit from periods of economic growth.

The Alternative Component Strategy seeks to capture returns from, what the Sub-Advisor believes, are short term dislocations in currency, interest rate and commodity markets. The Sub-Advisor executes this strategy by investing in: (A) futures contracts, (B) forward contracts, (C) swap contacts, and (D) options on futures contracts. The Sub-Advisor expects this strategy to benefit from periods of economic uncertainty and risk. The Fund will segregate the full notional amount of any written credit default swap to cover its obligations. The Sub-Advisor uses a quantitative investment process for selecting portfolios of securities primarily in, but not limited to, the U.S., Europe, and Japan.

2

The Sub-Advisor invests without restriction as to capitalization, country, credit quality, and debt maturity. The Fund may invest in below investment grade debt instruments (commonly known as junk bonds) including securities that are in default. The Sub-Advisor invests up to 80% of Fund assets under the Traditional Component Strategy and invests up to 50% of Fund assets under the Alternative Component Strategy. The Sub-Advisor adjusts allocations between the strategies based on its view of expected returns. Within each strategy, the Sub-Advisor adjusts allocations between instruments based on its view of expected returns and each strategy if focused on a type of risk premium (either price risk premium or capital risk premium).

The Sub-Advisor executes a portion of the Alternative Component Strategy by investing up to 25% of Fund assets in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary is designed to enhance the ability of the Fund to obtain exposure to the commodities market through commodity linked investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Equity Security Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Derivatives Risk: Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund's performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

3

Forward and Futures Contract Risk: The successful use of forwards and futures contracts draws upon the Advisor’s and Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor and Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The Fund has exposure to LIBOR-linked investments, and anticipates that LIBOR will be phased out by the end of 2021. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies and potential for short-term and long-term market instability. Because of the uncertainty regarding the nature of any replacement rate, the Fund cannot reasonably estimate the impact of the anticipated transition away from LIBOR at this time. If the LIBOR replacement rate is lower than market expectations, there could be an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may

4

default. Country risk arises because a government may interfere with transactions in its currency. Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

ETF Risk: The ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Sub-Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Leverage Risk: Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing a Fund's total return. Credit risk may be substantial for the Fund.

Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for

5

these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

Credit Default Swap Index Products Risk: Credit default swap index products ("CDSIP") are typically two-party financial contracts that transfer the credit exposure of the constituents of an index between the two parties (for example, between an exchange and the Fund). Under a typical CDSIP, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDSIP involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund's losses.

Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Preferred Stock: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Municipal Securities Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, tax laws are subject to change. Changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. Investments in inverse floating rate securities typically involve greater risk than investments in municipal bonds of comparable maturity and credit quality and their values are more volatile than municipal bonds due to the leverage they entail.

6

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Model and Data Risk: Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

7

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. Shareholders of the Fund will indirectly be subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Management Risk: The Advisor’s and Sub-Advisor's judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Non-diversification Risk: Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Regulatory Risk: Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be

8

extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk: There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. Because they are unhedged, the Fund’s written calls expose the Fund to potentially unlimited losses.

Limited History of Operations: The Fund is a new or relatively new mutual fund and has a limited history of operations for investors to evaluate.

Performance: The Fund acquired all of the assets and liabilities of MLM Symmetry Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on [ ], 2019.  In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund.  The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. The Fund’s Sub-Advisor was the adviser to the Predecessor Fund. The financial statements for the Predecessor Fund can be found in the Fund’s SAI. The performance information set forth below reflects the historical performance of the Predecessor Fund shares.

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Predecessor Fund’s inception. Going forward, although Class A, and Class C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A, and Class C shares will be different from Class I shares because Class A, and Class C shares have different expenses than Class I shares. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index and a blended bond index.  You should be aware that the Fund’s and Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

The Fund’s performance provided below (for periods prior to the commencement of the Fund’s operations) is that of the Predecessor Fund, which includes all of the Predecessor Fund’s gross fees and expenses over various periods ended December 31, 2018, as adjusted to include the applicable sales loads of each class of Shares of the Fund. The performance of the Predecessor Fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance would have been lower. The Predecessor Fund did not have a distribution policy. It was a limited partnership, did not qualify as a regulated investment company for federal income tax purposes, and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment

9

restrictions, limitations and diversification requirements that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, the Predecessor Fund’s performance may have been adversely affected.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 9.55% (quarter ended March 31, 2015), and the lowest return for a quarter was (8.53)% (quarter ended December 31, 2018). The Fund’s Class I shares year-to-date returns for the period ended June 30, 2019 was (1.15)%.

Average Annual Total Returns

(For periods ended December 31, 2018)

	1 Year	Since the Predecessor Fund’s Inception (September 1, 2014)
Class I [1]	(7.37)%	2.88%
Class A1, 2	(12.93)%	1.23%
Class C	(8.30)%	1.86%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index [3] (reflects no deduction for fees, expenses or taxes)	1.88%	0.72%
MSCI World/Barclays US Aggregate Bond Blended Index [4] (reflects no deduction for fees, expenses or taxes)	(6.15)%	1.93%

1. Includes the effect of performance fees paid by the investors of the Predecessor Fund.

2. Includes the effect of the maximum sales load.

3. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

4. MSCI World/Barclays US Aggregate Bond Blended Index reflects an unmanaged portfolio of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index.

Updated performance information and daily net asset value per share are available at no cost by calling toll-free 1-844-223-8637.

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Mount Lucas Management LP is the Fund’s investment sub-advisor.

10

Portfolio Managers: Gerald L. Prior, III, Chief Operating Officer and Portfolio Manager of Mount Lucas; David Aspell, Portfolio Manager of Mount Lucas; and Timothy J. Rudderow Sr., Chief Executive Officer and Chief Investment Officer of Mount Lucas are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day to day management of the Fund's portfolio. They have served the Fund as Portfolio Managers since the Fund commenced operations in 2019.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund’s investment objective is capital appreciation. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees (the “Board” or “Trustees”) without shareholder approval. If the Board decides to change the Fund’s investment objective, shareholders will be given 60 days’ advance notice.

PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund’s main investment strategies are discussed in this prospectus and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in

11

detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-844-ACFUNDS (844-223-8637) or visit the Fund’s website at www.AlphaCentricFunds.com.

The Fund’s investment sub-advisor, Mount Lucas Management LP (the “Sub-Advisor”), seeks to achieve the Fund’s investment objective by employing two complementary strategies:

•	Traditional Component Strategy

•	Alternative Component Strategy

Traditional Component Strategy

The Traditional Component Strategy seeks to capture returns that have been historically associated with risk premiums for investing in equity and debt securities. Risk premiums are the difference between the expected return on an investment and the return on a risk-free investment. The Sub-Advisor executes this strategy by investing in: (A) common stocks, and (B) exchange traded funds (“ETFs”) that hold (i) preferred stock, (ii) corporate bonds, (iii) corporate loans, (iv) dividend paying common stock, (v) emerging market securities, (vi) sovereign debt, (vii) income producing mortgage REITS, (vii) convertible bonds, (viii) municipal bonds, (ix) inflation linked bonds, (x) credit default linked instruments, and (xi) equity linked contracts. Equity linked contracts are contracts for difference. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin.

The Sub-Advisor seeks to capture the investment returns from risk associated with participating in the capital structuring of companies and countries primarily through, but not limited to, the equity and credit markets which have long existed as a means for business’ and economies to raise capital to fund their future growth. There are inherent risks involved with raising capital and growing a business. These markets exist to allow companies to transfer that risk to investors. In return, investors earn a premium for taking on that risk. The Sub-Advisor defines that transfer as the capital risk premium. The Sub-Advisor believes that, over the long term, the premium that is earned by investors is a direct result of the successful growth of those businesses. Short term opportunities may exist to profit from price dislocations, however, the fundamental basis for the existence of these markets is for long term growth. Based on that fundamental concept, the Sub-Advisor believes that the capital risk premium available in the equity and credit markets is primarily accessed from investing long in those markets. The Sub-Advisor seeks to capture that broad risk premium using its interpretations of heavily researched and academically supported investment factors such as, but not limited to, value, momentum, low-volatility, size, income and concentration. Additionally, trend following may be used where the Sub-Advisor thinks it is best suited, as a risk control function, by allocating Fund assets away from risk markets to safety markets in periods of stress, and back to risk markets in periods of strength.

The Sub-Advisor uses a quantitative investment process for selecting portfolios of securities primarily in, but not limited to, the U.S., Europe, and Japan. Additionally, market exposures may

12

be taken based on the Sub-Advisor’s quantitative signals in sector, emerging country, and income ETFs among others, as well as broad based credit default swap indices. Investments in companies may be held directly in their securities or indirectly through ETFs or credit default swap indices. The Sub-Advisor selects investments for the Fund that may be of any market capitalization, sector, country, currency, maturity or credit rating. The Fund may invest in below investment grade securities, which are commonly referred to as "junk bonds", and in issuers in the U.S. and foreign developed and emerging markets.

The Fund will invest up to 80% of its assets in the Traditional Component and expects it to contribute about half of the Fund’s risk over a market cycle. The Sub-Advisor expects this strategy to benefit from periods of economic growth.

Alternative Component Strategy

The Alternative Component Strategy seeks to capture returns from, what the Sub-Advisor believes, are short term dislocations in currency, interest rate and commodity markets. The Sub-Advisor executes this strategy by investing in: (A) futures contracts, (B) forward contracts, (C) swap contacts, and (D) options on futures contracts. The Fund will segregate the full notional amount of any written credit default swap to cover its obligations.

The Alternative Component of the Fund’s portfolio is rooted in the fact that there are operational risks which impact the running of a business on a day to day basis. These risks include such things as exogenous input costs, output price fluctuation, currency and interest rate movements. There is a desire for businesses to transfer these exposures to “price” risks and the currency, fixed income and commodity futures and derivative markets exist to allow them to do that. In return, investors typically earn a premium for assuming those risks. The Sub-Advisor defines that transfer as price risk premium. The Alternative Component of the Fund’s portfolio seeks to capture the price risk premium by taking long and short positions on futures contracts, forward contracts, swaps (including, but not limited to, total return swaps), and/or options on futures contracts on or related to the following sectors: equities, currencies, fixed income, and commodities. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

The Alternative Component assets will be allocated among various asset classes including currencies, fixed income, and commodities including metal, agricultural, energy and meat markets. The Sub-Advisor selects instruments providing exposure to each of the asset classes for investment based on the Sub-Advisor’s proprietary quantitative models. These models may include, but are not limited to, both trend following and relative value models that generate buy or sell decisions in a particular market based on the quantitative analysis of technical market information (such as price, liquidity, and transaction costs) and/or non-price economic variables (such as economic statistics, interest rates, and supply/demand pressures).

The Sub-Advisor executes a portion of the Alternative Component Strategy by investing up to 25% of Fund assets in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary is designed to enhance the ability of the Fund to obtain exposure to the commodities

13

market through commodity linked investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The Fund will invest up to 50% of its assets in the Alternative Component and expects it to contribute about half of the Fund’s risk over a market cycle.

Traditional Component Strategy and Alternative Component Strategy Interaction

The Sub-Advisor invests up to 80% of Fund assets under the Traditional Component Strategy and invests up to 50% of Fund assets under the Alternative Component Strategy. Under normal market conditions, the Sub-Advisor will invest in the Alternative Component and Traditional Component strategies in substantially equal risk adjusted proportions. The Sub-Advisor expects the Traditional Component to benefit from periods of economic growth and the Alternative Component to benefit from periods of economic uncertainty and growth risk. The Sub-Advisor adjusts allocations between the strategies based on its view of expected returns. Within each strategy, the Sub-Advisor adjusts allocations between instruments based on its view of expected returns and each strategy if focused on a type of risk premium (either price risk premium or capital risk premium).

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts, forward contract, swaps, options on futures contracts, and collateral for such derivatives subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary will be consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-

14

owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Manager-of-Managers Order

Mutual Fund Series Trust and the Advisor have received an exemptive order (the "Order") from the SEC that would permit the Advisor, with the Trust's Board of Trustees' approval, to enter into sub-advisory agreements with one or more sub-advisors without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisors or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders.

15

INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program.

The table below identifies the Fund’s principal risks and non-principal risks.

Key:

Principal Risk: ●

Non-Principal Risk: ○

Not applicable: n/a

Risks
ADR Currency Risk	○
ADRs Risk	○
Affiliated Investment Company Risk	○
Allocation Risk	○
Asset-Backed and Mortgage Backed Security Risk	○
Bank Loans Risk	○
Basic Materials Industry Risk	n/a
Business Development Companies (“BDC”) Risk	○
Call Options Risk	○
Capacity Risk	○
Cash or Cash Equivalents Risk	○
CDOs and CLOs Risk	○
Changing Fixed Income Market Conditions Risk	○
Collateralized Bond Obligation Risk	○
Commodity Risk	●
Conflict of Interest – Advisors/Sub-Advisors Risk	○
Conflict of Interest – Portfolio Manager Risk	○
Convertible Bond Risk	○
Convertible Securities Risk	○
Counterparty Risk	○
Credit Default Swap Index Products Risk	●
Credit Default Swap Risk	○
Credit Risk	●
Credit Risk (for Floating Rate Loans)	○
Currency Risk	○
Derivatives Risk	●
Dividend Yield Risk	○
Duration Risk	○
Emerging Market Risk	●
Equity Security Risk	●
ETF Risk	●
16

Exchange Traded Notes Risk	○
Extension Risk	○
Fixed Income Risk	●
Foreign Currency Risk	●
Foreign Exchanges Risk	○
Foreign Investment Risk	●
Forwards Risk	●
Futures Contract Risk	●
Geographic Concentration Risk	○
Growth Stock Risk	○
Hedging Risk	○
Index Risk	○
Inflation-Indexed Bond Risk	●
Inflation Protected Securities Risk	○
Interest Rate Risk	●
Interest Rate Risk (for Floating Rate Loans)	○
Inverse ETF Risk	○
Issuer Specific Risk	○
Junk Bond Risk	●
Large Capitalization Stock Risk	○
Leverage Risk	●
Leveraged ETF Risk	○
Limited History of Operations	●
Liquidity Risk	●
Litigation Risk	○
Loan Risk	○
Machinery and Electrical Equipment Industry Risk	n/a
Management Risk	●
Market Risk	●
Market Volatility-Linked ETFs Risk	○
MBS and CMO Risk	○
Medium (Mid) Capitalization Stock Risk	○
Micro Capitalization Risk	○
MLP and MLP-Related Securities Risk	○
Model and Data Risk	●
Mortgage Backed Security Risk	○
Municipal Securities Risk	●
Non-diversification Risk	●
Options Market Risk	●
Options Risk	●
OTC Trading Risk	○
Preferred Stock Risk	●
Prepayment Risk	○
Real Estate and REIT Risk	●
Regulatory Risk	●
Repurchase and Reverse Repurchase Agreement Risk	○
Restricted Securities Risk	○
Risk Management Risk	○
Sector Concentration Risk	○
Security Risk	○
17

Segregation Risk	○
Short Selling Risk	○
Smaller Capitalization Stock Risk	○
Sovereign Debt Risk	●
Structured Note Risk	○
Sub-Prime Mortgage Risk	○
Swap Risk	●
Taxation Risk	●
Technology Sector Risk	n/a
Tracking Risk of ETFs	○
Turnover Risk	○
U.S. Agency Securities Risk	○
U.S. Government Obligations Risk	○
Volatility Risk	○
Wholly-Owned Subsidiary Risk	●

Descriptions of these principal risks as well as the non-principal risks of the Funds are set forth below. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.

ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the

18

cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Affiliated Investment Company Risk. The Funds may invest in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating a Fund’s assets among the Affiliated Funds. The Advisor will receive more revenue to the extent it selects Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset-Backed and Mortgage-Backed Security Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of a Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Fund’s Advisor or Sub-Advisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities. The liquidity of these assets may decrease over time.

Bank Loans Risk. The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial

19

institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that a Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by a Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Call Options Risk.  There are risks associated with the sale and purchase of call options.  As the seller (writer) of a covered call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  A Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, a Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

20

Capacity Risk. The markets and securities in which a Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Cash or Cash Equivalents Risk: At any time, a Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market. Any future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Commodity Risk: A Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index

21

volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Conflict of Interest - Advisor/Sub-Advisor Risk. The Advisor, Sub-Advisor, portfolio managers and other individuals associated with the Advisor and Sub-Advisor may have compensation and/or other arrangements that may be in conflict to the interests of the Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.
•	With respect to securities transactions for the Fund, the Advisor or Sub-Advisor determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.
•	The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because a portfolio manager’s compensation is indirectly linked to the sale of Fund shares, the portfolio manager may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares
•	The Advisor and Sub-Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Funds will be required to surrender the security for redemption, convert it into the issuing

22

company's common stock or cash at a time that may be unfavorable to the Funds. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

Convertible Securities Risk. Convertible securities, such as convertible preferred stocks, subject the Funds to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Counterparty Risk. The Funds may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with the Funds may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Default Swap Index Products Risk. Credit default swap index products ("CDSIP") are typically two-party financial contracts that transfer the credit exposure of the constituents of an index between the two parties (for example, between an exchange and the Fund). Under a typical CDSIP, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDSIP involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing a Fund's total return. Credit risk may be substantial for the Fund.

23

Credit Risk (for Floating Rate Loans). Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. The value of a Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of a Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by a Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by a Fund and likely lead to a decline in the net asset value of the Fund’s shares.

A Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Sub-Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

24

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless. The Fund may also take short positions, through derivatives, if the Advisor or Sub-Advisor believes the value of a currency is likely to depreciate in value. A "short" position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Derivatives Risk. A Fund may use derivatives (including options, futures, swap contracts and other transactions) to hedge against market declines. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

o	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.
o	Liquidity Risk: It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other
25

investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission ("CFTC"), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

o	Risk of Options: Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets. A Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

26

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETF Risk: The ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Sub-Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.. Additional risks of investing in ETFs and mutual funds are described below:

o	Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund's investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

o	ETF Tracking Risk: Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs' ability to track their applicable indices.

27

o	Inverse Correlation Risk: Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the Advisor and/or Sub-Advisor correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

o	Management Risk: When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

o	Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund's investment objective and may temporarily pursue strategies which are inconsistent with the Fund's investment objective.

o	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

o	Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Exchange Traded Notes Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Extension Risk. Refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

28

Fixed Income Risk. When a Fund invests in fixed income securities (“U.S. Treasuries”), the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The Fund has exposure to LIBOR-linked investments, and anticipates that LIBOR will be phased out by the end of 2021. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies and potential for short-term and long-term market instability. Because of the uncertainty regarding the nature of any replacement rate, the Fund cannot reasonably estimate the impact of the anticipated transition away from LIBOR at this time. If the LIBOR replacement rate is lower than market expectations, there could be an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. To the extent a Fund invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed

29

conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Sub-Advisor’s ability to assess such risk than if the Fund invested solely in more developed countries.

Forwards Risk. Foreign currency forward contract are a type of derivative contract whereby the Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund's investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Futures Contract Risk. A Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s and Sub-Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Geographic Concentration Risk. A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund's net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks

30

also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Hedging Risk. Hedging is a strategy in which a Fund uses a security or derivative to reduce the risks associated with other Fund holdings. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging strategies and may choose not to do so.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

31

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity.

Interest Rate Risk (for Floating Rate Loans). Changes in short-term market interest rates will directly affect the yield on the shares of a Fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. With respect to a Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Inverse ETF Risk. Investing in inverse ETFs may result in increased volatility due to the Funds’ possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced. An economic downturn or

32

period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund's share price.

Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Limited History of Operations Risk.  The Fund has a limited history of operations for investors to evaluate. Due to the Fund's small asset size, certain of the Fund's expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset size. There can be no assurance that a Fund will grow to an economically viable size, in which case a Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at a loss.

Liquidity Risk. Liquidity risk exists when particular investments of a Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Litigation Risk. A Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject the Funds to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not

33

established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. The Advisor’s and Sub-Advisor's reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the Advisor’s and Sub-Advisor’s allocation of the Fund’s portfolio among its investments. The ability of the Fund to meet its investment objective is directly related to the Sub-Advisor’s proprietary investment process. The Advisor’s an Sub-Advisor’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the investment strategy will produce the desired results.

Market Risk. Overall stock and bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. An ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

MBS and CMO Risk. MBS and CMOs are subject to credit risk because underlying loan borrowers may default. MBS and CMO default rates tend to be sensitive to overall economic

34

conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Sub-Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. Additionally, MBS and CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

Medium (Mid) Capitalization Stock Risk. To the extent a Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Micro Capitalization Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Advisor and/or Sub-Advisor to sell at times and at prices that the Advisor and/or Sub-Advisor believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s

35

limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

○ MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

36

Municipal Securities Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, the Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of the Fund may therefore, be more dependent on the analytical abilities of the Municipal Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

Non-diversification Risk. The Funds are non-diversified. This means that they may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Funds’ assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Funds’ portfolios may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

37

Options Risk. There are risks associated with the Fund’s options strategy. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund's portfolio securities. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the underlying reference instrument rises above the strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

In general, option prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

o	Leverage and Volatility Risk: Option contracts ordinarily have leverage inherent in their terms. The low initial investment normally required in trading options permits a high degree of leverage. Accordingly, a relatively small price movement in the underlying reference instrument may result in an immediate and substantial loss. The use of options leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral requirements. The use of options can amplify the effects of market volatility on the Fund's share price.
o	Liquidity Risk: Although it is anticipated that the options traded will be actively traded, it is possible that particular options might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring it to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
o	Tracking Risk: Options may not be perfect substitutes for the securities or other underlying reference instrument they are intended to track or hedge. Factors such as differences in supply and demand for certain options may cause their returns to deviate from the Sub-Advisor's expectations. Consequently, option returns may not be highly correlated to the securities they are intended to hedge.
o	Sub-strategy Risk: Certain hedging strategies know as spreads or straddles expose the Fund to the risk that these sub-strategies may not perform as expected. In a spread transaction the Fund will invest in a combination of long and sold (written)
38

positions on an option on an underlying reference instrument but with, for example, different strike prices. The long option may underperform while the sold option increases in price more than the Sub-Advisor expects. In a straddle transaction the Fund will invest in long puts and calls or sell puts and calls on an underlying reference instrument. Long straddle options may expire worthless. Short straddle options expose the Fund to potentially large losses on sold puts and potentially unlimited losses on sold calls.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment Risk. A Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Real Estate and REIT Risk. A Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of a Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies. Regulators may interpret rules differently than the Fund or the mutual fund industry generally, and disputes over such interpretations can increase in legal expenses incurred by the Fund.

39

Repurchase and Reverse Repurchase Agreements Risk. A Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of are purchase agreement, a Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Advisor, Sub-Advisor or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and a Fund may experience losses significantly greater than expected.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Security Risk. The value of a Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of a Fund will fluctuate based on changes in the value of the securities in which the Fund invests. A Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates

Segregation Risk. In order to secure its obligations to cover its short positions on options, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily

40

marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Selling Risk. If a security or other instrument sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

A Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Fund may not be able to substitute or sell the pledged collateral. Additionally, a Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

Smaller Capitalization Stock Risk. To the extent a Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

41

Structured Note Risk. A Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer's credit quality rating, and economic, legal, political, events that affect the industry, and adverse changes in the index or reference asset to which payments are linked. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to issuer default risk. A Fund is also exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered "sub-prime" are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce a Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease a Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Swap Risk. A Fund may use swaps to enhance returns and manage risk. A Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund's potential for loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Taxation Risk. If a Fund invests in commodities indirectly through a subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. A subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital

42

gains/losses. However, because a subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to a Fund as ordinary income and reflected on shareholder's tax Form 1099s as such.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Risk of ETFs. The ETFs in which a Fund may invest will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund may invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Turnover Rate Risk. A Fund may have portfolio turnover rates in excess of 100%. Increased portfolio turnover causes a Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. A Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. A Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Volatility Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

43

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. Shareholders of the Fund will indirectly be subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value; impediments to trading; the inability of a Fund, the Advisor, the Sub-Advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

44

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (ET) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•         the name of the Fund and share class

•         the dollar amount of shares to be purchased

•         a completed purchase application or investment stub

•         check payable to the Fund

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Multiple Classes

The Fund offers Class A, Class C and Class I shares through this prospectus. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs.

45

This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Class A shares are subject to a 12b-1 fee of 0.25% which is lower than the 12b-1 fee of 1.00% for the Class C shares.

The up-front Class A sales charge and the commissions paid to dealers for the Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above	1.00%	1.01%	1.00%

How to Reduce Your Sales Charge

The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the funds in the AlphaCentric Family of Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included

46

under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing AlphaCentric Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of AlphaCentric Funds’ investments held by the members of your immediate family, including the value of Fund’s investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Advisor or any of its affiliates; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients, where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that have entered into an agreement with the Fund, Advisor or Distributor with respect to such purchases.

For more information regarding which intermediaries may have agreements with the Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available by calling 1-844-ACFUNDS (1-844-223-8637). Your financial advisor can also help you prepare any necessary application forms. You

47

or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time. Information on sales charge reductions and/or waivers is not separately available on the Fund’s website because it is contained in this Prospectus.

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00% of the Fund’s average daily net assets, payable to the Advisor or selected dealers. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class I Shares

You can buy Class I shares at NAV. Sales of Class I shares are not subject to a front-end sales charge. The Fund has adopted a 12b-1 plan for Class I Shares pursuant to which the Class is subject to a 12b-1 fee of 0.25% of its average daily net assets. The 12b-1 plan has not been implemented for the Class and there are no plans to do so. Availability of Class I shares is subject to agreement between the distributor and each financial intermediary. Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Distribution Plans

The Fund has adopted distribution and service plans under Rule 12b-1 of the Investment Company Act of 1940 that allows The Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares - Under the Funds’ Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses. Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares - Under the Fund’s Plan related to the Class C Shares, the Fund pays an annual fee of 1.00% of the average daily net assets of the Fund’s Class C Shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Class I Shares - Under the Fund’s Plan related to the Class I Shares, the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Class I Shares. The Fund is not currently paying 12b-1 fees and there are no plans to impose these fees.

48

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 1-844-ACFUNDS (1-844-223-8637) to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

AlphaCentric Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-844-ACFUNDS (1-844-223-8637) to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

49

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $100. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Fund’s transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund at 1-844-ACFUNDS (1-844-223-8637).

Additional Investments

The minimum subsequent investment in the Fund is $100. You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 1-844-ACFUNDS (1-844-223-8637) or by writing to the Fund at:

AlphaCentric Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha NE 68130

50

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution, authorized to accept redemption orders on the Fund’s behalf, before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.

The Fund typically expects that it will take up to seven calendar days following the receipt of your redemption request by any method to pay out redemption proceeds by check or electronic transfer.

51

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request, in good order, should be addressed to:

AlphaCentric Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha NE 68130

“Good order” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-844-ACFUNDS (1-844-223-8637) if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at 1-844-ACFUNDS (1-844-223-8637). You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

52

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets.  The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 1-844-ACFUNDS (1-844-223-8637). Redemptions specifying a certain date or share price cannot be accepted and will be returned. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchange Privilege

You may exchange shares of Class A, Class C and Class I shares of the Fund only for shares of the same class of another AlphaCentric Fund including for shares of AlphaCentric Funds offered in other prospectuses. For example, you can exchange Class A shares of the Fund for Class A shares of the Bond Rotation Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. In order to exchange shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day. Exchanges are made at the NAV determined after the order is considered received. You will not be charged the upfront sales charge or the CDSC on exchanges of Class A shares. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss.

Converting Shares

53

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class.

Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Advisor or the Funds’ distributor may be converted by the financial intermediary, without notice, to another share class of the Funds, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

VALUING THE FUND’S ASSETS

The Fund's assets are generally valued at their market value. If market prices are not available or, in the Advisor's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Board. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of the Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The NAV for the Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.

54

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income. The Fund intends to make monthly dividend distributions. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUND

Advisor

AlphaCentric Advisors LLC, a Delaware limited liability company located at 36 North New York Avenue, Huntington, NY, 11743 serves as Advisor to the Fund. The Advisor was formed in February 2014. Management of the Fund is currently its primary business. The Advisor is under common control with Catalyst Capital Advisors LLC and Rational Advisors, Inc., the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. Under the terms of the management agreement, AlphaCentric Advisors LLC is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Sub-Advisor

55

Mount Lucas Management LP

Mount Lucas Management LP, located at 405 South State Street, Newtown, Pennsylvania

18940 serves as investment sub-advisor to the Fund’s portfolio. Mount Lucas was formed in 1986 and, in addition to serving as investment sub-advisor to the Fund, provides investment advice to institutional investors, pension plans, trusts, mutual funds and high-net-worth individuals.

Subject to the oversight and approval of the Fund's Advisor, Mount Lucas is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Mount Lucas is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Fund's Advisor will pay Mount Lucas 10% of the net management fees that the Fund's Advisor receives from the Fund.

Portfolio Managers

Gerald L. Prior, III, David Aspell, and Timothy J. Rudderow Sr. are jointly and primarily responsible for the day to day management of the Fund's portfolio.

Gerald L. Prior, III

Gerald L. Prior, III is Chief Operating Officer and Portfolio Manager of Mount Lucas Management LP and a Manager of its General Partner, MLM LLC. Mr. Prior joined the predecessor to Mount Lucas Management LP (Mount Lucas Management Corp.) in 1997. He served as portfolio manager for MLM Index™, for MLM Symmetry™ and for custom quantitative derivative products. Previously, he was responsible for maintaining the firm’s investment technology infrastructure and for conducting extensive portfolio research using futures modelling. Mr. Prior’s particular expertise is in the development, implementation, and oversight of the firm’s proprietary models, and their execution through the trading operation. Mr. Prior graduated cum laude in 1997 from Villanova University with a B.S. in Mathematics

David Aspell

David Aspell, Portfolio Manager, joined Mount Lucas in 2011 as the firm’s Chief Risk Officer. Prior to joining Mount Lucas, Mr. Aspell spent approximately 6 years at Man Group as a Senior Risk Manager, working in London, New York, and Chicago. Mr. Aspell holds a Masters degree from Nottingham University

Timothy J. Rudderow, Sr.

Timothy J. Rudderow Sr., is the Chief Executive and Chief Investment Officer of Mount Lucas Management LP and a Manager of its General Partner, MLM LLC. Mr. Rudderow helped to establish Mount Lucas Management Corporation in 1986. Prior to the mergers that took place in October 1999, Mr. Rudderow was also a principal of Little Brook Corporation in New Jersey, which he joined in 1983 as Director of Research and Development, and of CA Partners, Inc., a company he helped form in 1990. From 1984 to 2000, he was registered as a Commodity Trading

56

Advisor in his own name. Prior to joining Little Brook, Mr. Rudderow was employed by Commodities Corporation with responsibilities for the design and management of technical trading systems. Before joining Commodities Corporation, Mr. Rudderow taught Economics at Drexel University. Mr. Rudderow received a B.A. in Mathematics from Rutgers University in 1977 and an M.B.A. in Management Analysis from Drexel University in 1979. Mr. Rudderow was born in 1955.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of securities in the Fund.

Advisory Fees

The Fund is authorized to pay the Advisor an annual fee based on its average daily net assets pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund (the “Management Agreement”). The advisory fee is paid monthly. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at a certain level through July 31, 2021. This agreement may only be terminated by the Board of Trustees on 60 days' written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture. so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.

The following table describes the contractual advisory fee and the expense limitation for the Fund.

Contractual Advisory Fee	Expense Limitation
1.75%	Class A – 2.24% Class C – 2.99% Class I – 1.99%

The Fund may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. The Fund, through its rule 12b-1 distribution plan, or the Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable

57

statute, rule or regulation. Please refer to the section of the Statement of Additional Information entitled "Additional Compensation to Financial Intermediaries" for more information.

A discussion regarding the basis of the Board of Trustees’ approval of the management agreement and the sub-advisory agreements will be available in the Trust’s semi-annual report to shareholders for the period ending September 30, 2019.

Appendix A

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the respective Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•         Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares purchased through the Merrill Edge Self-Directed platform

•         Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the Trust advised by the Advisor (the “Fund Family”))

•         Shares exchanged from Class C (i.e. level-load) shares of the same Fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•         Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the prospectus

•         Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

58

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•         Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•         Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

•         Employer-sponsored retirement plans.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Funds’ Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

59

CDSC Waivers on Classes A, B and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the funds’ prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the funds’ prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at

Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

The information disclosed in the appendix is part of, and incorporated in, the prospectus

60

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-844-223-8637
61

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust doesn’t jointly market.

62

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Fund at 1-844-ACFUNDS (844-223-8637) to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.AlphaCentricFunds.com.

You may obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21872

63

SUBJECT TO COMPLETION

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2019

MUTUAL FUND SERIES TRUST

AlphaCentric Symmetry Strategy Fund Class A: SYMAX Class C: SYMAX Class I: SYMAX

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the AlphaCentric Symmetry Strategy Fund (the “Fund”), dated [ ], 2019. The Fund is a separate series of the Mutual Fund Series Trust (“Trust”), an open-end management company organized as an Ohio business trust. This SAI has been incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained at no charge from the Trust by writing to the above address or calling 1-844-ACFUNDS (844-223-8637).

The Fund acquired all of the assets and liabilities of the MLM Symmetry Fund, LP (“Predecessor Fund”), in a tax-free reorganization on [ ], 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional Shares of the Fund.

TABLE OF CONTENTS

Mutual Fund Series Trust	2
Investment Restrictions	2
Other Investment Policies	3
Additional Information about Investments and Risks	4
Disclosure of Portfolio Holdings	24
Trustees and Officers	24
Principal Shareholders	29
Organization and Management of Wholly-Owned Subsidiary Advisor and Sub-Advisors	29 31
Code of Ethics	33
Transfer Agent, Fund Accounting Agent and Administrator	33
Compliance Services	35
Custodian	35
Independent Registered Public Accounting Firm	35
Counsel	35
Distributor	35
Additional Compensation to Financial Intermediaries	36
Proxy Voting Policy	37
Portfolio Turnover	38
Portfolio Transactions	38
Purchase and Redemption of Shares	39
Reduction of Up-Front Sales Charge on Class A	40
Waivers of Up-Front Sales Charge on Class A	41
Exchange Privilege	41
Net Asset Value	41
Tax Information	42
Investments In Foreign Securities	44
Backup Withholding	44
Foreign Shareholders Wholly-Owned Subsidiary Financial Statement	44 44 45
Appendix A	46
Appendix B Appendix C	48 52

1

MUTUAL FUND SERIES TRUST

The Trust, an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is a separate non-diversified series of the Trust. There are currently several other series (or funds) and additional series may be created by the Board of Trustees of the Trust (“Board” or “Trustees”) from time to time.

AlphaCentric Advisors LLC (“AlphaCentric” or the “Advisor”) acts as the investment advisor to the Fund.

Mount Lucas Management LP (“Mount Lucas” or a “Sub-Advisor”) acts as the investment sub-advisor to the Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund offers three classes of shares: Class A, Class C and Class I Shares. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund.

As a matter of fundamental policy, the Fund may not:

(a)        borrow money, except as permitted under the Investment Company Act of 1940, as amended (“the 1940 Act”)*, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b)        issue senior securities, except as permitted under the 1940 Act*, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)        engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

2

(d)        purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(e)        purchase or sell physical commodities;

(f)        make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(g)       invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. The Fund will consider the investments of underlying investment companies when determining its compliance with this restriction

*The 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

OTHER INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board without the approval of the shareholders of the Fund:

(a)       The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. Rule 144A securities with registration rights are not considered to be illiquid;

(b)       The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(c)                                         The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund will maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(d)                                        The Fund will not purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Temporary Defensive Positions

3

From time to time, the Funds may take temporary defensive positions, which are inconsistent with a Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. A Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. A Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objective and policies of the Fund as set forth in the Prospectus.

Common Stocks. The Fund may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC rule or exemptive order. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the "5% Limitation"); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the "10% Limitation"); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The AlphaCentric Funds intend to rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds.

Exchange Traded Funds. The Fund may invest in a range of exchange-traded funds ("ETFs"). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies

4

or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the Standard & Poor's 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see "Securities of Other Investment Companies" above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Fund may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).  Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. which permits investment companies to invest in the various series of the iShares Trust and iShares, Inc. (“iShares Funds”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds. The Fund may seek to qualify to invest in iShares Funds in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Fund’s advisor, considers optimal, or cause the Fund to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative. The Fund may also invest in Other Investment Companies or Stock Baskets when the Advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

ETFs or Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.

5

Closed-End Investment Companies. The Fund may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Fund, together with any company or companies controlled by the Fund, and any other investment companies having a sub-advisor as an investment advisor, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the net asset value (“NAV”) per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. The Fund may also invest in preferred shares of closed-end funds.

An investor in the Fund should recognize that he may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Fund he will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Fund may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e. investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders' risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Options on Securities. The Fund may purchase put or call options on equity securities (including securities of ETFs). The Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). The Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the

6

expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, a Fund will not permit the call to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do unless the Fund arranges to have its custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund’s custodian or on deposit in escrow in accordance with OCC rules.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call

7

option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the Advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund’s having an immediate and absolute right to sell such securities, a Fund will segregate with its custodian, or pledge to a broker as collateral any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option’s current market value.

8

A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium”. If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options. Except as described below, a Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts or the Fund arranges with its Custodian to segregate cash or other liquid assets equal in value to the exercise liability of the call option adjusted daily to the option’s current market value. When a Fund writes a call option on a broadly-based stock market index, it will segregate with its custodian, and/or pledge to a broker as collateral for the option, any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If at the close of business on any business day the market value of such qualified securities so segregated or pledged falls below 100% of the current stock index value times the multiplier times the number of contracts, a Fund will so segregate and/or pledge an amount in cash or other liquid assets or securities equal in value to the difference. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities (including common stocks) in a segregated account with the custodian, it will not be subject to the requirements described in this section.

Risks of Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although a Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its custodian to segregate cash or other liquid assets equal in value to the Fund’s exercise liability of the option adjusted daily to the option’s current market value, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes. The Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Risks of Transactions in Stock Options”. In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the Advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

9

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Fund will not purchase or sell stock index option contracts unless and until, in the Advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Fund are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of exchange traded funds or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Fund may engage in transactions in futures contracts and options on futures contracts.

Regulation as a Commodity Pool Operator. The Fund and its Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act (“CEA”), and the Advisor is registered as a “commodity pool operator” with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”).  As a registered commodity pool operator with respect to the Fund and its Subsidiary, the Advisor must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA.

Convertible Securities. The Fund may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

10

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Fund may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Fund may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investment Risk.”

Bank Obligations. The Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

11

Commercial Paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as advisor to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Master Notes typically are not rated by credit rating agencies.

The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by NRSRO. The Fund may also invest in commercial paper that is not rated but is determined by the Advisor, under guidelines established by the Trust’s Board of Trustees, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Fund may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Fund may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the Advisor under guidelines approved by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

12

Foreign Investments. The Fund may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts “EDRs, Global Depositary Receipts (“GDRs”), other similar depositary receipts, and ETFs”) or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Fund to currency fluctuation risks.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may

13

be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. The Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. The Fund will maintain with the custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of a Fund’s total assets, less liabilities other than the obligations created by these commitments.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the Advisor, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. The Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid securities may increase.

14

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Fund may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. The Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, a Fund may purchase or sell futures contracts or options thereon only if the Fund’s liability for the futures position is “covered” by an offsetting position in a futures contract or option thereon, or by the Fund’s segregating liquid assets equal to the Fund’s liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of Fund’s liability on the futures contract or option thereon. To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged. Alternatively, a Fund may

15

cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Fund. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures. A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the Advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the Advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the

16

composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write only foreign currency options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency. A Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. In addition, a Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT

17

combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Fund may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

18

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Fund may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of

19

the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Securities. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Fund’s Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. Each advisor believes that Section 4(a)(2)

20

commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Fund are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(a)(2) commercial paper, as determined by the Advisor, as liquid and not subject to the investment limitations applicable to illiquid securities.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Advisor deems creditworthy under guidelines approved by the Trust’s Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. The Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Fund may pay reasonable finders’ and custodial fees, including fees to an advisor or its affiliate, in connection with loans. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not lend their securities to any director, officer, employee, or affiliate of an advisor, the Administrator or Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales Against The Box. The Fund may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not

21

immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Fund may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds,

22

the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The Fund may invest in "private activity" bonds. The Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Wholly-Owned Subsidiary. Generally, the Fund will invest up to approximately 25%% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Advisor and/or the Sub-Advisor, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Advisor and Sub-Advisor will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

23

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act (“CEA”) and the Advisor is registered as a “commodity pool operator” with the CFTC and is a member of the National Futures Association (“NFA”). As a registered commodity pool operator with respect to the Fund and the Subsidiary, the Advisor must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and recordkeeping and reporting requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities.

As a general matter, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, investment advisor, sub-investment advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors, that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

The Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC. The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Neither the Fund or the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

24

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust, the Advisor, the Sub-Advisors, or the Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the Advisor, the performance of the Fund, the Advisor’s costs and the profitability of the agreements to the Advisor, ancillary benefits to the Advisor or their affiliates in connection with its relationship to the Fund and the amount of fees charged in comparison to those of other investment companies.

The Board of Trustees currently has two standing committees: the Audit Committee and the Valuation Committee. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a family office, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. .	58	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee of M3Sixty Funds Trust, since 2016; Trustee of the AlphaCentric Prime Meridian Income Fund, since 2018
Tiberiu Weisz c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010
25

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner, The MITCU Corporation, a technology consulting firm since 2004, Retired Faculty Member, Technical Career Institutes, from 1991 - 2017.	40	Variable Insurance Trust since 2010

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; President, Rational Advisors, Inc., since 2016; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, –since 2012; President, Abbington Capital Group LLC, since 1998; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016.	40	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017; Manager - Fund Administration, Gemini Fund Services, LLC, 2012 - 2017.	N/A	N/A
26

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014).	N/A	N/A
Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A
Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1983	Vice President	Since 6/2018

Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018.

				N/A	N/A

* The term of office of each Trustee is indefinite.

** The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, AlphaCentric Prime Meridian Income Fund and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Advisor to certain series of the Trust.

Leadership Structure. The Trust is led by Mr. Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interests in Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, investment advisers to other certain series of the Trust. The Board of Trustees is comprised of Mr. Szilagyi, an Interested Trustee, and Mr. Tobias Caldwell, Mr. Tiberiu Weisz and Dr. Bert Pariser, each an Independent Trustee. Mr. Caldwell was appointed by the Board as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees will meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. The Trustees believe this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his

27

experience in providing both advisory and administrative services to other mutual funds. Additionally, as the Managing Member of MFund Services LLC (“MFund”), which provides management and administrative services to the Funds, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the advisors, sub-advisors, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisors and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the Fund resides with the Fund’s advisor and other service providers to the Fund. Although the risk management policies of the advisor and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee. Mr. Caldwell, Mr. Weisz and Dr. Pariser serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Fund’s internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended March 30, 2019, the Audit Committee met 4 times.

Valuation Committee. The Valuation Committee is responsible for overseeing the processes used in pricing the Funds' securities, including the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. The Committee consists of at least three of the following: (1) either the Trust's Treasurer or Assistant Treasurer, and (2) either the Trust's Chief Compliance Officer or another Fund Officer (President/Secretary) that is independent of the Adviser/Sub-Adviser and the Fund involved in the subject valuation, and (3) the Portfolio Manager or a Delegate of the Adviser/Sub-Adviser of the Fund involved in the subject valuation. The Fair Value Committee may include other officers or trustees of the Funds or of the Adviser/Sub-Adviser to the Fund. During the fiscal year ended March 30, 2019, the Valuation Committee held 37 meetings.

Background and Qualifications of the Trustees. Mr. Szilagyi is the managing member of the Advisor and of Catalyst Capital Advisors LLC, an advisor to other series of the Trust. Mr. Szilagyi is also the President of Rational Advisors, Inc., an investment advisor to other series in the Fund Complex. He is also President of MFund which provides management and administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell’s experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the funds. Mr. Caldwell also serves on the boards of registered investment companies.

28

Mr. Weisz is an attorney and provides the Board with insight and experience regarding their duties and standards of care as well as legal procedures related to the Board’s responsibilities.

Dr. Pariser in the managing partner of a technology consulting firm and has served on the Boards of many other companies. His experience with other Boards provides the Trustees with insight as to the manner in which matters are handled in other corporate settings, including the hiring and use of professionals such as counsel and audit firms.

Share Ownership in the Fund

Fund Shares Owned by Trustees as of December 31, 2018

Name of Trustee	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi
Dollar Range of Equity Securities in Fund*	None	None	None	None
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000

*The Fund was not in operation as of December 31, 2018.

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receive an additional quarterly retainer.

The following table describes the compensation paid to the Trustees of the Trust during the most recent fiscal year ended March 31, 2019. The Trust has no retirement or pension plans. The Fund was not in operation during the Trust’s fiscal year ended March 31, 2019. The compensation amounts provided in the table below for the Fund is the estimated compensation to be paid by the Fund to the Trustees for the fiscal year ending March 31, 2020.

Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi**
Aggregate Compensation from the Fund	$3,385	$2,423	$2,423	$0
Total Compensation from Fund Complex*	$210,366	$123,500	$123,500	$0

* The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, the TCG Financial Series Trusts I-X and AlphaCentric Prime Meridian Income Fund, each a registered open-end investment company.

** Mr. Szilagyi is compensated by AlphaCentric for advisory services and MFund Services LLC for administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY

The may invest up to 25% of its total assets in its Subsidiary. It is expected that the Subsidiary will invest primarily in commodities and other futures contracts. For the purpose of determining limits related to investment policies,

29

capital structure and leverage, the investments of the Subsidiary will be considered on an aggregate basis with those of the respective Fund.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of ACSSF Fund Limited, c/o DMS House, 20 Genesis Close, P.O. Box 1344 Grand Cayman KY1-1108,

Cayman Islands. The Subsidiary's affairs are overseen by a board of directors.

Directors. Two of the Independent Trustees, Mr. Caldwell and Mr. Weisz, also serve as Directors of each Subsidiary.

The Subsidiary has entered into separate contracts with the Advisor and Sub-Advisor for the management of the Subsidiary's portfolio, without compensation. The Subsidiary has also entered into arrangements with the Trust's custodian to serve as the Subsidiary's custodian and with Gemini Fund Services, LLC to serve as the Subsidiary's transfer agent, fund accountant and administrator. The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Funds. The Trust's Chief Compliance Officer oversees implementation of the Subsidiaries policies and procedures, and makes periodic reports to the Board regarding the Subsidiary's compliance with its policies and procedures.

The Subsidiary pays no fee to the Advisor, Sub-Advisor or Gemini Fund Services, LLC for their services. The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. The Funds expect that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that a Fund's investment in the Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and Subsidiary.

PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the advisory agreement with the Advisor. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). Below are the beneficial and/or record holders of 5% or more of the Fund.

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Fund as of the date of this SAI and the percentage of outstanding shares owned on that date are listed below:

Name and Address of Beneficial Owner	Share Class	Percent (%) of Class
Hartz Capital Investments, LLC 400 Plaza Drive Secaucus, NJ 07094	Institutional	93.3%

As of the date of this SAI, the officers and Trustees as a group did not own any outstanding shares of the Fund.

ADVISOR AND SUB-ADVISOR

Advisor

AlphaCentric Advisors LLC has been retained by the Fund under a Management Agreement to act as the Fund’s advisor, subject to the authority of the Board of Trustees. AlphaCentric was organized under the laws of Delaware in February 2014. AlphaCentric oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The address of AlphaCentric is 36 North New York Avenue, Huntington, NY 11743. AlphaCentric is controlled by Jerry Szilagyi. The Advisor is under common control

30

with Catalyst Capital Advisors LLC and Rational Advisors, Inc., the investment advisor of other funds in the same group of investment companies also known as a “fund complex”.

The Management Agreement provides that the Advisor will provide the Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of the Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the applicable Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rate of 1.75% of the average daily net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Fund’s Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by the Fund.

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; 12b-1 fees, borrowing costs, such as (a) interest and (b) dividends on securities sold short;

taxes; costs of investing in acquired funds, and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 2.24, 2.99% and 1.99 for Class A, Class C and Class I, respectively, through July 31, 2021.  This agreement may only be terminated by the Fund's Board of Trustees on 60 days' written notice to the advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment, and the repayment is approved by the Board of Trustees.

The Management Agreement with the Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the applicable Fund. Each Management Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment. The Management Agreement was initially approved by the Board of Trustees at a meeting held on April 30, 2019]. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated September 30, 2019.

31

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Sub-Advisor

Mount Lucas Management, LP, an investment advisory firm founded in 1986 has been retained to act as the sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“Mount Lucas Sub-Advisory Agreement”) with the Advisor. Mount Lucas also provides investment advisory services to separately managed accounts, pooled investment vehicles and high net worth individuals. The Advisor and the Trustees have chosen to engage Mount Lucas as a sub-advisor to the Fund in part because of Sub-Advisor’s prior expertise and performance with other accounts similar in objective to that of the Fund, including the Predecessor Fund.

As compensation for the sub-advisory services the Sub-Advisors provide to the Fund, the Advisor will pay Mount Lucas 100% of the net advisory fees paid to the Advisor on assets received by the Fund in connection with the reorganization of the Predecessor Fund and 50% of the net advisory fees earned by the Advisor from the Fund on all other Fund assets. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. In addition to being a beneficial holder of 5% or more of the Fund, Hartz Capital Investments LLC (“Hartz”), an initial investor in the Predecessor Fund, will receive a share of revenue received by the Sub-Advisor pursuant to a seed investor agreement. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement for the Fund will be available in Fund’s Semi-Annual Report to Shareholders for the period ended September 30, 2019.

Portfolio Managers

Subject to the oversight and approval of the Advisor, Gerald L. Prior, III, David Aspell, and Timothy J. Rudderow Sr. are jointly and primarily responsible for the day to day management of the Fund's portfolio.

Messrs. Rudderow, Prior, and Aspell receive a salary, 401k contributions and a proportionate share of the firm’s net profits.

As of June 30, 2019, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Messrs. Prior, Aspell and Rudderow are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Asset (in millions)_	Number	Total Assets (in millions)_	Number	Total Assets (in millions)_
Gerald Prior, III	0	$0	10	$771.0	10	$641.1
David Aspell	0	$0	7	$713.6	2	$79.1
Timothy Rudderow	1	$8.1	12	$907.5	15	$652.8

Of the accounts above, the following are subject to performance-based fees:

32

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (in millions)_	Number	Total Assets (in millions)_	Number	Total Assets (in millions)_
Gerald Prior, III	0	$0	2	$193.8	1	$72.1
David Aspell	0	$0	2	$193.8	1	$72.1
Timothy Rudderow	0	$0	2	$193.8	1	$72.1

As of the date of this SAI, the Fund’s portfolio manager did not beneficially own any shares of the Fund.

Potential Conflicts of Interest – Advisor and Sub-Advisor

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•                 With respect to securities transactions for the Fund, the Advisor or Sub-Advisors determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•                 The appearance of a conflict of interest may arise where an Advisor or Sub-Advisors has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•                 The Fund may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Fund’s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

•                 Although the portfolio managers generally do not trade securities in their own personal account, the Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Advisor, Sub-Advisors and the Fund has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

33

The Advisor, Sub-Advisors, Northern Lights Distributors, LLC and the Fund have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.  The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund.  Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Fund, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the distributor.

GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement provides that it will remain in effect for an initial term of three years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and paying, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the

34

1940 Act, and reconciliation of account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by GFS, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pays GFS for any out-of-pocket expenses.

MFund provides the Fund with various management and administrative services. For these services, the Fund pays MFund $5,000 annually, plus an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by AlphaCentric Advisors LLC):

0.10% of net assets up to $50 million;

.07% of net assets from $50 million to $100 million;

.05% of net assets from $100 million to $250 million;

.04% of net assets from $250 million to $500 million;

.03% of net assets from $500 million to $1 billion;

.02% of net assets from $1 billion

In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund, the controlling member of the Advisor, Catalyst Capital Advisors LLC (an advisor to other series of the Trust), and a Trustee of the Trust.

COMPLIANCE SERVICES

MFund Services provides the Chief Compliance Officer and certain compliance related services to the Trust pursuant to a Compliance Services Agreement, including payroll services, office space, supplies, and health insurance and other benefits.

CUSTODIAN

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, the Custodian serves as the custodian of the Fund. The Custodian has custody of all securities and cash of the Fund. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. The Custodian also serves as custodian to the subsidiary.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm is Cohen & Company, Ltd., 151 N. Franklin St, Suite 575, Chicago, IL 60606. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Fund. Cohen & Company, Ltd. will report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

35

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Fund has adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b 1 under the 1940 Act (the “Plans”). Rule 12b 1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under the Fund’s Plan related to the Class A Shares, the Fund incurs an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b 1 Fee”). Class A Shares of the Fund are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under the Fund’s Plan related to the Class C Shares, the Fund incurs an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C Shares (the “Class C 12b 1 Fee”). Under the Fund’s Plan related to the Class I Shares the Fund incurs an annual fee of up to 0.25% of the average daily net assets of the Fund’s Class I Shares (“Class I 12b1 Fee”) (the Class A 12b-1 Fee, Class C 12b-1 Fee and Class I 12b-1 Fee are collectively referred to as the “12b-1 Fees”). The Fund is not currently paying Class I 12b-1 Fees and there are no plans to impose these fees. Brokers receive a 1% commission from the Fund for the sale of Class C shares. The Advisor reimburses the Fund for this expense, and recoups the expense during the first year as it receives 12b-1 payments.

Each 12b-1 Fee may be used to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution related expenses.

The Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust's Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). The Fund’s Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of a Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund’s Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

36

Dealers who are holders or dealers of record for accounts in one or more of the Fund may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor may include financial assistance to dealers that enable the Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Advisor makes payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

Since the Fund has not yet commenced operations, the Fund has paid no distribution plan fees and no commissions.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Fund may directly enter into agreements with “financial intermediaries” pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor, Sub-Advisor, or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor, Sub-Advisor, or their affiliates may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor, Sub-Advisor, and their affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares

37

over other classes of the Fund’s shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated the responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisors. The Advisor and Sub-Advisors may delegate such proxy voting to a third party proxy voting service provider. The Advisor and Sub-Advisors will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor or a Sub-Advisor may be asked to cast a proxy vote that presents a conflict between its interests and the interests of the Fund’s shareholders. In such a case, the Trust’s policy requires that the advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Sub-Advisors have developed a detailed proxy voting policy that has been approved by the Board of Trustees. A copy of the proxy voting policies are attached hereto as Appendix B and C.

Information on how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-844-ACFUNDS (844-223-8637) or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures is also available by calling 1-844-ACFUNDS (844-223-8637) and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Fund’s response to market conditions. Since the Fund had not yet commenced operations as of the end of the Trust's last fiscal year, it does not have any annual portfolio turnover data to report. Such information will be provided in future filings.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a

38

particular transaction or the Advisor’s overall responsibilities to the Fund and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Fund. The Advisor's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Advisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, the Fund may place a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor. As the level of option writing or stock trading increases, the level of commissions paid by the Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the Investment Company Act of 1940, persons affiliated with the Advisor, the Distributor or an affiliate of the Advisor or Distributor, may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities.

The Management Agreement provides that affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an

39

affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Management Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Fund. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, the Distributor or their affiliates.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with a Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which a Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Fund to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

40

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the funds in the AlphaCentric family of funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Fund’s Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all of the Funds to reach a breakpoint discount on the up-front sales charge applicable to Class A shares. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)       Investor's current purchase of Class A shares in the Fund; and

(b)       The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the prospectus.

41

Exchange Privilege

As described in the Fund’s Prospectus under “How To Redeem Shares—Exchange Privilege,” the Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the Trust, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

NET ASSET VALUE

For the Fund, NAV per share is determined by dividing the total value of the Fund's assets, less any liabilities, by the number of shares of the Fund outstanding.

The net asset value per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington’s Birthday (Presidents' Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automatic Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

The Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions

42

to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Under current law, certain U.S. shareholders, including individuals and estates and trusts, will beare subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” generally including dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

INVESTMENTS IN FOREIGN SECURITIES

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Fund will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses

43

reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

The United States generally imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax.  Relief from the U.S. withholding tax may be available for certain properly designated distributions to non-U.S. investors of “interest-related dividends” and “short term capital gain dividends,” assuming the investor provides valid tax documentation certifying non-U.S. status.

WHOLLY-OWNED SUBSIDIARY

The Fund invests a portion of its assets in the Subsidiary, which is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. The Subsidiary conducts its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

44

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M. However, the IRS no longer issues such letters. The Fund does not have a private letter ruling, but fully intends to comply with the IRS' rules if the IRS were to change its position. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. Such dividend distributions are "qualifying income" pursuant to Subchapter M (Section 851(b)) of the Code.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S. source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary is wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary is a CFC. As a "U.S. Shareholder," the Fund is required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund are tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 1-844-ACFUNDS (844-223-8637).

45

The Predecessor Fund’s audited financial statements for the fiscal years ended December 31, 2017 and December 31, 2018 are attached as Appendix C. The audited financial statements of the Predecessor Fund have been audited by PricewaterhouseCoopers, the independent auditor for the Predecessor Fund for the fiscal years ended December 31, 2017 and December 31, 2018.

46

Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest

47

degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

48

Appendix B

Proxy Voting Policies and Procedures

Mount Lucas Management LP

1. Background.

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for: (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of Mount Lucas Management LP (“Mount Lucas” or the “Firm”) for voting proxies received for accounts managed by the Firm are set forth below and are applicable if:

• The underlying advisory agreement entered into with the client expressly provides that the Firm shall be responsible to vote proxies received in connection with the client’s account;

• The underlying advisory agreement entered into with the client is silent as to whether or not the Firm shall be responsible to vote proxies received in connection with the client’s account, and the Firm has discretionary authority over investment decisions for the client’s account; or

• In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Firm’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to Timothy Rudderow at 267-359-3500.

2. Proxy Voting Policies.

In the absence of specific voting guidelines from a client, Mount Lucas will vote proxies in a manner that is in the best interest of the client. This principle may result in different voting results for proxies for the same issuer. The Firm shall consider only those factors that relate to the client's investment or are dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all may be in the best interest of the client). Mount Lucas believes that voting proxies in accordance with the following policies is in the best interests of its clients:

A. Specific Voting Policies.

1. Routine Items:

• The Firm will generally vote for the election of directors (where no corporate governance issues are implicated).

• The Firm will generally vote for the selection of independent auditors.

• The Firm will generally vote for increases in or reclassification of common stock.

• The Firm will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

• The Firm will generally vote for changes in the board of directors.

• The Firm will generally vote for outside director compensation.

49

• The Firm will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management.

• The Firm will generally vote for proposals that increase shareholder value.

• The Firm will generally vote for proposals that will maintain or increase shareholder influence over the issuer's board of directors and management.

• The Firm will generally vote for proposals that maintain or increase the rights of shareholders.

2. Non-Routine and Conflict of Interest Items:

• The Firm will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

• The Firm will generally vote against shareholder resolutions that consider non-financial impacts of mergers.

• The Firm will generally vote against anti-greenmail provisions.

B. General Voting Policy.

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Firm may engage an independent third party to determine how the proxies should be voted. In voting on each and every issue, the Firm and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot. In exercising its voting discretion, the Firm and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Firm will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Firm or:

• any affiliate of the Firm. For purposes of these Proxy Voting Policies and Procedures, an affiliate is:

(i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Firm;

(ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Firm; or

(iii) any other person for which a person described in clause (ii) acts in any such capacity;

• any issuer of a security for which the Firm (or any affiliate of the Firm) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

• any person with whom the Firm (or any affiliate of the Firm) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Firm’s (or its affiliate’s) business.

(Each of the above persons being an “Interested Person”.)

After informing the client of any potential conflict of interest, the Firm will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

Consistent with SEC Rule 206(4)-6, as amended, the Firm shall take reasonable measures to inform its clients of (1) its proxy voting policies and procedures; and (2) the process or procedures clients must follow to obtain information regarding how the Firm voted with respect to assets held in their accounts. This information may be provided to clients through the Firm’s Form ADV (Part 2 or Schedule H)

50

disclosure or by separate notice to the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

3. Proxy Voting Procedures.

A. Timothy J. Rudderow, Sr. (the “Responsible Party”) shall be designated by the Firm to make discretionary investment decisions for the client's account and will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B. All proxies and ballots received by Mount Lucas will be forwarded to the Responsible Party and then logged in upon receipt in the “Receipt of Proxy Voting Material” log (see sample attached).

C. Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

D. Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Firm or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Firm’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Firm).

E. If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

• the proposal to be voted upon;

• the actual or potential conflict of interest involved;

• the Firm’s vote recommendation (with a summary of material factors supporting the recommended vote); and

• if applicable, the relationship between the Firm and any Interested Person.

The Conflict Notice will either request the client’s consent to the Firm’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Firm. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Firm may:

• engage a non-Interested Party to independently review the Firm’s vote recommendation if the vote recommendation would fall in favor of the Firm’s interest (or the interest of an Interested Person) to confirm that the Firm’s vote recommendation is in the best interest of the client under the circumstances;

• cast its vote as recommended if the vote recommendation would be against the Firm’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

51

• abstain from voting if such action is determined by the Firm to be in the best interest of the client under the circumstances.

F. The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

G. In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:

• The Firm’s proxy voting policies and records;

• A copy of the proxy statement received (unless retained by a third party for the benefit of the Firm or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

• A record of the vote cast (unless this record is retained by a third party for the benefit of the Firm and the third party is able to promptly provide the Firm with a copy of the voting record upon its request)

52

Appendix C

FINANCIAL STATEMENTS
AND REPORT OF INDEPENDENT AUDITORS

MLM SYMMETRY FUND, LP

December 31, 2018

The General Partner of MLM Symmetry Fund, LP (the “Partnership”) is registered as a Commodity Pool Operator under the Commodity Exchange Act. A claim of exemption pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.7 has been made with respect to the Partnership by the General Partner. The exemption relieves the Partnership of certain disclosure and reporting obligations under the commodity pool rules of the CFTC.

MLM SYMMETRY FUND, LP

C O N T E N T S

Page(s)

Affirmation of the Commodity Pool Operator	2

Report of Independent Auditors	3

Financial Statements

Statement of Financial Condition	4

Statement of Operations	5

Statement of Changes in Partners’ Capital	6

Notes to Financial Statements	7 - 14

Financial Statements of MLM Symmetry Master Fund Ltd.

AFFIRMATION OF THE COMMODITY POOL OPERATOR

I affirm that, to the best of my knowledge and belief, the information contained in the attached financial statements of MLM Symmetry Fund, LP for the year ended December 31, 2018 is accurate and complete.

Timothy J. Rudderow Sr.
Chief Executive Officer
Mount Lucas Management LP
MLM Symmetry Fund, LP

Report of Independent Auditors

To the General Partner of MLM Symmetry Fund, LP

We have audited the accompanying financial statements of MLM Symmetry Fund, LP (the “Partnership”), which comprise the statement of financial condition as of December 31, 2018, and the related statements of operations, and of changes in partners’ capital for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Partnership’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MLM Symmetry Fund, LP as of December 31, 2018, and the results of its operations, and changes in its partners’ capital for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

August 2, 2019

PricewaterhouseCoopers, 18 Forum Lane, Camana Bay, P.O. Box 258, Grand Cayman KY1-1104, Cayman Islands T: +1 (345) 949 7000, F: +1 (345) 949 7352, www.pwc.com/ky

MLM Symmetry Fund, LP

STATEMENT OF FINANCIAL CONDITION

December 31, 2018

ASSETS

Cash	$3,231
Investment in MLM Symmetry Master Fund Ltd., at fair value	61,338,352

Total assets	$61,341,583

LIABILITIES AND PARTNERS’ CAPITAL

Liabilities
Management fees payable	$3,568
Accrued expenses	15,961

Total liabilities	19,529

Partners’ capital
General partner’s capital	15,613
Limited partners’ capital	61,306,441

Total partners’ capital	61,322,054

Total liabilities and partners’ capital	$61,341,583

The accompanying notes and attached financial statements of MLM Symmetry Master Fund Ltd. are an integral part of these statements.

MLM Symmetry Fund, LP

STATEMENT OF OPERATIONS

Year ended December 31, 2018

Realized and unrealized gain (loss) on investment activities allocated from MLM Symmetry Master Fund Ltd.
Net realized gain on securities transactions	$2,828,667
Net realized gain on derivative transactions	995,986
Net change in unrealized depreciation on securities positions	(6,397,727)
Net change in unrealized depreciation on derivative positions	(2,931,857)
Net realized and unrealized gain from foreign currency transactions	40,924

Net realized and unrealized loss on investment activities allocated from MLM Symmetry Master Fund Ltd.	(5,464,007)

Investment income and operating expenses allocated from MLM Symmetry Master Fund Ltd.
Investment income	1,499,499
Operating expenses	(236,651)

Net investment income allocated from MLM Symmetry Master Fund Ltd.	1,262,848

Partnership expenses
Management fees	197,615
Professional fees and other expenses	26,202

Total Partnership expenses	223,817

Net investment income	1,039,031

Net loss	$(4,424,976)

The accompanying notes and attached financial statements of MLM Symmetry Master Fund Ltd. are an integral part of these statements.

MLM Symmetry Fund, LP

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Year ended December 31, 2018

			Total
	General	Limited	Partners’
	Partner	Partners	Capital

Partners’ capital at beginning of year	$16,687	$65,774,037	$65,790,724

Capital contributions	—	112,500	112,500
Capital withdrawals	—	(156,194)	(156,194)

Allocation of net income Pro rata allocation	(1,074)	(4,423,902)	(4,424,976)

Net income	(1,074)	(4,423,902)	(4,424,976)

Partners’ capital at end of year	$15,613	$61,306,441	$61,322,054

The accompanying notes and attached financial statements of MLM Symmetry Master Fund Ltd. are an integral part of these statements.

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

NOTE A – ORGANIZATION

MLM Symmetry Fund, LP (the “Partnership”) was organized as a limited partnership under the laws of the State of Delaware on November 20, 2009 and commenced operations on January 27, 2010.

The Partnership invests substantially all of its assets into the MLM Symmetry Master Fund, Ltd. (the “Master Fund”). The Master Fund’s investment objective is appreciation of its assets through trading. The Master Fund engages in various trading strategies, including, without limitation, trading positions (both long and short) in equity securities, options, and commodities futures.

Mount Lucas Management LP (the “General Partner”), a Delaware partnership, is the general partner and investment advisor of the Partnership. The General Partner is registered with the Commodity Futures Trading Commission and the National Futures Association as the Commodity Pool Operator of the Partnership and with the Securities and Exchange Commission as a Registered Investment Advisor. The General Partner is responsible for all investment decisions and operations of the Partnership.

BNY Mellon Alternative Investment Services Ltd. (the “Administrator”) is the Partnership’s Administrator, registrar and transfer agent.

Capitalized terms used but not defined herein shall have the meaning assigned to them in the Limited Partnership Agreement (the “Agreement”).

NOTE B – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

1.	Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are presented in United States Dollars.

See attached financial statements of MLM Symmetry Master Fund Ltd.

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE B (continued)

1.	Basis of Presentation (continued)

The Partnership is considered an investment company pursuant to Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”), and therefore follows the accounting and reporting guidance for investment companies.

2.	Use of Estimates

The preparation of the accompanying financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

3.	Cash

Cash consists of amounts on deposit at one financial institution.

4.	Investment in MLM Symmetry Master Fund Ltd.

The Partnership records its investment in the Master Fund at fair value, which represents the Partnership’s proportionate interest in the net assets of the Master Fund. The performance of the Partnership is directly affected by the performance of the Master Fund.

Attached are the audited financial statements of the Master Fund which are an integral part of these financial statements. The valuation of investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements. At December 31, 2018, the Partnership owned 100% of the Master Fund’s net assets.

Fair Value Hierarchy

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement, the Master Fund and the Partnership measures fair value through the use of a fair value hierarchy that prioritizes the inputs to valuation techniques. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

See attached financial statements of MLM Symmetry Master Fund Ltd.

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE B (continued)

4.	Investment in MLM Symmetry Master Fund Ltd. (continued)

The three levels of the fair value hierarchy are described below:

Level 1 – Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market (examples include active exchange-traded equity securities, listed derivatives, most U.S. government and agency securities, and certain other sovereign government obligations).

Level 2 – Financial assets and liabilities whose values are based on the following:

a)	Quoted prices for similar assets or liabilities in active markets (for example, restricted stock);

b)	Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including interest rate and currency swaps); and

d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability (for example, certain mortgage loans).

Level 3 – Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect the General Partner’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include private equity investments, certain commercial mortgage whole loans and long-dated or complex derivatives, including certain foreign exchange options and long-dated options on gas and power).

Since all investments are made through the Master Fund, the fair value hierarchy is only presented at the Master Fund level. The Partnership’s investment in the Master Fund is considered Level 2.

See attached financial statements of MLM Symmetry Master Fund Ltd.

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE B (continued)

5.	Investment Transactions and Investment Income and Expense

The Partnership records monthly its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses. In addition, the Partnership accrues its own income and expenses. The Partnership records contributions and withdrawals related to its investments in the Master Fund on the transaction date.

6.	Income Taxes

No federal, state or local income taxes have been provided at the Partnership level since the partners are individually liable for the taxes on their share of the Partnership’s income or loss.

FASB ASC 740-10, Income Taxes, provides guidance for how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. As such, the Partnership is required to evaluate the tax positions taken or expected to be taken in the course of preparing the Partnership’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as an expense in the current year. Based on the General Partner’s analysis there were no tax positions identified which did not meet the “more-likely-than-not” standard as of December 31, 2018. However, the General Partner’s conclusions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof.

The following is the major tax jurisdiction for the Partnership and the earliest tax year subject to examination:

Jurisdiction	Tax Year
United States	2014

See attached financial statements of MLM Symmetry Master Fund Ltd.

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE C – ALLOCATION OF NET INCOME (LOSS)

In accordance with the provisions of the Agreement, net capital appreciation or depreciation of the Partnership is allocated to all partners in proportion to each partner’s opening capital account for each accounting period, as defined in the Agreement.

NOTE D – RELATED PARTY TRANSACTIONS

1.	Management Fees

As provided in the Agreement, the General Partner provides certain management and administrative services to the Partnership including, among other things, providing office space and other support services. The Partnership is charged a monthly management fee in arrears amounting to 0.083% (1% annually) of the limited partners’ capital account at the end of each month prior to any additions, redemptions or profit allocation. The General Partner may, in its discretion, elect to reduce, waive or calculate differently all or a portion of the management fee with respect to any Limited Partner. For the year ended December 31, 2018, management fees totaled $197,615, of which $3,568 was payable at December 31, 2018.

2.	Incentive Allocation

The General Partner receives an incentive allocation (the “Incentive Allocation”) equal to 20% of the excess of each Limited Partner’s Net New Profit at the end of the Partnership’s Fiscal Year. Net New Profit is the amount by which the amount of Profit credited to such Capital Account at the end of a Fiscal Year (before deduction of any profit allocation allocable in respect of such Fiscal Year) exceeds (i) in the case of Limited Partner’s initial year, zero, or (ii) in all other cases the highest amount of Profit credited to such Capital Account as of the end of any prior Fiscal Year, after deduction of any profit allocation allocated in respect of such prior Fiscal Year and after adjusting for intervening distributions and redemptions as defined in the Agreement. The General Partner also receives an Incentive Allocation, if applicable, upon the full withdrawal of a limited partner from the Partnership. The General Partner may, in its discretion, elect to reduce, waive or calculate differently, all or a portion of the incentive allocation with respect to any limited partner. There was no Incentive Allocation for the year ended December 31, 2018.

See attached financial statements of MLM Symmetry Master Fund Ltd.

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE E – INDEMNIFICATIONS

In the ordinary course of business, the Partnership and the Master Fund enters into contracts that contain a variety of indemnifications. To the extent any claims are made against the Master Fund, the Partnership would bear its pro-rata share of the loss. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote. Therefore, the Partnership did not accrue any liability in connection with such indemnifications.

NOTE F – CAPITAL

Contributions are made as of the first business day of any calendar month or at such other times as the General Partner, in its sole discretion, may allow. As per the provisions of the Confidential Offering Memorandum, with the consent of the General Partner, at the beginning of any calendar month, limited partners may make capital contributions in amounts of at least $1,000,000 subject to the General Partner’s sole discretion to accept a lesser amount.

In accordance with the provisions of the Confidential Offering Memorandum, a limited partner has the right, upon 10 days’ prior written notice, to withdraw all or any portion of its capital account as of the end of any calendar month, subject to any withdrawal fee.

With respect to withdrawals of more than 90% of a partner’s interest, generally 90% of withdrawal proceeds will be paid within three (3) business days after the withdrawal date and the remainder will ordinarily be paid within twenty (20) calendar days of the relevant withdrawal date.

At December 31, 2018, one limited partner held 93% of the total partners’ capital. The actions of this limited partner could materially impact the Partnership.

Certain employees and affiliates of the General Partner held 6.51% of Partners Capital at December 31, 2018.

See attached financial statements of MLM Symmetry Master Fund Ltd.

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE G – FINANCIAL HIGHLIGHTS

The following represents the ratios to average limited partners’ capital and total return information for the year ended December 31, 2018:

Total return (1)
Total return	(6.72)%

Ratios to average limited partners’ capital (2)
Total expenses	0.71%

Net investment income	1.60%

(1)	The financial highlights are calculated for all the limited partners taken as a whole. An individual limited partner’s return may vary from the above, based on different management fee and incentive allocation arrangements (as applicable) and the timing and amount of capital transactions.

(2)	Average limited partners’ capital was derived from limited partners’ capital at the beginning of each month, adjusted for cash flows related to the capital contributions and withdrawals during the year. An individual limited partner’s ratios to average limited partners’ capital may vary from the above, based on different management fee and incentive allocation arrangements (as applicable) and the timing and amount of capital transactions.

NOTE H – SUBSEQUENT EVENTS

Pursuant to a written special resolution by the sole shareholder of the Master Fund signed May 28, 2019 and a written resolution by the Board of Directors dated May 30, 2019, it was resolved that the Master Fund be de-registered as a Cayman Islands exempted limited liability company from the Cayman Islands Monetary Authority and will continue as a limited liability company under the laws of the State of Delaware, USA. On June 28, 2019, it was resolved further that the name of the Master Fund be changed to MLM Symmetry Master Fund LLC (the “Company”) and the registered office address be changed to Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808 USA.

As part of the corporate restructuring and effective July 1, 2019, the Company was merged with and into MLM Symmetry Fund, LP (prior to July 1, 2019, the “Partnership”). Effective July 1, 2019, MLM Symmetry Fund, LP became the surviving entity (the “Surviving Entity”). The Surviving Entity assumed all the remaining assets and liabilities of the Company. The cash was transferred by the Company to the Surviving Entity.

See attached financial statements of MLM Symmetry Master Fund Ltd.

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE H (continued)

From January 1, 2019 to June 30, 2019, prior to merger, the Surviving Entity had withdrawals amounting to $246,404.

Management has evaluated all subsequent transactions and events after the statement of financial condition date through August 2, 2019, the date on which these financial statements were available to be issued and, except as already included in the notes to these financial statements has determined that no additional items require disclosure.

See attached financial statements of MLM Symmetry Master Fund Ltd.

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT AUDITORS

MLM SYMMETRY MASTER FUND LTD.

December 31, 2018

The Advisor of MLM Symmetry Master Fund Ltd. (the “Master Fund”) is registered as a Commodity Pool Operator under the Commodity Exchange Act. A claim of exemption pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.7 has been made with respect to the Master Fund by the Advisor. The exemption relieves the Master Fund of certain disclosure and reporting obligations under the commodity pool rules of the CFTC.

MLM SYMMETRY MASTER FUND LTD.

C O N T E N T S

Page(s)

Affirmation of the Commodity Pool Operator	2

Report of Independent Auditors	3

Financial Statements

Statement of Financial Condition	4

Schedule of Investments	5-12

Statement of Operations	13

Statement of Changes in Net Assets	14

Statement of Cash Flows	15

Notes to Financial Statements	16-32

AFFIRMATION OF THE COMMODITY POOL OPERATOR

I affirm that, to the best of my knowledge and belief, the information contained in the attached financial statements of MLM Symmetry Master Fund Ltd. for the year ended December 31, 2018 is accurate and complete.

Timothy J. Rudderow Sr.
Chief Executive Officer
Mount Lucas Management LP
MLM Symmetry Master Fund Ltd.

Report of Independent Auditors

To the Board of Directors of MLM Symmetry Master Fund Ltd.

We have audited the accompanying financial statements of MLM Symmetry Master Fund Ltd. (the “Fund”), which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2018, and the related statements of operations, of changes in net assets, and of cash flows for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Fund’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MLM Symmetry Master Fund Ltd. as of December 31, 2018, and the results of its operations, changes in its net assets, and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

July 19, 2019

PricewaterhouseCoopers, 18 Forum Lane, Camana Bay, P.O. Box 258, Grand Cayman KY1-1104, Cayman Islands T: +1 (345) 949 7000, F: +1 (345) 949 7352, www.pwc.com/ky

MLM Symmetry Master Fund Ltd.

STATEMENT OF FINANCIAL CONDITION

December 31, 2018

ASSETS

Investments in securities, at fair value (cost: $35,225,765)	$32,963,784
Unrealized appreciation on derivative contracts (premium paid: $3,383)	1,936,071
Cash and cash equivalents	21,586,620
Cash held at broker	5,336,363
Due from broker	2,248,843
Dividends receivable	15,810

Total assets	$64,087,491

LIABILITIES

Unrealized depreciation on derivative contracts (proceeds received: $7,411)	$2,669,096
Accrued expenses and other payables	80,043

Total liabilities	2,749,139

Net assets	61,338,352

Net asset value per share:
MLM Symmetry Fund, LP (51,848 shares outstanding)	$1,183.04

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS

December 31, 2018

				Percent of
Description	Shares	Cost	Fair Value	Net Assets
INVESTMENTS IN SECURITIES, AT FAIR VALUE
Common Stock
United States:
Communications
AT&T Inc.	16,909	$570,506	$482,583	0.79%
CenturyLink Inc.	62,660	1,209,870	949,299	1.55
Motorola Solutions Inc.	1,107	141,442	127,350	0.20
VeriSign Inc.	1,030	124,856	152,739	0.25
Total Communications		2,046,674	1,711,971	2.79

Consumer Cyclical
Cintas Corporation	677	141,414	113,729	0.19
Costco Wholesale Corporation	604	140,988	123,041	0.20
Ford Motor Corporation	53,493	557,654	409,221	0.67
Kohl’s Corporation	16,637	1,033,671	1,103,700	1.79
Macy’s Inc.	36,711	1,064,147	1,093,254	1.78
TJX Companies Inc.	2,590	141,789	115,877	0.19
YUM! Brands Inc.	1,461	124,802	134,295	0.22
Total Consumer Cyclical		3,204,465	3,093,117	5.04

Consumer Non-Cyclical
Constellation Brands Inc.	560	122,207	90,060	0.15
Kroger Company	18,876	563,166	519,090	0.85
Mastercard Inc.	648	96,805	122,245	0.20
Moody’s Corporation	764	121,632	106,991	0.17
Verisk Analytics Inc.	2,372	264,649	258,643	0.42
Visa Inc.	1,035	124,834	136,558	0.22
Total Consumer Non-Cyclical		1,293,293	1,233,587	2.01

Energy
HollyFrontier Corporation	8,460	590,276	432,476	0.71
Marathon Petroleum Corporation	14,639	1,023,607	863,847	1.41
Phillips 66 Company	11,000	1,155,483	947,650	1.54
Valero Energy Corporation	11,280	1,054,524	845,662	1.38
Total Energy		3,823,890	3,089,635	5.04

Financial
Progressive Corporation	4,039	228,480	243,673	0.40
Prudential Financial Inc.	5,553	567,226	452,847	0.74
Total Financial		795,706	696,520	1.14

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2018

				Percent of
Description	Shares	Cost	Fair Value	Net Assets
INVESTMENTS IN SECURITIES, AT FAIR VALUE (continued)
Common Stock (continued)
United States: (continued)
Funds
Consumer Staples Select Sector SPDR Fund	1,251	$70,420	$63,526	0.10%
Health Care Select Sector SPDR Fund	723	61,761	62,547	0.10
iShares
iShares 0-5 Year High Yield Corporate Bond ETF	1,257	58,737	55,999	0.09
iShares 1-3 Year Treasury Bond ETF	57,902	4,812,888	4,841,765	7.89
iShares 3-7 Year Treasury Bond ETF	40,043	4,809,060	4,861,220	7.93
iShares 7-10 Year Treasury Bond ETF	47,092	4,841,399	4,906,986	8.00
iShares Floating Rate Bond ETF	2,122	107,918	106,864	0.17
iShares Mortgage Real Estate Capped ETF	2,181	94,857	87,109	0.14
iShares National AMT-Free Muni Bond ETF	1,096	118,868	119,508	0.20
iShares Short-Term Corporate Bond ETF	2,310	119,694	119,288	0.19
Real Estate Select Sector SPDR Fund	4,540	150,186	140,740	0.23
Utilities Select Sector SPDR Fund	5,205	272,333	275,449	0.45
Vanguard Real Estate Index Fund ETF	866	69,298	64,578	0.11
Total Funds		15,587,419	15,705,579	25.60

Industrial
Ametek Inc.	1,622	121,941	109,809	0.18
Roper Industries Inc.	437	121,948	116,469	0.19
Westrock Company	8,948	546,694	337,876	0.55
Xylem Inc.	1,599	122,164	106,685	0.17
Total Industrial		912,747	670,839	1.09

Technology
Broadridge Financial Solutions Inc.	1,072	141,850	103,180	0.17
Citrix Systems Inc.	1,287	141,511	131,866	0.21
Fiserv Inc.	1,739	140,455	127,799	0.21
Hewlett Packard Enterprise	33,326	562,076	440,236	0.72
Total Technology		985,892	803,081	1.31

Total United States		28,650,086	27,004,329	44.02

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2018

				Percent of
Description	Shares	Cost	Fair Value	Net Assets
INVESTMENTS IN SECURITIES, AT FAIR VALUE (continued)
Common Stock (continued)
Japan:
Basic Materials
JFE Holdings Inc.	27,100	$541,792	$434,421	0.71%
Mitsubishi Chemical Holdings Corporation	30,800	298,624	233,968	0.38
Total Basic Materials		840,416	668,389	1.09

Communications
Matsui Securities Co. Ltd.	6,600	69,870	69,550	0.11
Total Communications		69,870	69,550	0.11

Consumer Cyclical
Aeon Co. Ltd.	3,000	69,774	58,834	0.10
Ana Holdings Inc.	1,700	65,749	61,126	0.10
Honda Motor Co. Ltd.	8,200	276,722	216,549	0.35
Itochu Corporation	33,000	544,396	562,119	0.92
Kanematsu Corporation	38,700	487,305	471,370	0.77
K’S Holdings Corporation	4,800	68,396	47,297	0.08
Marubeni Corporation	79,600	564,542	560,951	0.91
Mitsubishi Corporation	11,200	345,689	308,599	0.50
Mitsui & Co. Ltd.	19,500	347,819	300,760	0.49
Nissan Motor Co. Ltd.	26,900	264,989	216,049	0.35
Sojitz Corporation	168,900	481,475	588,657	0.96
Sumitomo Corporation	34,400	494,971	490,083	0.80
Total Consumer Cyclical		4,011,827	3,882,394	6.33

Consumer Non-Cyclical
Asahi Group Holdings Ltd.	1,300	69,210	50,634	0.08
Astellas Pharma Inc.	4,200	70,155	53,705	0.09
Kobayashi Pharmaceutical Co. Ltd.	800	67,135	54,523	0.09
Terumo Corporation	1,300	71,758	73,821	0.12
Toho Holdings Co. Ltd.	2,600	69,540	63,764	0.10
Yaoko Co. Ltd.	1,200	68,603	65,690	0.11
Total Consumer Non-Cyclical		416,401	362,137	0.59

Energy
Idemitsu Kosan Co. Ltd.	5,500	273,968	181,150	0.30
JX Holdings Inc.	37,600	273,386	197,837	0.32
Total Energy		547,354	378,987	0.62

Financial
Century Tokyo Leasing Corporation	1,100	66,431	48,474	0.08
Total Financial		66,431	48,474	0.08

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2018

		Cost/
	Shares/	Premium		Percent of
Description	Units	paid	Fair Value	Net Assets
INVESTMENTS IN SECURITIES, AT FAIR VALUE (continued)
Common Stock (continued)
Japan: (continued)
Industrial
Hamamatsu Photonics	1,800	$67,980	$60,682	0.10%
Keio Corporation	1,300	70,812	75,790	0.12
Nippon Steel Trading Corporation	5,300	279,290	219,292	0.36
Odakyu Electric Railway Co., Ltd.	3,000	68,185	66,156	0.11
Sotetsu Holdings, Inc.	2,200	69,247	65,636	0.11
Total Industrial		555,514	487,556	0.80

Technology
OBIC Co., Ltd.	800	67,866	61,968	0.10
Total Technology		67,866	61,968	0.10

Total Japan		6,575,679	5,959,455	9.72

Total Common Stock		35,225,765	32,963,784	53.74

Total Investments in Securities, at fair value		$35,225,765	$32,963,784	53.74%

UNREALIZED APPRECIATION ON DERIVATIVE CONTRACTS
Contracts for Differences
Foreign Equity
CNP Assurances CFD	23,556	$—	$30,407	0.06%
Koninklijke Ahold Delhaize N.V. CFD	11,165	—	13,021	0.02
Pernod Ricard CFD	451	—	7,082	0.01
Swiss Life Holding CFD	827	—	33,714	0.05
Total Contracts for Differences		—	84,224	0.14

Credit Default Swaps
United States
CDX HY CDSI S31 5Y PRC	(18,000)	1,351	359	—
CDX IG CDSI S31 5Y	(107,000)	2,032	594	—
Total Credit Default Swaps		3,383	953	—

Futures Contracts Purchased
Commodity Futures
Energy
Natural Gas Future Jun19	77	—	51,690	0.08
Total Energy		—	51,690	0.08

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2018

		Premium		Percent of
Description	Units	paid	Fair Value	Net Assets
UNREALIZED APPRECIATION ON DERIVATIVE CONTRACTS (continued)
Futures Contracts Purchased (continued)
Commodity Futures (continued)
Meats
Live Cattle Future Feb19	45	$—	$27,570	0.04%
Live Cattle Future Jun19	46	—	15,350	0.04
Total Meats		—	42,920	0.08

Total Commodity Futures		—	94,610	0.16

Interest Rate Futures
3mo Euro Euribor Mar19	25	—	3,494	0.01
3mo Euro Euribor Jun19	25	—	2,162	—
3mo Euro Euribor Sep19	25	—	3,580	0.01
3mo Euro Euribor Dec19	25	—	1,260	—
90day Euro$ Future Jun19	61	—	22,750	0.04
90day Euro$ Future Sep19	61	—	35,075	0.05
90day Euro$ Future Dec19	61	—	10,675	0.02
90day Sterling Future Mar19	40	—	4,767	0.01
90day Sterling Future Sep19	40	—	1,594	—
Bank Accept Future Mar19	63	—	3,730	0.01
Bank Accept Future Jun19	66	—	8,853	0.01
Bank Accept Future Sep19	71	—	22,334	0.04
Bank Accept Future Dec19	68	—	12,812	0.02
Can 10yr Bond Future Mar19	80	—	38,037	0.06
Euro-Bund Future Mar19	44	—	57,967	0.09
Jpn 10yr Bond(OSE) Mar19	6	—	26,276	0.04
Long Gilt Future Mar19	51	—	78,051	0.13
US 10yr Note (CBT) Mar19	42	—	24,827	0.04
Total Interest Rate Futures		—	358,244	0.58

Total Futures Contracts Purchased		—	452,854	0.74

Futures Contracts Sold
Commodity Futures
Energy
Gasoline Rbob Future Mar19	(36)	—	299,145	0.49
Gasoline Rbob Future Jun19	(35)	—	182,356	0.30
NY Harb ULSD Future Mar19	(28)	—	211,386	0.34
WTI Crude Future Mar19	(42)	—	309,480	0.50
WTI Crude Future Jun19	(49)	—	32,200	0.05
Total Energy		—	1,034,567	1.68

Grains
Wheat Future (CBT) Mar19	(28)	—	3,850	0.01
Total Grains		—	3,850	0.01

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2018

		Premium		Percent of
Description	Units	paid	Fair Value	Net Assets
UNREALIZED APPRECIATION ON DERIVATIVE CONTRACTS (continued)
Futures Contracts Sold (continued)
Commodity Futures (continued)
Metals
Copper Future Mar19	(31)	$—	$140,813	0.23%
Total Metals		—	140,813	0.23

Total Commodity Futures		—	1,179,230	1.92

Currency Futures
AUDUSD Currency Future Mar19	(70)	—	113,750	0.19
C$ Currency Future Mar19	(68)	—	105,060	0.17
Total Currency Futures		—	218,810	0.36

Total Futures Contracts Sold		—	1,398,040	2.28

Total unrealized appreciation on derivative contracts		$3,383	$1,936,071	3.16%

UNREALIZED DEPRECIATION ON DERIVATIVE CONTRACTS
Contracts for Differences
Foreign Equity
ADP CFD	352	$—	$(961)	(0.00)%
Aegon NV CFD	45,479	—	(66,320)	(0.11)
Alstom CFD	1,543	—	(5,222)	(0.01)
Amadeus IT Holding SA CFD	727	—	(16,142)	(0.03)
AXA SA CFD	9,625	—	(34,334)	(0.05)
Barry Callebaut AG-RE CFD	37	—	(10,179)	(0.02)
Berkeley Group Holding CFD	5,487	—	(21,018)	(0.03)
Bouygues SA CFD	5,864	—	(60,793)	(0.10)
BP PLC CFD	38,721	—	(30,684)	(0.05)
Castellum AB CFD	3,868	—	(1,096)	(0.00)
Chocoladefabriken Lindt CFD	10	—	(9,721)	(0.02)
Christian Dior SE CFD	156	—	(7,493)	(0.01)
Dassault Systemes SA CFD	425	—	(16,251)	(0.03)
DSV A/S CFD	919	—	(6,643)	(0.01)
Eni Spa CFD	14,788	—	(42,675)	(0.07)
Eurazeo SA CFD	770	—	(7,692)	(0.01)
Evraz PLC CFD	42,843	—	(20,109)	(0.03)
Gecina SA CFD	397	—	(16,013)	(0.03)
Halma PLC CFD	3,704	—	(3,533)	(0.01)
Hermes International CFD	103	—	(9,461)	(0.02)
Int’l Consolidated-DI CFD	66,034	—	(29,021)	(0.04)
Koninklijke DSM NV CFD	745	—	(6,999)	(0.01)

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2018

		Proceeds		Percent of
Description	Units	received	Fair Value	Net Assets
UNREALIZED DEPRECIATION ON DERIVATIVE CONTRACTS (continued)
Contracts for Differences (continued)
Foreign Equity (continued)
Legal & General GRP PLC CFD	85,462	$—	$(26,451)	(0.04)%
Pargesa Holding SA-BR CFD	841	—	(8,788)	(0.01)
Partners Group Holdings CFD	100	—	(5,683)	(0.01)
Peugeot SA CFD	9,746	—	(59,623)	(0.10)
Renault SA CFD	2,875	—	(91,295)	(0.15)
Repsol YPF SA CFD	31,522	—	(47,459)	(0.08)
Royal Dutch Shell PLCB SH CFD	8,284	—	(26,357)	(0.04)
Sainsbury (J) PLC CFD	64,511	—	(55,863)	(0.09)
Sika AG-REG CFD	527	—	(699)	(0.00)
Teleperformance CFD	355	—	(10,464)	(0.02)
Wolters Kluwer CFD	1,069	—	(4,077)	(0.01)
Total Contracts for Differences		—	(759,119)	(1.24)

Credit Default Swaps
United States
CDX EM CDSI S30 5Y PRC	158,000	(7,411)	(7,414)	(0.01)
Total Credit Default Swaps		(7,411)	(7,414)	(0.01)

Forward Currency Contract
United States
Buy USD Sell JPY 4 January 2019	2,063	—	(16)	(0.00)
Buy USD Sell DKK 3 January 2019	3	—	(0)	(0.00)
Total Forward Currency Contract		—	(16)	(0.00)

Futures Contracts Purchased
Commodity Futures
Energy
NY Harbor ULSD Future Jun19	31	—	(239,232)	(0.39)
Natural Gas Future Mar19	54	—	(709,240)	(1.15)
Total Energy		—	(948,472)	(1.54)

Metals
Copper Future Jul19	32	—	(139,888)	(0.23)
Total Metals		—	(139,888)	(0.23)

Total Commodity Futures		—	(1,088,360)	(1.77)

Total Futures Contracts Purchased		—	(1,088,360)	(1.77)

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2018

		Proceeds		Percent of
Description	Units	received	Fair Value	Net Assets
UNREALIZED DEPRECIATION ON DERIVATIVE CONTRACTS (continued)
Futures Contracts Sold
Commodity Futures
Grains
Corn Future Mar19	(114)	$—	$(11,400)	(0.02)%
Corn Future May19	(112)	—	(40,075)	(0.07)
Soybean Future Mar19	(47)	—	(63,450)	(0.10)
Soybean Future May19	(47)	—	(77,638)	(0.13)
Sugar No11 (World) Mar19	(150)	—	(20,855)	(0.03)
Total Grains		—	(213,418)	(0.35)

Metals
Gold 100 Oz Future Feb19	(18)	—	(85,500)	(0.14)
Total Metals		—	(85,500)	(0.14)

Total Commodity Futures		—	(298,918)	(0.49)

Currency Futures
BP Currency Future Mar19	(64)	—	(80,000)	(0.13)
CHF Currency Future Mar19	(41)	—	(38,181)	(0.06)
Euro FX Currency Future Mar19	(36)	—	(44,325)	(0.07)
Jpn Yen Currency Future Mar19	(104)	—	(352,763)	(0.58)
Total Currency Futures		—	(515,269)	(0.84)

Total Futures Contracts Sold		—	(814,187)	(1.33)

Total unrealized depreciation on derivative contracts		$(7,411)	$(2,669,096)	(4.35)%

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

STATEMENT OF OPERATIONS

Year ended December 31, 2018

Investment income
Interest income	$525,140
Dividends (net of withholding taxes of $33,413)	974,359

Total investment income	1,499,499

Operating expense
Interest expense	5,736
Professional fees and other expenses	230,915

Total operating expense	236,651

Net investment income	1,262,848

Realized and unrealized gain (loss) from investment activities
Net realized gain on securities transactions	2,828,667
Net realized gain on derivative transactions	995,986
Net change in unrealized depreciation on securities positions	(6,397,727)
Net change in unrealized depreciation on derivative positions	(2,931,857)
Net realized and unrealized gain on foreign currency transactions	40,924

Net realized and unrealized loss from investment activities	(5,464,007)

Net decrease in net assets resulting from operations	$(4,201,159)

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

STATEMENT OF CHANGES IN NET ASSETS

Year ended December 31, 2018

Increase (decrease) in net assets resulting from operations
Net realized gain on securities transactions	$2,828,667
Net realized gain on derivative transactions	995,986
Net change in unrealized depreciation on securities positions	(6,397,727)
Net change in unrealized depreciation on derivative positions	(2,931,857)
Net realized and unrealized gain on foreign currency transactions	40,924
Net investment income	1,262,848

Net decrease in net assets resulting from operations	(4,201,159)

Capital share transactions
Subscriptions	81,000
Redemptions	(398,000)

Net decrease in net assets resulting from capital share transactions	(317,000)

Net decrease in net assets	(4,518,159)

Net assets at beginning of year	65,856,511

Net assets at end of year	$61,338,352

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

STATEMENT OF CASH FLOWS

Year ended December 31, 2018

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(4,201,159)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities
Net realized gain on securities transactions	(2,828,667)
Net change in unrealized depreciation on securities positions	6,397,727
Purchases of investments	(55,122,695)
Sales of investments	53,107,714
Net realized gain on derivative transactions for premiums paid and proceeds received	(995,986)
Premiums paid on derivative transactions	(245,492)
Proceeds received on derivative transactions	1,304,314
Net change in unrealized depreciation on derivative positions	2,931,857
Increase in operating assets
Dividends receivable	(62)
Decrease in operating assets
Due from broker	1,155,656
Decrease in operating liabilities
Accrued expenses and other payables	(15,099)

Net cash provided by operating activities	1,488,108

Cash flows from financing activities
Subscriptions	81,000
Redemptions	(398,000)

Net cash used in financing activities	(317,000)

Net change in cash and cash equivalents	1,171,108

Cash and cash equivalents and cash held at broker at beginning of year	25,751,875

Cash and cash equivalents and cash held at broker at end of year	$26,922,983

Supplemental disclosure of cash flow information Cash paid during the year for interest	$5,736

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

NOTE A – ORGANIZATION

MLM Symmetry Master Fund Ltd. (the “Master Fund”) was incorporated as an exempted company on November 12, 2009 and is registered under the laws of the Cayman Islands. The Master Fund was registered as a mutual fund under the Cayman Islands Mutual Funds Law on March 20, 2012.

The Master Fund commenced operations on January 27, 2010. The Master Fund’s investment objective is appreciation of its assets through trading. The Master Fund engages in various trading strategies, including, without limitation, trading positions (both long and short) in equity securities, options, currencies, financial and commodities futures.

The Master Fund receives all of its capital from MLM Symmetry Fund, LP (the “Domestic Feeder”). Mount Lucas Management LP (the “Advisor”) is the investment advisor for the Master Fund, and the Domestic Feeder. The Advisor is also the General Partner of the Domestic Feeder. The Advisor does not receive management or incentive fees from the Master Fund. At December 31, 2018 the Domestic Feeder held 100% of the Master Fund’s shares.

The Advisor, a Delaware limited partnership with its principal office in Newtown, Pennsylvania, is registered with the Commodity Futures Trading Commission and the National Futures Association as the Commodity Pool Operator of the Master Fund and with the Securities and Exchange Commission as a Registered Investment Advisor. The Advisor is responsible for all investment decisions and operations of the Master Fund.

BNY Mellon Alternative Investment Services Ltd. (the “Administrator”) is the Master Fund’s administrator, registrar and transfer agent.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE B – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

1.	Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States Dollars.

The Master Fund is considered an investment company pursuant to Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”), and therefore follows the accounting and reporting guidance for investment companies.

2.	Use of Estimates

The preparation of the accompanying financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

3.	Cash and cash equivalents

Cash and cash equivalents consist of cash on deposit in a demand deposit account at one financial institution and cash equivalents comprised of money market investments and U.S. Treasury Bills with maturities of three months or less held at BNY Mellon. As at December 31, 2018, the Master Fund held U.S. Treasury Bills with a principal amount of 21,600,000 and fair value of $21,585,404 and with maturity dates ranging from January 3, 2019 to January 22, 2019.

4.	Cash Held at Broker and Due From/To Broker

Securities transactions of the Master Fund are primarily maintained, cleared and held by registered U.S. broker dealers, pursuant to customer agreements. At December 31, 2018, the cash held at broker amounted to $5,336,363 and due from/to broker in the statement of financial condition included receivables for investment securities sold amounting to $509,480 and payables for investment securities purchased amounting to $513,551. At year-end, the cash collateral held on margin at the broker relates to open derivative positions and is considered restricted until such open derivative positions are closed.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE B (continued)

5.	Fair Value of Financial Instruments

The fair values of the Master Fund’s assets and liabilities which qualify as financial instruments approximate the carrying amounts presented in the financial statements.

Fair Value Hierarchy

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement, the Master Fund measures fair value through the use of a fair value hierarchy that prioritizes the inputs to valuation techniques. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The three levels of the fair value hierarchy are described below:

Level 1 – Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market (examples include active exchange-traded equity securities, listed derivatives, most U.S. government and agency securities, and certain other sovereign government obligations).

Level 2 – Financial assets and liabilities whose values are based on the following:

a)	Quoted prices for similar assets or liabilities in active markets (for example, restricted stock);

b)	Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including interest rate and currency swaps); and

d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability (for example, certain mortgage loans).

Level 3 – Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect the Advisor’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include private equity investments, certain commercial mortgage whole loans and long-dated or complex derivatives, including certain foreign exchange options and long-dated options on gas and power).

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE B (continued)

5.	Fair Value of Financial Instruments (continued)

Valuation of Investments in Securities and Securities Sold Short at Fair Value

The Master Fund values investments in securities and securities sold short that are freely tradable and are listed on national securities exchanges or reported on the national market at their last sales price as of the last business day of the period. Other securities traded in the over-the-counter markets and listed securities for which no sale was reported on that date are valued at their last reported “bid” price if held long, and last reported “ask” price if sold short as furnished by an independent pricing service or dealer as of the measurement date. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security price, yield, maturities, and ratings). Foreign securities are valued by translating foreign-denominated prices into United States Dollars, based upon exchange rates as of the last business day of the period.

Valuation of Derivative Financial Instruments

In the normal course of business, the Master Fund utilizes derivative financial instruments in connection with its proprietary trading activities. The Master Fund records its derivative activities at fair value based upon closing market prices or utilizing a combination of counterparty quotations coupled with independent prices obtained from independent pricing services. The Master Fund believes that the independent prices utilized in valuing investments in derivatives are reasonable and prudent.

Unrealized gains and losses from derivative instruments are recorded as assets and liabilities, respectively, in the statement of financial condition. All resulting differences between cost and fair value are included in net change in unrealized appreciation (depreciation) on derivative positions in the statement of operations.

6.	Investment Transactions and Investment Income

All securities transactions, including derivative contracts, and the related income and expenses, are accounted for on a trade-date basis (date when the order to buy or sell is executed). Realized gains and losses are recorded using the specific identification method. Interest income (or expense for securities sold short) is recorded on an accrual basis and dividend income (or expense on securities sold short) is recorded on the ex-dividend date and is presented net of withholding taxes. The Master Fund executes and clears trades through various unaffiliated brokers and dealers selected by the Advisor.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE B (continued)

7.	Margin Requirements

The Master Fund had certain margin requirements at December 31, 2018, which can be satisfied through a combination of cash and/or securities held at the broker. The Master Fund had such margin requirements of $12,577,474 at December 31, 2018.

8.	Income Taxes

The Master Fund has elected to be treated as a partnership for United States income tax purposes. Therefore, the individual shareholders of the Master Fund report their share of the Master Fund’s income or loss on their United States income tax return, if required to file. Under the laws of the Cayman Islands, the Master Fund is not subject to income taxes. Accordingly, no provision for income taxes has been made in the accompanying financial statements. However, all United States dividend income and certain interest income are subject to a 30% withholding tax. There is currently no taxation imposed on income or capital gains by the Government of the Cayman Islands. If any form of taxation were to be enacted, the Master Fund has been granted an exemption from tax for a period of 20 years until November 24, 2029. As a result, no tax liability or expense has been recorded in the financial statements.

FASB ASC 740-10, Income Taxes, provides guidance for how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. As such, the Master Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Master Fund’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as an expense in the current year. Based on the Advisor’s analysis, there were no tax positions identified which did not meet the “more-likely-than-not” standard as of December 31, 2018. However, the Advisor’s conclusions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE B (continued)

9.	Foreign Currency Transactions

Investment securities, derivatives and other assets and liabilities denominated in foreign currencies are translated into United States Dollar amounts using spot exchange rates prevailing at the date of valuation. Purchases and sales of investment securities, derivatives and income and expense items denominated in foreign currencies are translated into United States Dollar amounts at the spot rates prevailing on the respective dates of such transactions.

The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and derivatives from the fluctuations arising from changes in market prices of securities and derivatives held. Such fluctuations are included with the net realized and unrealized gain or loss from securities and derivative on the statement of operations.

NOTE C – INVESTMENTS IN SECURITIES

Fair value hierarchy

As discussed in Note B, investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Master Fund’s investments have been classified, the Master Fund has assessed factors including, but not limited to, price transparency, subscription activity, redemption activity and the existence or absence of certain restrictions.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE C – INVESTMENTS IN SECURITIES (continued)

The table below sets forth information about the level within the fair value hierarchy at which the Master Fund’s investments are measured at December 31, 2018:

	Level 1	Level 2	Total
Assets
U.S. Treasury Bills[1]	$21,585,404	$—	$21,585,404
Common Stock	32,963,784	—	32,963,784
Contracts for Differences	—	84,224	84,224
Credit Default Swaps	—	953	953
Futures Contracts – purchased	452,854	—	452,854
Futures Contracts – sold	1,398,040	—	1,398,040

Total assets	$56,400,082	$85,177	$56,485,259

Liabilities
Contracts for Differences	$—	$(759,119)	$(759,119)
Credit Default Swaps	—	(7,414)	(7,414)
Forward currency contract	—	(16)	(16)
Futures Contracts – purchased	(1,088,360)	—	(1,088,360)
Futures Contracts – sold	(814,187)	—	(814,187)

Total liabilities	$(1,902,547)	$(766,549)	$(2,669,096)

[1]	Treasury Bills are classified as cash and cash equivalents in the statement of financial condition.

Industry and country classifications of the Master Fund’s investments are disclosed in the schedule of investments.

The Master Fund had no Level 3 investments during the year. The Master Fund had no transfers between Level 1 and Level 2 investments during the year.

Securities sold short represents obligations of the Master Fund to make future delivery of specific securities and correspondingly create an obligation to purchase the securities at prevailing market prices. As such, the future satisfaction of these obligations may be at amounts greater than those recorded in the statement of financial condition. The ultimate gain or loss depends upon the prices at which the financial instruments are purchased to settle the Master Fund’s obligations under the commitment.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE C – INVESTMENTS IN SECURITIES (continued)

The Master Fund’s principal clearing activities are primarily with one clearing broker, Credit Suisse Securities (USA) LLC. At December 31, 2018, substantially all of the cash held at broker and due from broker are positions with and amounts due from Credit Suisse Securities (USA) LLC. Cash and cash equivalents are custodied primarily at Bank of New York Mellon.

NOTE D – DERIVATIVE CONTRACTS

Derivative contracts include options contracts, future contracts, contracts for differences, swap contracts, forward currency contracts and are recorded at fair value. Realized and unrealized gains and losses from derivative transactions are included in derivative transactions in the statement of operations. In the normal course of business, the Master Fund enters into derivative contracts for trading purposes. Typically, derivative contracts serve as components of the Master Fund’s investment strategies and are utilized primarily to structure investments to economically match the investment objectives of the Master Fund. These instruments are subject to various risks similar to non-derivative instruments, including market, credit, liquidity and operational risks.

When the Master Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Master Fund enters into a closing purchase transaction, the Master Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option when it is extinguished. When a written call option is exercised, the Master Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Master Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Master Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

Upon the purchase of a call option or a put option by the Master Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Master Fund has purchased expires on the stipulated expiration date, the Master Fund will realize a loss in the amount of the cost of the option. If the Master Fund enters into a closing sale transaction, the Master Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE D – (continued)

If the Master Fund exercises a purchased put option, the Master Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Master Fund exercises a purchased call option, the cost of the security which the Master Fund purchases from the holder of the call option upon exercise will be increased by the premium originally paid. Purchased over-the-counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Master Fund.

In the normal course of trading activities, the Master Fund enters into swap agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or otherwise determined notional amount. A total return swap is a negotiated contract in which two parties agree to exchange the return on an underlying asset for a defined period, calculated based upon a predetermined notional amount.

In addition, the Master Fund enters into credit default swaps (“CDS”) as either a buyer or seller and enters into a contractual agreement to provide or receive insurance against a credit event of one or more referenced credits. The nature of the credit event is established by the buyer and seller at the inception of the transaction and such events include bankruptcy, insolvency, rating agency downgrade, principal writedowns and failure to meet payment obligations when due. The Master Fund may enter into CDS to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Risks may arise from unanticipated movements in interest rates or the occurrence of a credit event whereby changes in the market values of the underlying financial instruments may be in excess of the amounts shown in the statement of financial condition.

Under its CDS, the Master Fund may purchase credit protection on the referenced obligation of the CDS (“Buy Contract”) or provide credit protection on the referenced obligation of the CDS (“Sale Contract”). A sale/(buy) in a CDS provides upon the occurrence of a credit event, as defined in the swap agreement, for the Master Fund to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. The Master Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (“Maximum Payout Amount”). This risk is mitigated by having a master netting arrangement between the Master Fund and the counterparty and by the posting of collateral by the counterparty to the Master Fund to cover the Master Fund’s exposure to the counterparty. During the term of the swap agreement, the Master Fund receives/(pays) periodic fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE D – (continued)

CDS may involve greater risks than if the Master Fund had invested in the reference obligation directly. CDS are subject to general market, liquidity, counterparty and credit risk. If the Master Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Master Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Master Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Master Fund.

The table below summarizes certain information regarding protection sold through CDS contracts as of December 31, 2018:

As of December 31, 2018
	Maximum Payout/Notional Amount by Period of			Maximum
	Expiration			Payout/Notional Amount
					Offsetting	Net Protection
				Protection	Protection	Sold CDS
	Less than			Sold CDS	Bought CDS	Contracts at
	1 Year	2-5 Years	> 5 Years	Contracts	Contracts (1)	Fair Value
Credit Spread on Reference Assets (basis points) (2)
0 - 250	$—	$—	$—	$—	$—	$—
251 - 500	—	283,000	—	283,000	—	(6,461)
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—
Total	$—	$283,000	$—	$283,000	$—	$(6,461)

(1)	Offsetting protection bought credit/index derivatives represent the notional amount of protection bought credit/index derivatives on the extent they hedge protection sold credit/index derivatives with nearly identical reference assets.

(2)	Credit Spread on the reference assets, together with the period of expiration, are indicators of payment/performance risk. For example, the Master Fund is least likely to pay or otherwise be required to perform where the credit spread on the reference assets is 0-250 basis points. The likelihood of payment or performance is generally greater as the credit spread on the reference assets and period of expiration increase.

If a defined credit event had occurred as of December 31, 2018, the swaps’ credit-risk-related contingent features would have been triggered and the Master Fund would have been required to pay $283,000 less the value of the contracts’ related reference obligation.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE D – (continued)

A futures contract is a firm commitment to buy or sell a specified quantity of cash or securities, or a standardized amount of a deliverable grade commodity, at a specified price and specified future date, unless the contract is closed before the delivery date. Payments (variation margin) are made or received by the clearing broker on behalf of the Master Fund each business day, depending on the daily fluctuations in the value of the underlying securities, and are recorded as unrealized gains or losses by the Master Fund. Futures contracts are stated at fair value with the unrealized appreciation or depreciation on futures presented on the Statement of Financial Condition. When a contract is closed, the Master Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Transactions in futures contracts require market participants to make both initial margin deposits of cash or other assets and variation margin deposits directly with the clearing broker where the contracts are held. During the year ended December 31, 2018 futures contracts were used to gain exposure to the change in value of equities, interest rates, currencies and commodities.

The Master Fund enters into total return swap contracts and contracts for difference, which involve an agreement to exchange cash flows based on the change in the value or total return on individual stocks or other financial instruments. The Master Fund is subject to price risk in the normal course of pursuing its investment objectives. During the year ended December 31, 2018, the Master Fund entered into total return swaps and contracts for differences to create exposure to certain equities to which it is otherwise not exposed. In some cases, entering into total return swaps and contracts for differences is a more effective investment alternative than purchasing the actual underlying position outright. During the period the contract is open, changes in the value of the contract are recognized as net change in unrealized appreciation (depreciation) on derivative positions by marking the contracts to fair value based on current market data. A realized gain or loss is recorded upon the termination or reset of each total return swap or contract for differences transaction.

Forward currency contracts are non-standardized contracts between two parties to buy or sell a currency at a specified future time at a given price. Forward currency contracts are marked to market daily using currency exchange rates and forward rates on the valuation date, and the change in market value is recorded by the Master Fund as unrealized appreciation or depreciation on forward currency contracts in the statement of operations. When the contract is closed or delivery is taken the Master Fund records a realized gain or loss in the statement of operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE D – (continued)

The following table summarizes the fair values of derivative instruments and volume of derivatives activity, categorized by primary underlying risk, as well as their location within the statement of financial condition at December 31, 2018:

	Assets			Liabilities
					Average
Primary underlying	Notional	Average notional	Fair value	Notional	notional
risk	amounts	amounts (3)	(1)	amounts	amounts (3)	Fair value (2)
Price risk
Commodity futures	$19,603,123	$21,832,616	$1,273,840	$18,663,448	$16,005,681	$(1,387,278)
Contracts for differences	1,174,636	3,198,719	84,224	4,886,538	3,133,402	(759,119)
Credit risk
Credit defaults swaps	953	42,496	953	7,414	3,990	(7,414)
Interest rate risk
Interest rate futures	171,645,557	76,909,451	358,244	—	27,145,136	—
Currency risk
Currency futures	9,935,080	16,929,208	218,810	27,473,475	16,545,308	(515,269)
Total return swaps	—	165,258	—	—	—	—
Forward currency contracts	—	—	—	—	—	(16)

1	Located in the “Unrealized appreciation on derivative contracts” on the Statement of Financial Condition.

2	Located in the “Unrealized depreciation on derivative contracts” on the Statement of Financial Condition.

3	Average notional amounts are calculated on a quarterly basis.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE D – (continued)

The following table identifies the net gain and loss amounts recognized in income from derivative instruments, categorized by primary underlying risk, and their location within the statement of operations, for the year ended December 31, 2018:

		Change in unrealized
	Realized gain (loss)	appreciation
	on derivatives	(depreciation) on
Primary underlying risk	recognized (1)	derivatives recognized (2)	Total
Price risk
Commodity futures	$540,088	$(1,086,353)	$(546,265)
Contracts for differences	951,911	(1,581,125)	(629,214)
Credit risk
Credit defaults swaps	(40,737)	(23,682)	(64,419)
Interest rate risk
Interest rate futures	(718,662)	289,808	(428,854)
Currency risk
Currency futures	481,917	(429,577)	52,340
Total return swaps	(218,531)	(100,912)	(319,443)
Forward currency contracts	—	(16)	(16)
	$995,986	$(2,931,857)	$(1,935,871)

1	Located in the “Net realized loss on derivative transactions” section of the Statement of Operations.

2	Located in the “Net change in unrealized appreciation on derivative positions” section of the Statement of Operations.

Offsetting of assets and liabilities

The Master Fund enters into master netting agreements and collateral agreements with its counterparties for certain derivative transactions. These agreements generally provide the Master Fund a right of offset under master netting arrangements, including in the event of default or in the event of bankruptcy of either party to the transactions. The Master Fund presents its assets and liabilities subject to such arrangements on a gross basis in the statement of financial condition.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE D – (continued)

The following table provides disclosure regarding the potential effect of offsetting of recognized assets and liabilities presented in the statement of financial condition:

Net
			Amounts of	Gross Amounts Not Offset in the Statement of
			recognized	Financial Condition
Assets
		Gross Amounts	Presented in
	Gross	Offset in the	the
	Amounts of	Statement of	Statement of		Cash
	Recognized	Financial	Financial	Financial	Collateral
Description	Assets	Condition	Condition	Instruments	Received	Net Amount
Derivatives Credit Suisse	$85,177	$—	$85,177	$(85,177)	$—	$—
Total	$85,177	$—	$85,177	$(85,177)	$—	$—

Net
			Amounts of	Gross Amounts Not Offset in the Statement of
			recognized	Financial Condition
Liabilities
		Gross Amounts	Presented in
	Gross	Offset in the	the
	Amounts of	Statement of	Statement of		Cash
	Recognized	Financial	Financial	Financial	Collateral
Description	Liabilities	Condition	Condition	Instruments	Received	Net Amount
Derivatives Credit Suisse	$(766,549)	$—	$(766,549)	$85,177	$—	$(681,372)
Total	$(766,549)	$—	$(766,549)	$85,177	$—	$(681,372)

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE E – CAPITAL

The Master Fund is authorized to issue up to 5,000,000, $0.01 par value Participating Shares having the rights provided in the Articles of Association. Shares may be divided into Classes at the discretion of the Directors and each Class may be further divided into different Series of Shares. As of December 31, 2018 all shares are issued to the Domestic Feeder.

Share transactions for the year ended December 31, 2018 were as follows:

Shares
Balance at beginning of year	52,104

Subscription of shares	64
Redemption of shares	(320)

Balance at end of year	51,848

NOTE F – INDEMNIFICATIONS

In the ordinary course of business, the Master Fund enters into contracts that contain a variety of indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote. Therefore, the Master Fund did not accrue any liability in connection with such indemnifications.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE G – FINANCIAL HIGHLIGHTS

The following represents the per share operating performance, ratios to average net assets and other supplemental information for the year ended December 31, 2018.

Per share operating performance	MLM Symmetry
Fund, LP

Net asset value per share, beginning of year	$1,263.94
Change in net assets resulting from operations
Net realized and unrealized loss from investment activities	(105.21)
Net investment income	24.31

Net decrease in net assets resulting from operations	(80.90)

Net asset value per share, end of year	$1,183.04

Total return (1)	(6.40)%

Ratios to average net assets (2)
Expenses	0.37%

Net investment income	1.95%

(1)	Total return is calculated by comparing the ending net asset value per share to the beginning net asset value per share. An individual investor’s return may vary from this return depending on the timing of subscriptions, redemptions and fee terms.

(2)	Average net assets were derived from net assets at the beginning of the month, adjusted for cash flows related to the subscription and redemption of shares during the year. An individual investor’s ratios to average net assets may vary from these ratios based on the timing of capital transactions.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

NOTE H – SUBSEQUENT EVENTS

Pursuant to a written special resolution by the sole shareholder of the Master Fund signed May 28, 2019 and a written resolution by the Board of Directors dated May 30, 2019, it was resolved that the Master Fund be de-registered as a Cayman Islands exempted limited liability company from the Cayman Islands Monetary Authority and will continue as a limited liability company under the laws of the State of Delaware, USA. On June 28, 2019, it was resolved further that the name of the Master Fund be changed to MLM Symmetry Master Fund LLC (the “Company”) and the registered office address be changed to Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808 USA.

As part of the corporate restructuring and effective July 1, 2019, the Company was merged with and into MLM Symmetry Fund, LP (prior to July 1, 2019, the “Domestic Feeder”). Effective July 1, 2019, MLM Symmetry Fund, LP became the surviving entity (the “Surviving Entity”). The Surviving Entity assumed all the remaining assets and liabilities of the Company. The cash was transferred by the Company to the Surviving Entity.

From January 1, 2019 to June 30, 2019, prior to merger, the Master Fund had redemptions of $191,636.

Management has evaluated all subsequent transactions and events after the statement of financial condition date through July 19, 2019, the date on which these financial statements were available to be issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

FINANCIAL STATEMENTS
AND REPORT OF INDEPENDENT AUDITORS

MLM SYMMETRY FUND, LP

December 31, 2017

The General Partner of MLM Symmetry Fund, LP (the “Partnership”) is registered as a Commodity Pool Operator under the Commodity Exchange Act. A claim of exemption pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.7 has been made with respect to the Partnership by the General Partner. The exemption relieves the Partnership of certain disclosure and reporting obligations under the commodity pool rules of the CFTC.

MLM SYMMETRY FUND, LP

C O N T E N T S

Page(s)

Affirmation of the Commodity Pool Operator	2

Report of Independent Auditors	3

Financial Statements

Statement of Financial Condition	4

Statement of Operations	5

Statement of Changes in Partners’ Capital	6

Notes to Financial Statements	7 - 14

Financial Statements of MLM Symmetry Master Fund Ltd.

AFFIRMATION OF THE COMMODITY POOL OPERATOR

I affirm that, to the best of my knowledge and belief, the information contained in the attached financial statements of MLM Symmetry Fund, LP for the year ended December 31, 2017 is accurate and complete.

Timothy J. Rudderow Sr.
Chief Executive Officer
Mount Lucas Management LP
MLM Symmetry Fund, LP

Report of Independent Auditors

To the General Partner of MLM Symmetry Fund, LP

We have audited the accompanying financial statements of MLM Symmetry Fund, LP (the “Partnership”), which comprise the statement of financial condition as of December 31, 2017, and the related statements of operations, and of changes in partners’ capital for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Partnership’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MLM Symmetry Fund, LP as of December 31, 2017, and the results of its operations, and changes in its partners’ capital for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

August 2, 2019

PricewaterhouseCoopers, 18 Forum Lane, Camana Bay, P.O. Box 258, Grand Cayman KY1-1104, Cayman Islands T: +1 (345) 949 7000, F: +1 (345) 949 7352, www.pwc.com/ky

MLM Symmetry Fund, LP

STATEMENT OF FINANCIAL CONDITION

December 31, 2017

ASSETS

Cash	$4,075
Investment in MLM Symmetry Master Fund Ltd., at fair value	65,856,511

Total assets	$65,860,586

LIABILITIES AND PARTNERS’ CAPITAL

Liabilities
Withdrawals payable	$340
Management fees payable	54,782
Accrued expenses	14,740

Total liabilities	69,862

Partners’ capital
General partner’s capital	16,687
Limited partners’ capital	65,774,037

Total partners’ capital	65,790,724

Total liabilities and partners’ capital	$65,860,586

The accompanying notes and attached financial statements of MLM Symmetry Master Fund Ltd. are an integral part of these statements.

MLM Symmetry Fund, LP

STATEMENT OF OPERATIONS

Year ended December 31, 2017

Realized and unrealized gain (loss) on investment activities allocated from MLM Symmetry Master Fund Ltd.
Net realized gain on securities transactions	$2,736,920
Net realized loss on derivative transactions	(2,010,168)
Net change in unrealized appreciation on securities positions	2,334,076
Net change in unrealized appreciation on derivative positions	1,201,286
Net realized and unrealized gain from foreign currency transactions	39,797

Net realized and unrealized gain on investment activities allocated from MLM Symmetry Master Fund Ltd.	4,301,911

Investment income and operating expenses allocated from MLM Symmetry Master Fund Ltd.
Investment income	1,075,678
Operating expenses	(233,262)

Net investment income allocated from MLM Symmetry Master Fund Ltd.	842,416

Partnership expenses
Management fees	610,306
Professional fees and other expenses	20,645

Total Partnership expenses	630,951

Net investment income	211,465

Net income	$4,513,376

The accompanying notes and attached financial statements of MLM Symmetry Master Fund Ltd. are an integral part of these statements.

MLM Symmetry Fund, LP

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Year ended December 31, 2017

			Total
	General	Limited	Partners’
	Partner	Partners	Capital

Partners’ capital at beginning of year	$15,388	$61,080,473	$61,095,861

Capital contributions	—	325,927	325,927
Capital withdrawals	—	(144,440)	(144,440)

Allocation of net income
Pro rata allocation	1,299	4,512,077	4,513,376
Incentive allocation	—	—	—

Net income	1,299	4,512,077	4,513,376

Partners’ capital at end of year	$16,687	$65,774,037	$65,790,724

The accompanying notes and attached financial statements of MLM Symmetry Master Fund Ltd. are an integral part of these statements

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

NOTE A – ORGANIZATION

MLM Symmetry Fund, LP (the “Partnership”) was organized as a limited partnership under the laws of the State of Delaware on November 20, 2009 and commenced operations on January 27, 2010.

The Partnership invests substantially all of its assets into the MLM Symmetry Master Fund, Ltd. (the “Master Fund”). The Master Fund’s investment objective is appreciation of its assets through trading. The Master Fund engages in various trading strategies, including, without limitation, trading positions (both long and short) in equity securities, options, and commodities futures.

Mount Lucas Management LP (the “General Partner”), a Delaware partnership, is the general partner and investment advisor of the Partnership. The General Partner is registered with the Commodity Futures Trading Commission and the National Futures Association as the Commodity Pool Operator of the Partnership and with the Securities and Exchange Commission as a Registered Investment Advisor. The General Partner is responsible for all investment decisions and operations of the Partnership.

BNY Mellon Alternative Investment Services Ltd. (the “Administrator”) is the Partnership’s Administrator, registrar and transfer agent.

Capitalized terms used but not defined herein shall have the meaning assigned to them in the Limited Partnership Agreement (the “Agreement”).

NOTE B – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

1.	Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are presented in United States Dollars.

See attached financial statements of MLM Symmetry Master Fund Ltd.

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE B (continued)

1.	Basis of Presentation (continued)

The Partnership is considered an investment company pursuant to Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”), and therefore follows the accounting and reporting guidance for investment companies.

2.	Use of Estimates

The preparation of the accompanying financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

3.	Cash

Cash consists of amounts on deposit at one financial institution.

4.	Investment in MLM Symmetry Master Fund Ltd.

The Partnership records its investment in the Master Fund at fair value, which represents the Partnership’s proportionate interest in the net assets of the Master Fund. The performance of the Partnership is directly affected by the performance of the Master Fund.

Attached are the audited financial statements of the Master Fund which are an integral part of these financial statements. The valuation of investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements. At December 31, 2017, the Partnership owned 100% of the Master Fund’s net assets.

Fair Value Hierarchy

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement, the Master Fund and the Partnership measures fair value through the use of a fair value hierarchy that prioritizes the inputs to valuation techniques. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

See attached financial statements of MLM Symmetry Master Fund Ltd.

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE B (continued)

4.	Investment in MLM Symmetry Master Fund Ltd. (continued)

The three levels of the fair value hierarchy are described below:

Level 1 – Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market (examples include active exchange-traded equity securities, listed derivatives, most U.S. government and agency securities, and certain other sovereign government obligations).

Level 2 – Financial assets and liabilities whose values are based on the following:

a)	Quoted prices for similar assets or liabilities in active markets (for example, restricted stock);

b)	Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including interest rate and currency swaps); and

d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability (for example, certain mortgage loans).

Level 3 – Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect the General Partner’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include private equity investments, certain commercial mortgage whole loans and long-dated or complex derivatives, including certain foreign exchange options and long-dated options on gas and power).

Since all investments are made through the Master Fund, the fair value hierarchy is only presented at the Master Fund level. The Partnership’s investment in the Master Fund is considered Level 2.

See attached financial statements of MLM Symmetry Master Fund Ltd.

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE B (continued)

5.	Investment Transactions and Investment Income and Expense

The Partnership records monthly its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses. In addition, the Partnership accrues its own income and expenses. The Partnership records contributions and withdrawals related to its investments in the Master Fund on the transaction date.

6.	Income Taxes

No federal, state or local income taxes have been provided at the Partnership level since the partners are individually liable for the taxes on their share of the Partnership’s income or loss.

FASB ASC 740-10, Income Taxes, provides guidance for how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. As such, the Partnership is required to evaluate the tax positions taken or expected to be taken in the course of preparing the Partnership’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as an expense in the current year. Based on the General Partner’s analysis there were no tax positions identified which did not meet the “more-likely-than-not” standard as of December 31, 2017. However, the General Partner’s conclusions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof.

The following is the major tax jurisdiction for the Partnership and the earliest tax year subject to examination:

Jurisdiction	Tax Year
United States	2014

See attached financial statements of MLM Symmetry Master Fund Ltd.

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE C – ALLOCATION OF NET INCOME (LOSS)

In accordance with the provisions of the Agreement, net capital appreciation or depreciation of the Partnership is allocated to all partners in proportion to each partner’s opening capital account for each accounting period, as defined in the Agreement.

NOTE D – RELATED PARTY TRANSACTIONS

1.	Management Fees

As provided in the Agreement, the General Partner provides certain management and administrative services to the Partnership including, among other things, providing office space and other support services. The Partnership is charged a monthly management fee in arrears amounting to 0.083% (1% annually) of the limited partners’ capital account at the end of each month prior to any additions, redemptions or profit allocation. The General Partner may, in its discretion, elect to reduce, waive or calculate differently all or a portion of the management fee with respect to any Limited Partner. For the year ended December 31, 2017, management fees totaled $610,306, of which $54,782 was payable at December 31, 2017.

2.	Incentive Allocation

The General Partner receives an incentive allocation (the “Incentive Allocation”) equal to 20% of the excess of each Limited Partner’s Net New Profit at the end of the Partnership’s Fiscal Year. Net New Profit is the amount by which the amount of Profit credited to such Capital Account at the end of a Fiscal Year (before deduction of any profit allocation allocable in respect of such Fiscal Year) exceeds (i) in the case of Limited Partner’s initial year, zero, or (ii) in all other cases the highest amount of Profit credited to such Capital Account as of the end of any prior Fiscal Year, after deduction of any profit allocation allocated in respect of such prior Fiscal Year and after adjusting for intervening distributions and redemptions as defined in the Agreement. The General Partner also receives an Incentive Allocation, if applicable, upon the full withdrawal of a limited partner from the Partnership. The General Partner may, in its discretion, elect to reduce, waive or calculate differently, all or a portion of the incentive allocation with respect to any limited partner. There was no Incentive Allocation for the year ended December 31, 2017.

See attached financial statements of MLM Symmetry Master Fund Ltd.

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE E – INDEMNIFICATIONS

In the ordinary course of business, the Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote. Therefore, the Partnership did not accrue any liability in connection with such indemnifications.

NOTE F – CAPITAL

Contributions are made as of the first business day of any calendar month or at such other times as the General Partner, in its sole discretion, may allow. As per the provisions of the Confidential Offering Memorandum, with the consent of the General Partner, at the beginning of any calendar month, limited partners may make capital contributions in amounts of at least $1,000,000 subject to the General Partner’s sole discretion to accept a lesser amount.

In accordance with the provisions of the Confidential Offering Memorandum, a limited partner has the right, upon 10 days’ prior written notice, to withdraw all or any portion of its capital account as of the end of any calendar month, subject to any withdrawal fee.

With respect to withdrawals of more than 90% of a partner’s interest, generally 90% of withdrawal proceeds will be paid within three (3) business days after the withdrawal date and the remainder will ordinarily be paid within twenty (20) calendar days of the relevant withdrawal date.

At December 31, 2017, one limited partner held 93% of the total partners’ capital. The actions of this limited partner could materially impact the Partnership.

See attached financial statements of MLM Symmetry Master Fund Ltd.

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE G – FINANCIAL HIGHLIGHTS

The following represents the ratios to average limited partners’ capital and total return information for the year ended December 31, 2017:

Total return (1)
Total return	7.37%

Ratios to average limited partners’ capital (2)
Total expenses	1.42%

Net investment income	0.35%

(1)	The financial highlights are calculated for all the limited partners taken as a whole. An individual limited partner’s return may vary from the above, based on different management fee and incentive allocation arrangements (as applicable) and the timing and amount of capital transactions.

(2)	Average limited partners’ capital was derived from limited partners’ capital at the beginning of each month, adjusted for cash flows related to the capital contributions and withdrawals during the year. An individual limited partner’s ratios to average limited partners’ capital may vary from the above, based on different management fee and incentive allocation arrangements (as applicable) and the timing and amount of capital transactions.

NOTE H – SUBSEQUENT EVENTS

Pursuant to a written special resolution by the sole shareholder of the Master Fund signed May 28, 2019 and a written resolution by the Board of Directors dated May 30, 2019, it was resolved that the Master Fund be de-registered as a Cayman Islands exempted limited liability company from the Cayman Islands Monetary Authority and will continue as a limited liability company under the laws of the State of Delaware, USA. On June 28, 2019, it was resolved further that the name of the Master Fund be changed to MLM Symmetry Master Fund LLC (the “Company”) and the registered office address be changed to Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808 USA.

As part of the corporate restructuring and effective July 1, 2019, the Company was merged with and into MLM Symmetry Fund, LP (prior to July 1, 2019, the “Partnership”). Effective July 1, 2019, MLM Symmetry Fund, LP became the surviving entity (the “Surviving Entity”). The Surviving Entity assumed all the remaining assets and liabilities of the Company. The cash was transferred by the Company to the Surviving Entity.

See attached financial statements of MLM Symmetry Master Fund Ltd.

MLM Symmetry Fund, LP

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE H (continued)

From January 1, 2018 to June 30, 2019, prior to merger, the Surviving Entity had contributions amounting to $112,500 and withdrawals amounting to $402,598.

Management has evaluated all subsequent transactions and events after the statement of financial condition date through August 2, 2019, the date on which these financial statements were available to be issued and, except as already included in the notes to these financial statements has determined that no additional items require disclosure.

See attached financial statements of MLM Symmetry Master Fund Ltd.

FINANCIAL STATEMENTS AND
REPORT OF INDEPENDENT AUDITORS

MLM SYMMETRY MASTER FUND LTD.

December 31, 2017

The Advisor of MLM Symmetry Master Fund Ltd. (the “Master Fund”) is registered as a Commodity Pool Operator under the Commodity Exchange Act. A claim of exemption pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.7 has been made with respect to the Master Fund by the Advisor. The exemption relieves the Master Fund of certain disclosure and reporting obligations under the commodity pool rules of the CFTC.

MLM SYMMETRY MASTER FUND LTD.

C O N T E N T S

Page(s)

Affirmation of the Commodity Pool Operator	2

Report of Independent Auditors	3

Financial Statements

Statement of Financial Condition	4

Schedule of Investments	5-13

Statement of Operations	14

Statement of Changes in Net Assets	15

Statement of Cash Flows	16

Notes to Financial Statements	17-33

AFFIRMATION OF THE COMMODITY POOL OPERATOR

I affirm that, to the best of my knowledge and belief, the information contained in the attached financial statements of MLM Symmetry Master Fund Ltd. for the year ended December 31, 2017 is accurate and complete.

Timothy J. Rudderow Sr.
Chief Executive Officer
Mount Lucas Management LP
MLM Symmetry Master Fund Ltd.

Report of Independent Auditors

To the Board of Directors of MLM Symmetry Master Fund Ltd.

We have audited the accompanying financial statements of MLM Symmetry Master Fund Ltd. (the “Fund”), which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2017, and the related statements of operations, of changes in net assets, and of cash flows for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Fund’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MLM Symmetry Master Fund Ltd. as of December 31, 2017, and the results of its operations, changes in its net assets, and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

July 19, 2019

PricewaterhouseCoopers, 18 Forum Lane, Camana Bay, P.O. Box 258, Grand Cayman KY1-1104, Cayman Islands T: +1 (345) 949 7000, F: +1 (345) 949 7352, www.pwc.com/ky

MLM Symmetry Master Fund Ltd.

STATEMENT OF FINANCIAL CONDITION

December 31, 2017

ASSETS

Investments in securities, at fair value (cost: $30,382,117)	$34,517,863
Unrealized appreciation on derivative contracts (premium: $78,452)	2,859,136
Cash and cash equivalents	21,002,660
Cash held at broker	4,749,215
Due from broker	3,404,499
Interest and dividends receivable	15,748

Total assets	66,549,121

LIABILITIES

Unrealized depreciation on derivative contracts (proceeds: $19,644)	597,468
Accrued expenses and other payables	95,142

Total liabilities	692,610

Net assets	65,856,511

Net asset value per share:
MLM Symmetry Fund, LP (52,104 shares outstanding)	$1,263.94

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS

December 31, 2017

				Percent of
Description	Shares	Cost	Fair Value	Net Assets
INVESTMENTS IN SECURITIES, AT FAIR VALUE
Common Stock
Bermuda:
Financial
Everest Re Group Ltd.	2,007	$454,101	$444,069	0.67%
XL Group Ltd.	11,515	449,114	404,867	0.62
Total Bermuda		903,215	848,936	1.29

Japan:
Basic Materials
Daio Paper Corporation	4,000	52,314	52,910	0.08
JFE Holdings, Inc.	12,400	251,417	297,877	0.45
Mitsubishi Chemical Holdings	51,500	463,216	565,314	0.86
Mitsubishi Gas Chemical Company Inc.	2,500	52,613	71,796	0.11
NOF Corporation	2,300	53,392	61,765	0.09
Total Basic Materials		872,952	1,049,662	1.59

Communications
SBI Holdings Inc.	14,800	207,281	309,546	0.47
T-Gaia Corporation	3,100	54,444	72,048	0.11
Total Communications		261,725	381,594	0.58

Consumer Cyclical
ANA Holdings Inc.	1,600	62,640	66,844	0.10
Itochu Corporation	29,700	462,208	554,477	0.84
Kanematsu Corporation	47,900	534,826	662,508	1.01
Marubeni Corporation	37,700	249,252	273,132	0.41
Nissan Motor Company, Ltd.	21,400	212,154	213,440	0.32
Oriental Land Company, Ltd.	700	57,244	63,820	0.10
Sekesui Chemical Company, Ltd.	3,100	53,325	62,250	0.09
Sojitz Corporation	173,300	448,451	532,308	0.81
Sumitomo Corporation	36,900	514,025	627,311	0.96
Total Consumer Cyclical		2,594,125	3,056,090	4.64

Consumer Non-Cyclical
Kirin Holdings Company, Ltd.	5,200	115,686	131,125	0.20
Nichirei Corporation	2,100	53,526	58,072	0.09
Yakult Honsha Company, Ltd.	800	63,535	60,367	0.09
Total Consumer Non-Cyclical		232,747	249,564	0.38

Financial
Nomura Real Estate Holdings	11,400	247,713	255,639	0.39
North Pacific Bank, Ltd.	55,400	206,842	185,903	0.28
Total Financial		454,555	441,542	0.67

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

				Percent of
Description	Shares	Cost	Fair Value	Net Assets
INVESTMENTS IN SECURITIES, AT FAIR VALUE (continued)
Common Stock (continued)
Japan: (continued)
Industrial
Comsys Holdings Corporation	2,500	$62,230	$72,462	0.11%
Hanwa Company, Ltd.	14,200	508,444	656,771	0.99
Kajima Corporation	6,000	62,693	57,739	0.09
Kyowa Exeo Corporation	2,800	44,870	72,507	0.11
Nippon Steel & Sumikin Bussan Corporation	9,600	463,715	582,929	0.89
Taisei Corporation	1,100	61,003	54,783	0.08
Total Industrial		1,202,955	1,497,191	2.27

Technology
Oracle Corporation Japan	700	56,995	58,041	0.09
Tokyo Electron Ltd.	500	57,149	90,550	0.14
Total Technology		114,144	148,591	0.23

Total Japan		5,733,203	6,824,234	10.36

United Kingdom:
Technology
Micro Focus International	2,620	72,729	88,006	0.13
Total United Kingdom		72,729	88,006	0.13

United States:
Communications
Corning Inc.	16,088	448,228	514,655	0.78
Harris Corporation	870	114,780	123,236	0.19
Total Communications		563,008	637,891	0.97

Consumer Cyclical
Best Buy Company, Inc.	18,496	773,187	1,266,421	1.92
Carnival Corporation	7,660	452,392	508,395	0.77
Ford Motor Company	39,190	463,483	489,482	0.75
Gap Inc.	16,412	465,359	558,993	0.85
Kohl’s Corporation	10,298	450,052	558,461	0.85
Macy’s Inc.	21,758	468,998	548,084	0.83
McDonald’s Corporation	719	114,695	123,754	0.19
Total Consumer Cyclical		3,188,166	4,053,590	6.16

Consumer Non-Cyclical
Mastercard, Inc.	804	114,284	121,693	0.18
UnitedHealth Group Inc.	1,221	224,521	269,182	0.41
Total Consumer Non-Cyclical		338,805	390,875	0.59

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

				Percent of
Description	Shares	Cost	Fair Value	Net Assets
INVESTMENTS IN SECURITIES, AT FAIR VALUE (continued)
Common Stock (continued)
United States: (continued)
Energy
Andeavor	5,139	$449,513	$587,593	0.89%
Marathon Petroleum Corporation	8,542	446,586	563,601	0.86
Valero Energy Corporation	6,463	445,839	594,014	0.90
Total Energy		1,341,938	1,745,208	2.65

Financial
Aflac Inc.	6,060	448,923	531,947	0.81
Allstate Corporation	1,258	113,669	131,725	0.20
Arthur J. Gallagher & Company	1,933	110,672	122,320	0.19
Lincoln National Corporation	6,297	459,459	484,050	0.74
Navient Corporation	32,745	476,147	436,163	0.66
Principal Financial Group	6,906	443,151	487,287	0.74
Progressive Corporation	2,385	113,688	134,323	0.20
Torchmark Corporation	1,384	109,114	125,543	0.19
U.S. Bancorp	2,012	110,315	107,803	0.16
Unum Group	18,342	682,939	1,006,792	1.53
Total Financial		3,068,077	3,567,953	5.42

Funds
Consumer Discretionary Select Sector	3,289	269,811	324,591	0.50
Consumer Staples SPDR	5,693	317,036	323,875	0.50
Energy Select Sector SPDR	4,592	322,524	331,818	0.50
Financial Select Sector SPDR	11,565	227,545	322,779	0.49
Global X FTSE Greece 20	20,872	203,620	214,564	0.33
Health Care Select Sector	3,811	278,532	315,093	0.48
Industrial Select Sector SPDR	4,275	239,723	323,489	0.49
iShares
iShares 0-5 Year High Yield Corporate Bond	8,105	385,565	381,989	0.58
iShares 1-3 Year Credit Bond	1,135	119,657	118,653	0.18
iShares 1-3 Year Treasury Bond	10,728	902,654	899,543	1.37
iShares 3-7 Year Treasury Bond	825	102,032	100,782	0.15
iShares 7-10 Year Treasury Bond	2,468	264,916	260,547	0.40
iShares China Large-Cap ETF	4,116	149,478	190,035	0.29
iShares Emerging Markets	9,582	486,615	478,908	0.73
iShares Floating Rate Bond	2,337	118,828	118,766	0.18
iShares Global High Yield	7,548	386,026	380,797	0.58
iShares iBoxx High Yield	4,367	385,255	381,064	0.58
iShares iBoxx Investment Grade Corporate Bond	989	119,863	120,222	0.18
iShares International Preferred Stock	15,410	284,610	287,397	0.44
iShares JP Morgan USD Emerging Markets Bond	4,143	482,927	481,002	0.73

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

				Percent of
Description	Shares	Cost	Fair Value	Net Assets
INVESTMENTS IN SECURITIES, AT FAIR VALUE (continued)
Common Stock (continued)
United States: (continued)
Funds (continued)
iShares (continued)
iShares Mortgage Real Estate	12,893	$605,789	$582,764	0.88%
iShares MSCI All Peru Capped	4,549	139,602	186,418	0.28
iShares MSCI Brazil	4,861	186,582	196,627	0.30
iShares MSCI Chile Capped	2,570	100,544	134,051	0.20
iShares MSCI Indonesia ETF	6,992	172,499	198,783	0.30
iShares MSCI Malaysia ETF	5,953	186,310	196,270	0.30
iShares MSCI Philippines	5,093	186,115	197,710	0.30
iShares MSCI Poland Capped	7,087	136,739	191,987	0.29
iShares MSCI South Africa	2,938	161,683	205,631	0.31
iShares MSCI South Korea	2,553	138,982	191,296	0.29
iShares MSCI Taiwan ETF	5,166	148,158	187,061	0.28
iShares MSCI Thailand Capped	2,093	144,813	193,602	0.29
iShares MSCI Turkey ETF	3,517	146,108	152,849	0.23
iShares National AMT-Free Muni Bond	1,083	120,477	119,931	0.18
iShares Tips Bond ETF	1,050	120,018	119,784	0.19
iShares U.S. Preferred Stock	7,450	289,863	283,622	0.43
Materials Select Sector SPDR	5,345	250,374	323,533	0.49
Powershares S&P 500 BuyWrite	22,228	500,316	476,791	0.72
Powershares Senior Loan	24,823	574,360	571,922	0.87
Real Estate Select Sector SPDR	9,575	308,451	315,401	0.48
SPDR BBG Barclays Convertible Securities	11,231	571,825	568,289	0.86
SPDR Citi International Government Inflation-Protected	2,112	122,113	121,482	0.18
SPDR S&P International Dividend ETF	11,691	477,582	481,786	0.73
Technology Select Sector SPDR	4,981	224,177	318,535	0.48
Utilities Select Sector SPDR	5,649	276,649	297,589	0.45
Vaneck Vectors Russia ETF	8,969	182,313	190,232	0.29
Vanguard GLBL EX-US Real Estate Index Fund	4,862	288,529	294,151	0.45
Vanguard High Dividend Yield ETF	5,632	447,994	482,268	0.73
Vanguard REIT ETF	3,431	288,309	284,704	0.43
Wisdom India Earnings	6,975	148,778	194,184	0.30
Total Funds		13,693,269	14,615,167	22.19

Industrial
Amphenol Corporation	2,886	225,955	253,391	0.38
Boeing Company	1,063	233,370	313,489	0.48
General Dynamics Corporation	571	109,963	116,170	0.17
Illinois Tool Works	813	110,554	135,649	0.21
Republic Services Inc.	3,465	203,351	234,269	0.36
Roper Industries Inc.	462	114,279	119,658	0.18
Total Industrial		997,472	1,172,626	1.78

 The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares/			Percent of
Description	Units	Cost	Fair Value	Net Assets
INVESTMENTS IN SECURITIES, AT FAIR VALUE (continued)
Common Stock (continued)
United States: (continued)
Technology
DXC Technology Company	1,643	$113,014	$155,921	0.24%
Hewlett Packard Enterprise	19,274	258,381	276,775	0.42
Texas Instruments Inc.	1,347	110,840	140,681	0.21
Total Technology		482,235	573,377	0.87

Total United States		23,672,970	26,756,687	40.63

Total Common Stock		30,382,117	34,517,863	52.41

Total Investments in Securities, at fair value		$30,382,117	$34,517,863	52.41%

UNREALIZED APPRECIATION ON DERIVATIVE CONTRACTS
Contracts for Differences
Foreign Equity
ABB LTD-REG CFD	2,116	$—	$5,390	0.01%
Aegon NV CFD	40,923	—	18,250	0.03
Allianz SE-REG CFD	276	—	2,805	—
Anglo American PLC CFD	14,185	—	44,361	0.07
ASR Netherland NV CFD	6,104	—	7,816	0.01
AXA SA CFD	15,833	—	52,292	0.08
BNP Paribas CFD	3,058	—	4,783	0.01
British American Tobacco PLC CFD	852	—	3,213	—
Clariant AG-REG CFD	2,547	—	11,835	0.02
CNP Assurances CFD	20,754	—	73,363	0.11
Deutsche Lufthansa-RE CFD	25,406	—	461,682	0.70
Eurazeo SA CFD	710	—	4,955	0.01
Experian PLC CFD	2,466	—	1,738	—
Flughafen Zurich AG-R CFD	480	—	952	—
Geberit AG-REG CFD	118	—	1,753	—
Old Mutual PLC CFD	75,186	—	17,751	0.03
Partners Group Holdings CFD	192	—	20,624	0.03
Poste Italiane SPA CFD	30,766	—	5,927	0.01
Reed Elsevier PLC CFD	2,718	—	9,119	0.01
Rentokil Initial PLC CFD	17,381	—	20,240	0.03
Spirax-Sarco Engineer CFD	894	—	13,684	0.02
Stora Enso OYJ-R SHS CFD	18,078	—	64,473	0.10
Svenska Cellulosa AB- CFD	28,314	—	56,473	0.09
Voestalpine AG CFD	4,892	—	66,170	0.10
Total Contracts for Differences		—	969,649	1.47

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

		Premium		Percent of
Description	Units	paid	Fair Value	Net Assets
UNREALIZED APPRECIATION ON DERIVATIVE CONTRACTS
Credit Default Swaps
Europe
ITRX Euro CDSI S28 5 Year PRC	(100,000)	$2,706	$3,261	0.01%
ITRX Xover CDSI S28 5 Year PRC	(319,500)	44,657	46,772	0.07
Total Europe		47,363	50,033	0.08

United States
CDX IG CDSI S29 5 Year PRC	(119,000)	2,506	2,837	—
CDX HY CDSI S29 5 Year PRC	(380,000)	28,583	31,481	0.05
Total United States		31,089	34,318	0.05

Total Credit Default Swaps		78,452	84,351	0.13

Futures Contracts Purchased
Commodity Futures
Energy
Gasoline RBOB Future Mar18	29	—	36,154	0.05
NY Harbor ULSD Future Jun18	26	—	80,493	0.12
NY Harbor ULSD Future Mar18	27	—	129,520	0.20
WTI Crude Future Jun18	36	—	152,680	0.23
WTI Crude Future Mar18	38	—	162,400	0.25
Total Energy		—	561,247	0.85

Grains
Sugar No11 (World) May18	132	—	195,149	0.30
Total Grains		—	195,149	0.30

Metals
Copper Future Mar18	28	—	106,075	0.16
Gold 100 Oz Future Feb18	2	—	4,600	0.01
Total Metals		—	110,675	0.17

Total Commodity Futures		—	867,071	1.32

Interest Rate Futures
3mo Euro Euribor Mar18	25	—	7,957	0.01
3mo Euro Euribor Jun18	25	—	2,222	—
Long Gilt Future Mar18	39	—	45,135	0.07
Total Interest Rate Futures		—	55,314	0.08

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

		Premium		Percent of
Description	Units	paid	Fair Value	Net Assets
UNREALIZED APPRECIATION ON DERIVATIVE CONTRACTS (continued)
Futures Contracts Purchased (continued)
Currency Futures
BP Currency Future Mar18	61	$—	$70,538	0.12%
C$ Currency Future Mar18	66	—	108,240	0.16
Euro FX Currency Future Mar18	34	—	108,613	0.16
Total Currency Futures		—	287,391	0.44

Total Futures Contracts Purchased		—	1,209,776	1.84

Futures Contracts Sold
Commodity Futures
Energy
Natural Gas Future Mar18	(72)	—	126,720	0.19
Total Energy		—	126,720	0.19

Grains
Corn Future Mar18	(121)	—	36,500	0.06
Soybean Future Mar18	(39)	—	69,413	0.11
Soybean Future May18	(44)	—	89,150	0.13
Wheat Future (CBT) Mar18	(100)	—	78,363	0.12
Total Grains		—	273,426	0.42

Total Commodity Futures		—	400,146	0.61

Interest Rate Futures
Canada 10 Year Bond Future Mar18	(76)	—	94,302	0.14
Total Interest Rate Futures		—	94,302	0.14

Total Futures Contracts Sold		—	494,448	0.75

Total Return Swaps
United States
FXCI0001 TRS	(15,764,696)	—	100,912	0.15
Total - Total Return Swaps		—	100,912	0.15

Total unrealized appreciation on derivative contracts		$78,452	$2,859,136	4.34%

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

		Proceeds		Percent of
Description	Units	received	Fair Value	Net Assets
UNREALIZED DEPRECIATION ON DERIVATIVE CONTRACTS (continued)
Contracts for Differences
Foreign Equity
Atos SE CFD	396	$—	$(3,299)	(0.01)%
Baloise Holding AG - CFD	375	—	(679)	—
Danske Bank A/S CFD	1,538	—	(788)	—
Investec PLC CFD	29,227	—	(10,684)	(0.02)
Investor AB-B SHS CFD	1,276	—	(390)	—
Orion OYJ-CLASS B CFD	1,058	—	(15,264)	(0.02)
Sainsbury (J) PLC CFD	61,239	—	(949)	—
SCOR SE CFD	5,579	—	(18,557)	(0.03)
Swiss Life Holding AG CFD	829	—	(1,715)	—
Talanx AG CFD	5,683	—	(11,094)	(0.02)
Total Contracts for Differences		—	(63,419)	(0.10)

Credit Default Swaps
United States
Credit Default Swap Emerging Market CDSI S28 5 Year PRC	(475,000)	(19,644)	(4,294)	(0.01)
Total Credit Default Swaps		(19,644)	(4,294)	(0.01)

Futures Contracts Purchased
Commodity Futures
Meats
Live Cattle Future Feb18	10	—	(14,650)	(0.02)
Live Cattle Future Jun18	48	—	(105,460)	(0.16)
Total Commodity Futures		—	(120,110)	(0.18)

Interest Rate Futures
3mo Euro Euribor Sep18	25	—	(1,877)	—
Euro-Bund Future Mar18	42	—	(64,989)	(0.10)
Jpn 10yr Bond (OSE) Mar18	6	—	(6,392)	(0.01)
Total Interest Rate Futures		—	(73,258)	(0.11)

Currency Futures
AUDUSD Currency Future Mar18	3	—	(10)	—
Total Currency Futures		—	(10)	—
Total Futures Contracts Purchased		—	(193,378)	(0.29)

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

		Proceeds		Percent of
Description	Units	received	Fair Value	Net Assets
UNREALIZED DEPRECIATION ON DERIVATIVE CONTRACTS (continued)
Futures Contracts Sold
Commodity Futures
Energy
Gasoline RBOB Future Jun18	(26)	$—	$(87,658)	(0.13)%
Total Energy		—	(87,658)	(0.13)

Grains
Corn Future May18	(120)	—	(6,600)	(0.01)
Sugar No 11 (World) Mar18	(128)	—	(78,646)	(0.12)
Wheat Future (CBT) May18	(99)	—	(1,288)	—
Total Grains		—	(86,534)	(0.13)

Total Commodity Futures		—	(174,192)	(0.26)

Interest Rate Futures
U.S. 10 Year Note (CBT) Mar18	(53)	—	(7,922)	(0.01)
Total Interest Rate Futures		—	(7,922)	(0.01)

Currency Futures
CHF Currency Future Mar18	(40)	—	(83,500)	(0.13)
JPN YEN Currency Future Mar18	(103)	—	(70,763)	(0.11)
Total Currency Futures		—	(154,263)	(0.24)
Total Futures Contracts Sold		—	(336,377)	(0.51)

Total unrealized depreciation on derivative contracts		$(19,644)	$(597,468)	(0.91)%

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

STATEMENT OF OPERATIONS

Year ended December 31, 2017

Investment income
Interest income	$246,334
Dividends (net of withholding taxes of $24,107)	829,344

Total investment income	1,075,678

Operating expense
Interest expense	6,574
Professional fees and other expenses	226,688

Total operating expense	233,262

Net investment income	842,416

Realized and unrealized gain (loss) from investment activities
Net realized gain on securities transactions	2,736,920
Net realized loss on derivative transactions	(2,010,168)
Net change in unrealized appreciation on securities positions	2,334,076
Net change in unrealized appreciation on derivative positions	1,201,286
Net realized and unrealized gain on foreign currency transactions	39,797

Net realized and unrealized gain from investment activities	4,301,911

Net increase in net assets resulting from operations	$5,144,327

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

STATEMENT OF CHANGES IN NET ASSETS

Year ended December 31, 2017

Increase (decrease) in net assets resulting from operations
Net realized gain on securities transactions	$2,736,920
Net realized loss on derivative transactions	(2,010,168)
Net change in unrealized appreciation on securities positions	2,334,076
Net change in unrealized appreciation on derivative positions	1,201,286
Net realized and unrealized gain on foreign currency transactions	39,797
Net investment income	842,416

Net increase in net assets resulting from operations	5,144,327

Capital share transactions
Subscriptions	325,927
Redemptions	(769,927)

Net decrease in net assets resulting from capital share transactions	(444,000)

Net increase in net assets	4,700,327

Net assets at beginning of year	61,156,184

Net assets at end of year	$65,856,511

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

STATEMENT OF CASH FLOWS

Year ended December 31, 2017

Cash flows from operating activities
Net increase in net assets resulting from operations	$5,144,327
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Net realized gain on securities transactions	(2,736,920)
Net change in unrealized appreciation on securities positions	(2,334,076)
Purchases of investments	(34,030,457)
Sales of investments	29,867,399
Net realized gain on derivative transactions for premiums paid and proceeds received	(260,678)
Premiums paid on derivative transactions	(593,027)
Proceeds received on derivative transactions	883,176
Net change in unrealized appreciation on derivative positions	(1,201,286)
Increase in operating assets Due from broker	(3,404,499)
Decrease in operating assets Interest and dividends receivable	6,263
Decrease in operating liabilities Due to broker	(1,606,998)
Accrued expenses and other payables	(20,039)

Net cash used in operating activities	(10,286,815)

Cash flows from financing activities
Subscriptions	325,927
Redemptions	(769,927)

Net cash used in financing activities	(444,000)

Net change in cash and cash equivalents	(10,730,815)

Cash, cash equivalents and cash held at broker at beginning of year	36,482,690

Cash, cash equivalents and cash held at broker at end of year	$25,751,875

Supplemental disclosure of cash flow information Cash paid during the year for interest	$6,574

The accompanying notes are an integral part of these statements.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

NOTE A – ORGANIZATION

MLM Symmetry Master Fund Ltd. (the “Master Fund”) was incorporated as an exempted company on November 12, 2009 and is registered under the laws of the Cayman Islands. The Master Fund was registered as a mutual fund under the Cayman Islands Mutual Funds Law on March 20, 2012.

The Master Fund commenced operations on January 27, 2010. The Master Fund’s investment objective is appreciation of its assets through trading. The Master Fund engages in various trading strategies, including, without limitation, trading positions (both long and short) in equity securities, options, currencies, financial and commodities futures.

The Master Fund receives all of its capital from MLM Symmetry Fund, LP (the “Domestic Feeder”). Mount Lucas Management LP (the “Advisor”) is the investment advisor for the Master Fund, and the Domestic Feeder. The Advisor is also the General Partner of the Domestic Feeder. The Advisor does not receive management or incentive fees from the Master Fund. At December 31, 2017 the Domestic Feeder held 100% of the Master Fund’s shares.

The Advisor, a Delaware limited partnership with its principal office in Newtown, Pennsylvania, is registered with the Commodity Futures Trading Commission and the National Futures Association as the Commodity Pool Operator of the Master Fund and with the Securities and Exchange Commission as a Registered Investment Advisor. The Advisor is responsible for all investment decisions and operations of the Master Fund.

BNY Mellon Alternative Investment Services Ltd. (the “Administrator”) is the Master Fund’s administrator, registrar and transfer agent.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE B – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

1.	Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States Dollars.

The Master Fund is considered an investment company pursuant to Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”), and therefore follows the accounting and reporting guidance for investment companies.

2.	Use of Estimates

The preparation of the accompanying financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

3.	Cash and cash equivalents

Cash and cash equivalents consist of cash on deposit in a demand deposit account at one financial institution and cash equivalents comprised of money market investments and U.S. Treasury Bills with maturities of three months or less held at BNY Mellon.

4.	Cash Held at Broker and Due From/To Broker

Securities transactions of the Master Fund are primarily maintained, cleared and held by registered U.S. broker dealers, pursuant to customer agreements. At December 31, 2017, the cash held at broker amounted to $4,749,215 and due from/to broker in the statement of financial condition included receivables for investment securities sold amounting to $107,690 and payables for investment securities purchased amounting to $118,462. At year-end, the cash collateral held on margin at the broker relates to open derivative positions and is considered restricted until such open derivative positions are closed.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE B (continued)

5.	Fair Value of Financial Instruments

The fair values of the Master Fund’s assets and liabilities which qualify as financial instruments approximate the carrying amounts presented in the financial statements.

Fair Value Hierarchy

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement, the Master Fund measures fair value through the use of a fair value hierarchy that prioritizes the inputs to valuation techniques. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The three levels of the fair value hierarchy are described below:

Level 1 – Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market (examples include active exchange-traded equity securities, listed derivatives, most U.S. government and agency securities, and certain other sovereign government obligations).

Level 2 – Financial assets and liabilities whose values are based on the following:

a)	Quoted prices for similar assets or liabilities in active markets (for example, restricted stock);

b)	Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including interest rate and currency swaps); and

d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability (for example, certain mortgage loans).

Level 3 – Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect the Advisor’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include private equity investments, certain commercial mortgage whole loans and long-dated or complex derivatives, including certain foreign exchange options and long-dated options on gas and power).

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE B (continued)

5.	Fair Value of Financial Instruments (continued)

Valuation of Investments in Securities and Securities Sold Short at Fair Value

The Master Fund values investments in securities and securities sold short that are freely tradable and are listed on national securities exchanges or reported on the national market at their last sales price as of the last business day of the period. Other securities traded in the over-the-counter markets and listed securities for which no sale was reported on that date are valued at their last reported “bid” price if held long, and last reported “ask” price if sold short as furnished by an independent pricing service or dealer as of the measurement date. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security price, yield, maturities, and ratings). Foreign securities are valued by translating foreign-denominated prices into United States Dollars, based upon exchange rates as of the last business day of the period.

Valuation of Derivative Financial Instruments

In the normal course of business, the Master Fund utilizes derivative financial instruments in connection with its proprietary trading activities. The Master Fund records its derivative activities at fair value based upon closing market prices or utilizing a combination of counterparty quotations coupled with independent prices obtained from independent pricing services. The Master Fund believes that the independent prices utilized in valuing investments in derivatives are reasonable and prudent.

Unrealized gains and losses from derivative instruments are recorded as assets and liabilities, respectively, in the statement of financial condition. All resulting differences between cost and fair value are included in net change in unrealized appreciation (depreciation) on derivative positions in the statement of operations.

6.	Investment Transactions and Investment Income

All securities transactions, including derivative contracts, and the related income and expenses, are accounted for on a trade-date basis (date when the order to buy or sell is executed). Realized gains and losses are recorded using the specific identification method. Interest income (or expense for securities sold short) is recorded on an accrual basis and dividend income (or expense on securities sold short) is recorded on the ex-dividend date and is presented net of withholding taxes. The Master Fund executes and clears trades through various unaffiliated brokers and dealers selected by the Advisor.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE B (continued)

7.	Margin Requirements

The Master Fund had certain margin requirements at December 31, 2017, which can be satisfied through a combination of cash and/or securities held at the broker. The Master Fund had such margin requirements of $12,286,717 at December 31, 2017.

8.	Income Taxes

The Master Fund has elected to be treated as a partnership for United States income tax purposes. Therefore, the individual shareholders of the Master Fund report their share of the Master Fund’s income or loss on their United States income tax return, if required to file. Under the laws of the Cayman Islands, the Master Fund is not subject to income taxes. Accordingly, no provision for income taxes has been made in the accompanying financial statements. However, all United States dividend income and certain interest income are subject to a 30% withholding tax. There is currently no taxation imposed on income or capital gains by the Government of the Cayman Islands. If any form of taxation were to be enacted, the Master Fund has been granted an exemption from tax for a period of 20 years until November 24, 2029. As a result, no tax liability or expense has been recorded in the financial statements.

FASB ASC 740-10, Income Taxes, provides guidance for how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. As such, the Master Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Master Fund’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as an expense in the current year. Based on the Advisor’s analysis, there were no tax positions identified which did not meet the “more-likely-than-not” standard as of December 31, 2017. However, the Advisor’s conclusions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE B (continued)

9.	Foreign Currency Transactions

Investment securities, derivatives and other assets and liabilities denominated in foreign currencies are translated into United States Dollar amounts using spot exchange rates prevailing at the date of valuation. Purchases and sales of investment securities, derivatives and income and expense items denominated in foreign currencies are translated into United States Dollar amounts at the spot rates prevailing on the respective dates of such transactions.

The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and derivatives from the fluctuations arising from changes in market prices of securities and derivatives held. Such fluctuations are included with the net realized and unrealized gain or loss from securities and derivative on the statement of operations.

NOTE C – INVESTMENTS IN SECURITIES

Fair value hierarchy

As discussed in Note B, investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Master Fund’s investments have been classified, the Master Fund has assessed factors including, but not limited to price transparency, subscription activity, redemption activity and the existence or absence of certain restrictions.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE C – INVESTMENTS IN SECURITIES (continued)

The table below sets forth information about the level within the fair value hierarchy at which the Master Fund’s investments are measured at December 31, 2017:

	Level 1	Level 2	Total
Assets
U.S. Treasury Bills[1]	$20,989,474	$—	$20,989,474
Common Stock	34,517,863	—	34,517,863
Contracts for Differences	—	969,649	969,649
Futures Contracts – purchased	1,209,776	—	1,209,776
Futures Contracts – sold	494,448	—	494,448
Total Return Swaps	—	100,912	100,912
Credit Default Swaps	—	84,351	84,351
Money Market Fund	12,186	—	12,186

Total assets	$57,223,747	$1,154,912	$58,378,659

Liabilities
Contracts for Differences	$—	$(63,419)	$(63,419)
Futures Contracts – purchased	(193,378)	—	(193,378)
Futures Contracts – sold	(336,377)	—	(336,377)
Credit Default Swaps	—	(4,294)	(4,294)

Total liabilities	$(529,755)	$(67,713)	$(597,468)

[1]	Treasury Bills are classified as cash and cash equivalents in the statement of financial condition.

Industry and country classifications of the Master Fund’s investments are disclosed in the schedule of investments.

The Master Fund had no Level 3 investments during the year. The Master Fund had no transfers between Level 1 and Level 2 investments during the year.

Securities sold short represents obligations of the Master Fund to make future delivery of specific securities and correspondingly create an obligation to purchase the securities at prevailing market prices. As such, the future satisfaction of these obligations may be at amounts greater than those recorded in the statement of financial condition. The ultimate gain or loss depends upon the prices at which the financial instruments are purchased to settle the Master Fund’s obligations under the commitment.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE C – INVESTMENTS IN SECURITIES (continued)

The Master Fund’s principal custody and clearing activities are primarily with clearing broker, Credit Suisse Securities (USA) LLC. At December 31, 2017, substantially all of the cash held at broker and due from broker are positions with and amounts due from Credit Suisse Securities (USA) LLC. Cash and cash equivalents are custodied primarily at Bank of New York Mellon.

NOTE D – DERIVATIVE CONTRACTS

Derivative contracts include options contracts, future contracts, contracts for differences, swap contracts, forward currency contracts and are recorded at fair value. Realized and unrealized gains and losses from derivative transactions are included in derivative transactions in the statement of operations. In the normal course of business, the Master Fund enters into derivative contracts for trading purposes. Typically, derivative contracts serve as components of the Master Fund’s investment strategies and are utilized primarily to structure investments to economically match the investment objectives of the Master Fund. These instruments are subject to various risks similar to non-derivative instruments, including market, credit, liquidity and operational risks.

When the Master Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Master Fund enters into a closing purchase transaction, the Master Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option when it is extinguished. When a written call option is exercised, the Master Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Master Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Master Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

Upon the purchase of a call option or a put option by the Master Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Master Fund has purchased expires on the stipulated expiration date, the Master Fund will realize a loss in the amount of the cost of the option. If the Master Fund enters into a closing sale transaction, the Master Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE D – (continued)

If the Master Fund exercises a purchased put option, the Master Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Master Fund exercises a purchased call option, the cost of the security which the Master Fund purchases from the holder of the call option upon exercise will be increased by the premium originally paid. Purchased over-the-counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Master Fund.

In the normal course of trading activities, the Master Fund enters into swap agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or otherwise determined notional amount. A total return swap is a negotiated contract in which two parties agree to exchange the return on an underlying asset for a defined period, calculated based upon a predetermined notional amount.

In addition, the Master Fund enters into credit default swaps (“CDS”) as either a buyer or seller and enters into a contractual agreement to provide or receive insurance against a credit event of one or more referenced credits. The nature of the credit event is established by the buyer and seller at the inception of the transaction and such events include bankruptcy, insolvency, rating agency downgrade, principal writedowns and failure to meet payment obligations when due. The Master Fund may enter into CDS to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Risks may arise from unanticipated movements in interest rates or the occurrence of a credit event whereby changes in the market values of the underlying financial instruments may be in excess of the amounts shown in the statement of financial condition.

Under its CDS, the Master Fund may purchase credit protection on the referenced obligation of the CDS (“Buy Contract”) or provide credit protection on the referenced obligation of the CDS (“Sale Contract”). A sale/(buy) in a CDS provides upon the occurrence of a credit event, as defined in the swap agreement, for the Master Fund to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. The Master Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (“Maximum Payout Amount”). This risk is mitigated by having a master netting arrangement between the Master Fund and the counterparty and by the posting of collateral by the counterparty to the Master Fund to cover the Master Fund’s exposure to the counterparty. During the term of the swap agreement, the Master Fund receives/(pays) periodic fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE D – (continued)

CDS may involve greater risks than if the Master Fund had invested in the reference obligation directly. CDS are subject to general market, liquidity, counterparty and credit risk. If the Master Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Master Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Master Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Master Fund.

The table below summarizes certain information regarding protection sold through CDS contracts as of December 31, 2017:

As of December 31, 2017
	Maximum Payout/Notional Amount by Period			Maximum
	of Expiration			Payout/Notional Amount
					Offsetting	Net Protection
					Protection	Sold CDS
	Less than 1			Protection Sold	Bought CDS	Contracts at Fair
	Year	2-5 Years	> 5 Years	CDS Contracts	Contracts (1)	Value
Credit Spread on Reference Assets (basis points) (2)
0 - 250	$—	$—	$—	$—	$—	$—
251 - 500	—	1,393,500	—	1,393,500	—	80,056
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—
Total	$—	$1,393,500	$—	$1,393,500	$—	$80,056

(1)	Offsetting protection bought credit/index derivatives represent the notional amount of protection bought credit/index derivatives on the extent they hedge protection sold credit/index derivatives with nearly identical reference assets.

(2)	Credit Spread on the reference assets, together with the period of expiration, are indicators of payment/performance risk. For example, the Master Fund is least likely to pay or otherwise be required to perform where the credit spread on the reference assets is 0-250 basis points. The likelihood of payment or performance is generally greater as the credit spread on the reference assets and period of expiration increase.

If a defined credit event had occurred as of December 31, 2017, the swaps’ credit-risk-related contingent features would have been triggered and the Master Fund would have been required to pay $1,393,500 less the value of the contracts’ related reference obligation.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE D – (continued)

A futures contract is a firm commitment to buy or sell a specified quantity of cash or securities, or a standardized amount of a deliverable grade commodity, at a specified price and specified future date, unless the contract is closed before the delivery date. Payments (variation margin) are made or received by the clearing broker on behalf of the Master Fund each business day, depending on the daily fluctuations in the value of the underlying securities, and are recorded as unrealized gains or losses by the Master Fund. Futures contracts are stated at fair value with the unrealized appreciation or depreciation on futures presented on the Statement of Financial Condition. When a contract is closed, the Master Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Transactions in futures contracts require market participants to make both initial margin deposits of cash or other assets and variation margin deposits directly with the clearing broker where the contracts are held. During the year ended December 31, 2017 futures contracts were used to gain exposure to the change in value of equities, interest rates, currencies and commodities.

The Master Fund enters into total return swap contracts and contracts for difference, which involve an agreement to exchange cash flows based on the change in the value or total return on individual stocks or other financial instruments. The Master Fund is subject to price risk in the normal course of pursuing its investment objectives. During the year ended December 31, 2017, the Master Fund entered into total return swaps and contracts for differences to create exposure to certain equities to which it is otherwise not exposed. In some cases, entering into total return swaps and contracts for differences is a more effective investment alternative than purchasing the actual underlying position outright. During the period the contract is open, changes in the value of the contract are recognized as net change in unrealized appreciation (depreciation) on derivative positions by marking the contracts to fair value based on current market data. A realized gain or loss is recorded upon the termination or reset of each total return swap or contract for differences transaction.

Forward currency contracts are non-standardized contracts between two parties to buy or sell a currency at a specified future time at a given price. Forward currency contracts are marked to market daily using currency exchange rates and forward rates on the valuation date, and the change in market value is recorded by the Master Fund as unrealized appreciation or depreciation on forward currency contracts in the statement of operations. When the contract is closed or delivery is taken the Master Fund records a realized gain or loss in the statement of operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE D – (continued)

The following table summarizes the fair values of derivative instruments and volume of derivatives activity, categorized by primary underlying risk, as well as their location within the statement of financial condition at December 31, 2017:

	Assets			Liabilities

	Notional	Average notional		Notional	Average notional
Primary underlying risk	amounts	amounts(3)	Fair value(1)	amounts	amounts(3)	Fair value(2)
Price risk
Commodity futures	$26,303,480	$18,840,512	$1,267,217	$11,350,010	$17,863,217	$(294,302)
Contracts for differences	5,135,126	4,763,612	969,649	1,435,766	1,314,243	(63,419)
Credit risk
Credit default swaps	84,350	219,383	84,351	4,294	55,296	(4,294)
Interest rate risk
Interest rate futures	29,828,095	27,780,408	149,616	30,289,116	37,952,515	(81,180)
Currency risk
Currency futures	15,574,094	14,560,154	287,391	16,874,605	17,706,992	(154,273)
Total return swaps	100,912	55,883	100,912	—	82,831	—

1	Located in the “Unrealized appreciation on derivative contracts” on the Statement of Financial Condition.

2	Located in the “Unrealized depreciation on derivative contracts” on the Statement of Financial Condition.

3	Average notional amounts are calculated on a quarterly basis.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE D – (continued)

The following table identifies the net gain and loss amounts recognized in income from derivative instruments, categorized by primary underlying risk, and their location within the statement of operations, for the year ended December 31, 2017:

		Change in
		unrealized
		appreciation
	Realized gain (loss)	(depreciation) on
	on derivatives	derivatives
Primary underlying risk	recognized(1)	recognized(2)	Total
Price risk
Commodity futures	$(361,787)	$1,129,056	$767,269
Contracts for differences	971,623	308,054	1,279,677
Credit risk
Credit default swaps	260,678	(78,218)	182,460
Interest rate risk
Interest rate futures	(1,642,831)	19,612	(1,623,219)
Currency risk
Currency futures	(1,243,172)	(233,753)	(1,476,925)
Total return swaps	5,321	56,535	61,856
	$(2,010,168)	$1,201,286	$(808,882)

1	Located in the “Net realized loss on derivative transactions” section of the Statement of Operations.

2	Located in the “Net change in unrealized appreciation on derivative positions” section of the Statement of Operations.

Offsetting of assets and liabilities

The Master Fund enters into master netting agreements and collateral agreements with its counterparties for certain derivative transactions. These agreements generally provide the Master Fund for a right of offset under master netting arrangements, including in the event of default or in the event of bankruptcy of either party to the transactions. The Master Fund presents its assets and liabilities subject to such arrangements on a gross basis in the statement of financial condition.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE D – (continued)

The following table provides disclosure regarding the potential effect of offsetting of recognized assets and liabilities presented in the statement of financial condition:

			Net Amounts	Gross Amounts Not Offset in the Statement of
			of Recognized	Financial Condition
Assets
		Gross Amounts	Presented
	Gross	Offset in the	in the
	Amounts of	Statement of	Statement		Cash
	Recognized	Financial	of Financial	Financial	Collateral	Net
Description	Assets	Condition	Condition	Instruments	Received	Amount
Derivatives Credit Suisse	$1,154,912	$—	$1,154,912	$(67,713)	$—	$1,087,199
Total	$1,154,912	$—	$1,154,912	$(67,713)	$—	$1,087,199

			Net Amounts	Gross Amounts Not Offset in the Statement of
			of Recognized	Financial Condition
Liabilities
		Gross Amounts	Presented
	Gross	Offset in the	in the
	Amounts of	Statement of	Statement		Cash
	Recognized	Financial	of Financial	Financial	Collateral	Net
Description	Liabilities	Condition	Condition	Instruments	Pledged	Amount
Derivatives Credit Suisse	$(67,713)	$—	$(67,713)	$67,713	$—	$—
Total	$(67,713)	$—	$(67,713)	$67,713	$—	$—

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE E – CAPITAL

The Master Fund is authorized to issue up to 5,000,000, $0.01 par value Participating Shares having the rights provided in the Articles of Association. Shares may be divided into Classes at the discretion of the Directors and each Class may be further divided into different Series of Shares. As of December 31, 2017 all shares are issued to the Domestic Feeder.

Share transactions for the year ended December 31, 2017 were as follows:

Shares
Balance at beginning of year	52,488

Subscription of shares	273
Redemption of shares	(657)

Balance at end of year	52,104

NOTE F – INDEMNIFICATIONS

In the ordinary course of business, the Master Fund enters into contracts that contain a variety of indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote. Therefore, the Master Fund did not accrue any liability in connection with such indemnifications.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE G – FINANCIAL HIGHLIGHTS

The following represents the per share operating performance, ratios to average net assets and other supplemental information for the year ended December 31, 2017.

Per share operating performance	MLM Symmetry
Fund, LP

Net asset value per share, beginning of year	$1,165.15
Change in net assets resulting from operations
Net realized and unrealized gain from investment activities	82.74
Net investment income	16.05

Net decrease in net assets resulting from operations	98.79

Net asset value per share, end of year	$1,263.94

Total return (1)	8.48%

Ratios to average net assets (2)
Expenses	0.38%

Net investment income	1.38%

(1)	Total return is calculated by comparing the ending net asset value per share to the beginning net asset value per share. An individual investor’s return may vary from this return depending on the timing of subscriptions, redemptions and fee terms.

(2)	Average net assets were derived from net assets at the beginning of the month, adjusted for cash flows related to the subscription and redemption of shares during the year. An individual investor’s ratios to average net assets may vary from these ratios based on the timing of capital transactions.

MLM Symmetry Master Fund Ltd.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

NOTE H – SUBSEQUENT EVENTS

Pursuant to a written special resolution by the sole shareholder of the Master Fund signed May 28, 2019 and a written resolution by the Board of Directors dated May 30, 2019, it was resolved that the Master Fund be de-registered as a Cayman Islands exempted limited liability company from the Cayman Islands Monetary Authority and will continue as a limited liability company under the laws of the State of Delaware, USA. On June 28, 2019, it was resolved further that the name of the Master Fund be changed to MLM Symmetry Master Fund LLC (the “Company”) and the registered office address be changed to Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808 USA.

As part of the corporate restructuring and effective July 1, 2019, the Company was merged with and into MLM Symmetry Fund, LP (prior to July 1, 2019, the “Domestic Feeder”). Effective July 1, 2019, MLM Symmetry Fund, LP became the surviving entity (the “Surviving Entity”). The Surviving Entity assumed all the remaining assets and liabilities of the Company. The cash was transferred by the Company to the Surviving Entity.

From January 1, 2018 to June 30, 2019, prior to merger, the Master Fund had subscriptions and redemptions of $81,000 and $589,636.

Management has evaluated all subsequent transactions and events after the statement of financial condition date through July 19, 2019, the date on which these financial statements were available to be issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

Mutual Fund Series Trust

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)  Declaration of Trust.

(i)	Registrant’s Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, is hereby incorporated by reference.
(ii)	Amendment No. 43 to the Agreement and Declaration of Trust which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018, is hereby incorporated by reference.
(iii)	Amendment No. 44 to the Agreement and Declaration of Trust which was filed as an exhibit to the Registrant’s Registration Statement on December 6, 2018, is hereby incorporated by reference.
(iv)	Amendment No. 45 to the Agreement and Declaration of Trust which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(b)  By-laws. Registrant’s By-laws, which were filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, are hereby incorporated by reference.

(c)  Instruments Defining Rights of Security Holders.  None (other than in the Declaration of Trust and By-laws of the Registrant).

(d)  Investment Advisory Contracts.

Catalyst Capital Advisors LLC (as adviser)

(i)	Management Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on February 29, 2008, is hereby incorporated by reference.
(ii)	Amended Exhibit to Management Agreement with Catalyst Capital Advisors LLC with respect to the Catalyst Enhanced Income Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on December 6, 2018, is hereby incorporated by reference.
(iii)	Expense Limitation Agreement between the Trust and Catalyst Capital Advisors LLC which was filed as an exhibit to the Registrant’s Registration Statement on November 30, 2018, is hereby incorporated by reference.
(iv)	Amended Exhibit A to the Expense Limitation Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 12, 2019, is hereby incorporated by reference.
(v)	Amended Exhibit A to the Expense Limitation Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 4, 2019, is hereby incorporated by reference.

SMH Capital Advisors, Inc. (as sub-adviser)

(vi)	Sub-Advisory Agreement between Catalyst and SMH Capital Advisors, Inc. for the Catalyst/SMH High Income Fund and the Catalyst/SMH Total Return Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2017, is hereby incorporated by reference.

Groesbeck Investment Management Corp.

(vii)	Amended Sub-Advisory Agreement between Catalyst and Groesbeck Investment Management Corp. for the Catalyst/Groesbeck Growth of Income Fund and Catalyst/Groesbeck Aggressive Growth Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.

Managed Asset Portfolios, LLC

(viii)	Sub-Advisory Agreement between Catalyst and Managed Asset Portfolios, LLC for the Catalyst/MAP Global Total Return Income Fund and Catalyst/MAP Global Capital Appreciation Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.

Cookson, Peirce & Co., Inc.

(ix)	Sub-Advisory Agreement between Catalyst and Cookson, Peirce & Co., Inc. for the Catalyst/CP Core Equity Fund, Catalyst/CP World Equity Fund, Catalyst/CP Focus Large Cap Fund, and Catalyst/CP Focus Mid Cap Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

Lyons Wealth Management, LLC

(xi)	Sub-Advisory Agreement between Catalyst and Lyons Wealth Management LLC for the Catalyst/Lyons Tactical Allocation Fund, which was filed with the Registration's Registration Statement on October 28, 2014, is hereby incorporated by reference.

Princeton Advisory Group, Inc.

(x)	Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. for the Catalyst/Princeton Floating Rate Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.
(xi)	Amended Exhibit A to the Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

ITB Capital Advisors, LLC

(xiv)	Sub-Advisory Agreement between Catalyst and ITB Capital Advisors, LLC for the Catalyst Time Value Trading Fund, which was filed as an exhibit to the Registrant's Registration Statement on November 21, 2014, is hereby incorporated by reference.

Millburn Ridgefield Corporation

(xv)	Sub-Advisory Agreement between Catalyst and Milburn Ridgefield Corporation for the Catalyst/Millburn Hedge Strategy Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

Eventide Asset Management, LLC

(xii)	Management Agreement with Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 30, 2008, is hereby incorporated by reference.

(xiii)	Amended Exhibit 1 to Management Agreement with Eventide Asset Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2018, is hereby incorporated by reference.
(xiv)	Expense Limitation Agreement with Eventide Asset Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2018, is hereby incorporated by reference.

Day Hagan Asset Management

(xv)	Management Agreement with Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on November 2, 2009, is hereby incorporated by reference.
(xvi)	Amendment to Management Agreement with Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on January 12, 2017, is hereby incorporated by reference.
(xvii)	Expense Limitation Agreement with respect to Day Hagan Tactical Allocation Fund and Day Hagan Logix Tactical Dividend Fund which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2018, is hereby incorporated by reference.

Camelot Portfolios, LLC

(xviii)	Management Agreement with Camelot Portfolios, LLC which was filed as an exhibit to the Registrant's Registration Statement on December 6, 2010, is hereby incorporated by reference.
(xix)	Amendment to Management Agreement with Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, is hereby incorporated by reference.
(xx)	Transfer and Assumption Agreement between Camelot Portfolios, LLC and Camelot Funds, LLC which was filed as an exhibit to the Registrant’s Registration Statement on January 23, 2015, is hereby incorporated by reference.
(xxi)	Expense Limitation Agreement with Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 16, 2016, is hereby incorporated by reference.

Empiric Advisors, Inc,

(xxii)	Management Agreement with Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.

(xxii) Expense Limitation Agreement with Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on January 25, 2018, is hereby incorporated by reference.

JAG Capital Management LLC

(xxviii)	Management Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(xxix)	Expense Limitation Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2018, is hereby incorporated by reference.

SignalPoint Capital Management, LLC

(xxx)	Management Agreement with SignalPoint Capital Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, is hereby incorporated by reference.
(xxxi)	Operating Expense Limitation and Security Agreement with SignalPoint Capital Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2014, is hereby incorporated by reference.
(xxxii)	First Amendment to the Operating Expense Limitation and Security Agreement with SignalPoint Capital Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2016, is hereby incorporated by reference.

AlphaCentric Advisors LLC

(xxxiii)	Management Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xxxiv)	Amended Exhibit A to the Management Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018, is hereby incorporated by reference.
(xxxv)	Amended Exhibit A to the Management Agreement with AlphaCentric Advisors LLC with respect to the AlphaCentric /16th Amendment Municipal Opportunities Fund which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2018, is hereby incorporated by reference.
(xxxvi)	Amended Exhibit A to the Management Agreement with AlphaCentric Advisors LLC with respect to the AlphaCentric Symmetry Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on December 6, 2018, is hereby incorporated by reference.
(xxxvii)	Amended Expense Limitation Agreement with AlphaCentric Advisors LLC which was filed as an exhibit to the Registrant’s Registration Statement on July 26, 2019, is hereby incorporated by reference.

Catalyst Capital Advisors LLC (as sub-advisor)

(xxxviii)	Sub-Advisory Agreement between AlphaCentric and Catalyst Capital Advisors LLC with respect to the AlphaCentric Smart Money Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.

Keystone Wealth Advisors LLC

(xxxix)	Sub-Advisory Agreement between AlphaCentric and Keystone Wealth Advisors LLC with respect to the AlphaCentric Asset Rotation Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xl)	Amended Sub-Advisory Agreement between AlphaCentric and Keystone Wealth Advisors LLC with respect to the AlphaCentric Asset Rotation Fund and AlphaCentric Bond Rotation Fund which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.

Stone Beach Investment Management, LLC

(xli)	Sub-Advisory Agreement between Catalyst and Stone Beach Investment Management, LLC with respect to the Catalyst/Stone Beach Income Opportunity Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.

ATR Advisors, LLC

(xlii)	Sub-Advisory Agreement between Catalyst and ATR Advisors, LLC with respect to the Catalyst Absolute Total Return Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.

SL Advisors, LLC

(xliii)	Sub-Advisory Agreement between Catalyst and SL Advisors, LLC with respect to the Catalyst MLP & Infrastructure Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

Garrison Point Capital, LLC

(xliv)	Sub-Advisory Agreement between AlphaCentric Advisors LLC and Garrison Point Capital, LLC with respect to the AlphaCentric Income Opportunities Fund which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.

Boyd Watterson Asset Management, LLC

(xlv)	Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Multi-Asset Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.
(xlvi)	Amended Appendix A to the Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 28, 2016, is hereby incorporated by reference.

Pacini Hatfield Investments, LLC

(xlvii)	Sub-Advisory Agreement between Day Hagan Assent Management and Pacini Hatfield Investments, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 12, 2017, is hereby incorporated by reference.

Pacific View Asset Management, LLC

(xlviii)	Sub-Advisory Agreement between AlphaCentric Advisors LLC and Pacific View Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on May 17, 2017, is hereby incorporated by reference.
(xlix)	Amended Sub-Advisory Agreement between AlphaCentric Advisors LLC and Pacific View Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018, is hereby incorporated by reference.

Exceed Advisory LLC

(l)	Sub-Advisory Agreement between Catalyst and Exceed Advisory LLC, which was filed as an exhibit to the Registrant’s Registration Statement on August 26, 2017, is hereby incorporated by reference.

DH Logix, LLC

(li)	Sub-Advisory Agreement between Day Hagan Assent Management and DH Logix, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 30, 2018, is hereby incorporated by reference.

Wynkoop, LLC

(lii)	Sub-Advisory Agreement between Catalyst and Wynkoop, LLC with respect to the Catalyst Enhanced Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on December 6, 2018, is hereby incorporated by reference.

Dana Investment Advisors, Inc.

(liii)	Sub-Advisory Agreement between Eventide and Dana Investment Advisors, Inc. which was filed to as an exhibit to the Registrant’s Registration Statement on Form N-14 on October 30, 2018, is hereby incorporated by reference.

Trinity Fiduciary Partners, LLC

(liv)	Sub-Advisory Agreement between Eventide and Trinity Fiduciary Partners, LLC which was filed as an exhibit to the Registrant’s Registration Statement on Form N-14 on October 30, 2018, is hereby incorporated by reference.

Caddo Capital Management, LLC

(lv)	Trading Advisory Agreement between Catalyst and Caddo Capital Management, LLC respecting the Catalyst Multi-Strategy Fund and the CAMFMSF Fund Limited (a wholly-owned subsidiary of Catalyst Multi-Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on August 31, 2018, is hereby incorporated by reference.

CIFC Investment Management, LLC

(lvi)	Sub-Advisory Agreement between Catalyst and CIFC Capital Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on August 31, 2018, is hereby incorporated by reference.

16th Amendment Advisors LLC

(lvii)	Sub-Advisory Agreement between AlphaCentric and 16th Amendment Advisors LLC with respect to the AlphaCentric/16th Amendment Municipal Opportunities Fund which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2018, is hereby incorporated by reference.

Mount Lucas Management LP

(lviii)	Sub-Advisory Agreement between AlphaCentric and Mount Lucas Management, LP with respect to the AlphaCentric/16th Amendment Municipal Opportunities Fund which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2018, is hereby incorporated by reference.
(lix)	Sub-Advisory Agreement between AlphaCentric and Mount Lucas Management, LP with respect to the AlphaCentric Symmetry Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

Contego Capital Group, Inc.

(lx)	Sub-Advisory Agreement between AlphaCentric and Contego Capital Group, Inc. with respect to the AlphaCentric Global Innovations Fund which was filed as an exhibit to the Registrant’s Registration Statement on May 31,2019, is hereby incorporated by reference.

(e)  Underwriting Contracts.

(lxi)	Underwriting Agreement with Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 22, 2015, is hereby incorporated by reference.

(f)  Bonus or Profit Sharing Contracts.  None.

(g)  Custodian Agreements.

(lxii)	Custody Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.
(lxiii)	Amended Appendix B to the Custody Agreement with The Huntington National Bank which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018 is hereby incorporated by reference.
(lxiv)	Custody Agreement with U.S. Bank National Association which was filed as an exhibit to the Registrant’s Registration Statement on July 27, 2018 is hereby incorporated by reference.
(lxv)	Amended Appendix B to the Custody Agreement with U.S. Bank National Association with respect to the Catalyst Enhanced Income Strategy and AlphaCentric/16th Amendment Municipal Opportunities Fund which was filed as an exhibit to the Registrant’s Registration Statement on December 6, 2018, is hereby incorporated by reference.
(lxvi)	Amendment to the Custody Agreement with U.S. Bank National Association with respect to the AlphaCentric Symmetry Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(h)  Other Material Contracts.

(lxvii)	Form of Fund Services Agreement with Gemini Fund Services, LLC which was filed as an exhibit to the Registrant’s Registration Statement on June 28, 2012, is hereby incorporated by reference.
(lxviii)	Form of Administrative Services Agreement with Gemini Fund Services LLC and ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.
(lxix)	Management Services Agreement with MFund Services which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.
(lxx)	Amendment to the Management Services Agreement with MFund Services LLC which was filed as an exhibit to the Registrant’s Registration Statement on July 27, 2018 is hereby incorporated by reference.
(lxxi)	Amendment to Management Services Agreement with MFund Services LLC with respect to the Catalyst Enhanced Income Strategy Fund and the AlphaCentric/16th Amendment Municipal Opportunities Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 6, 2018 is hereby incorporated by reference.
(lxxii)	Amendment to Management Services Agreement with MFund Services LLC with respect to the AlphaCentric Symmetry Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.
(lxxiii)	Securities Lending Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on May 20, 2011, is hereby incorporated by reference.

(lxxiv)	Compliance Services Agreement with MFund Services LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(lxxv)	Management Agreement with Catalyst Capital Advisors LLC relating to the CSACS Fund Limited (a wholly-owned subsidiary of Catalyst Systematic Alpha Fund) which was filed as an exhibit to the Registrant’s Registration Statement on November 1, 2017, is hereby incorporated by reference.
(lxxvi)	Management Agreement with Catalyst Capital Advisors LLC relating to the CMSF Fund Limited (a wholly-owned subsidiary of Catalyst Macro Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on November 1, 2017, is hereby incorporated by reference.
(lxxvii)	Management Agreement with Catalyst Capital Advisors LLC relating to the CAMFMSF Fund Limited (a wholly-owned subsidiary of Catalyst Multi-Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on October 26, 2018, is hereby incorporated by reference.
(lxxviii)	Management Agreement with AlphaCentric Advisors LLC relating to the ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.
(lxxix)	Sub-Advisory Agreement between AlphaCentric and Mount Lucas Management, LP relating to the ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.
(lxxx)	Private Investment Company Custodian Agreement relating to the ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was fled as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(i)  Legal Opinion.

(i)	Legal Consent of Thompson Hine LLP is filed herewith.

(j)  Other Opinions

(i)

Consent of Cohen & Company, Ltd. is filed herewith.

(ii)	Consent of Consent of PricewaterhouseCoopers, with respect to the predecessor Fund of the AlphaCentric Symmetry Strategy Fund is filed herewith.

(k)  Omitted Financial Statements.  None.

(l)  Initial Capital Agreements.  Agreement of initial shareholder, which was filed as an exhibit to the Registrant’s Registration Statement on July 11, 2006, is hereby incorporated by reference.

(m)  Rule 12b-1 Plan.

(lxxxi)	Revised Class A Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(lxxxii)	Amended Exhibit A to the Revised Class A Master Distribution Plan with respect to the AlphaCentric Symmetry Strategy Fund , which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(lxxxiii)	Class A Master Distribution Plan and Exhibit A of Empiric 2500 Fund, which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.
(lxxxiv)	Revised Class C Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(lxxxv)	Amended Exhibit A to the Revised Class C Master Distribution Plan with respect to the AlphaCentric Symmetry Strategy Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference .
(lxxxvi)	Class I Master Distribution Plan and Exhibit A, which was filed as an exhibit to the Registrant’s Registration Statement on December 16, 2016, is hereby incorporated by reference.
(lxxxvii)	Amended Exhibit A to the Class I Master Distribution Plan with respect to the AlphaCentric Symmetry Strategy Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.
(lxxxviii)	Revised Class N Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(lxxxix)	Amended Exhibit A to the Revised Class N Master Distribution Plan to add Eventide Limited Term Bond Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 27, 2018 is hereby incorporated by reference.
(xc)	Class T Master Distribution Plan which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2017, is hereby incorporated by reference.
(xci)	Amended Exhibit A to the Revised Class T Master Distribution Plan which was filed as an exhibit to the Registrant’s Registration Statement on July 27, 2018 is hereby incorporated by reference.

(n)  Rule 18f-3 Plan.

(xcii)	Amended Multiple Class Plan, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.
(xciii)	Amended Exhibit A to the Amended Multiple Class Plan which was filed as an exhibit to the Registrant’s Registration Statement on July 27, 2018 is hereby incorporated by reference.
(xciv)	Amended Exhibit A to the Amended Multiple Class Plan with respect to the AlphaCentric Symmetry Strategy Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(o)  Reserved.

(p)  Codes of Ethics.

(xcv)	Code of Ethics of SMH Capital Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on March 5, 2014, is hereby incorporated by reference.
(xcvi)	Code of Ethics of Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 30, 2008, is hereby incorporated by reference.
(xcvii)	Code of Ethics of Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on December 9, 2009, is hereby incorporated by reference.
(xcviii)	Code of Ethics of Groesbeck Investment Management Corp., which was filed as an exhibit to the Registrant’s Registration Statement on December 9, 2009, is hereby incorporated by reference.
(xcix)	Code of Ethics of Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant's Registration Statement on December 22, 2010, is hereby incorporated by reference.
(c)	Code of Ethics of Managed Asset Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.
(ci)	Code of Ethics of JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

(cii)	Code of Ethics of Cookson, Peirce & Co., Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(ciii)	Code of Ethics of Lyons Wealth Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.
(civ)	Code of Ethics of Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.
(cv)	Code of Ethics of SignalPoint Capital Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.
(cvi)	Amended Code of Ethics of Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.
(cvii)	Code of Ethics of Princeton Advisory Group, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.
(cviii)	Code of Ethics of Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.
(cix)	Code of Ethics of Choice Financial Partners, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, is hereby incorporated by reference.
(cx)	Code of Ethics of DH Logix, LLC which was filed as an exhibit to the Registrant’s Registration Statement on March 30, 2018, is hereby incorporated by reference.
(cxi)	Code of Ethics of AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(cxii)	Code of Ethics of Keystone Wealth Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(cxiii)	Code of Ethics of Stone Beach Investment Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.
(cxiv)	Code of Ethics of ATR Advisors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.
(cxv)	Code of Ethics of ITB Capital Advisors, LLC which was filed as an exhibit to the Registrant’s Registration Statement on October 29, 2014, is hereby incorporated by reference.
(cxvi)	Code of Ethics of SL Advisors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.
(cxvii)	Code of Ethics of Garrison Point Capital, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.
(cxviii)	Code of Ethics of Boyd Watterson Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.
(cxix)	Code of Ethics of Integrated Managed Futures Corp, which was filed as an exhibit to the Registrant’s Registration Statement on December 8, 2015, is hereby incorporated by reference.
(cxx)	Code of Ethics of Millburn Ridgefield Corporation, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(cxxi)	Code of Ethics of Pacini Hatfield Investments, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 12, 2017, is hereby incorporated by reference.
(cxxii)	Code of Ethics of Pacific View Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on May 17, 2017, is hereby incorporated by reference.
(cxxiii)	Code of Ethics of Exceed Advisory LLC, which was filed as an exhibit to the Registrant’s Registration Statement on August 26, 2017, is hereby incorporated by reference.
(cxxiv)	Code of Ethics of Wynkoop LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 6, 2018 is hereby incorporated by reference.
(cxxv)	Code of Ethics of Dana Investment Advisors, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on November 9, 2018, is hereby incorporated by reference.
(cxxvi)	Code of Ethics of Trinity Fiduciary Partners, LLC which was filed as an exhibit to the Registrant’s Registration Statement on November 9, 2018, is hereby incorporated by reference.
(cxxvii)	Code of Ethics of Caddo Capital Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on October 26, 2018, is hereby incorporated by reference.
(cxxviii)	Code of Ethics of CIFC Investment Management LLC which was filed as an exhibit to the Registrant’s Registration Statement on November 1, 2018, is hereby incorporated by reference.
(cxxix)	Code of Ethics of 16th Amendment Advisors LLC which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2018, is hereby incorporated by reference.

(cxxx)	Code of Ethics of Mount Lucas Management LP which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2018, is hereby incorporated by reference.
(cxxxi)	Code of Ethics of Contego Capital Group, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on May 31, 2019, is hereby incorporated by reference.

(q)  Powers of Attorney.

(i)	Power of Attorney of the Trust, and a certificate with respect thereto, which were filed as an exhibit to the Registrant’s Registration Statement on Form N-14 on June 12, 2017, are hereby incorporated by reference.

(ii)	Powers of Attorney of Mr. Jerry Szilagyi, Trustee, Chief Executive Officer, President and Secretary of the Trust; Dr. Bert Pariser, Trustee of the Trust; Mr. Tobias Caldwell, Trustee of the Trust; Mr. Tiberiu Weisz, Trustee of the Trust; and Mr. Erik Naviloff, Chief Financial Officer and Treasurer of the Trust, which were filed as an exhibit to the Registrant’s Registration Statement on Form N-14 on June 12, 2017, are hereby incorporated by reference.

(iii)	Powers of Attorney for each director of CAMFMSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, are hereby incorporated by reference.

(iv)	Powers of Attorney for each director of CHCSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, are hereby incorporated by reference.

(v)	Powers of Attorney for each director of CMHSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(vi)	Powers of Attorney for each director of ACIMFSMFSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(vii)	Powers of Attorney for each director of CMSF Fund Limited which was filed as an exhibit to the Registrant’s Registration Statement on November 1, 2017, is hereby incorporated by reference.
(viii)	Powers of Attorney for each director of CSACS Fund Limited which was filed as an exhibit to the Registrant’s Registration Statement on November 1, 2017, is hereby incorporated by reference.
(ix)	Powers of Attorney for each director of ACSSF Fund Limited to be filed by subsequent amendment.

.

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. Indemnification

(a) Article VI of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover the adviser, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) In so far as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

(a)     Catalyst Capital Advisors LLC (“CCA”), 36 North New York Avenue, Huntington, NY 11743, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-66886.

(i) CCA has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is a managing member and sole voting member of CCA and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17645 Wright Street, Suite 200, Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17645 Wright Street, Suite 200 Omaha, Nebraska 68130;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member and President, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

Member and President of Cross Sound Capital LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, the manager of Cross Sound Global Macro Fund LLC, a hedge fund, until October 2013;

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, an investment advisor to mutual funds.

(b)    SMH Capital Advisors, Inc. (“SMH”) 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109, is registered with the SEC as an investment adviser, file number 801-54089.

(i) During the past two fiscal years, SMH has served as the investment advisor to private client accounts, institutional accounts and sub-advisor to two SEC-registered mutual funds, the Integrity High Income Fund and Integrity Total Return Income Fund.

(ii) During the past two fiscal years, Jeffrey Cummer has been President of SMH. During the past two fiscal years, Dwayne Moyers has been Chief Investment Officer of SMH.

(c)     Eventide Asset Management, LLC (“Eventide”), One International Place, Suite 4210, Boston, Massachusetts 02110, is registered with the SEC as an investment adviser file number 801-69154.

(i) Eventide has engaged in no other business since its inception.

(d)    Donald L. Hagan, LLC, a.k.a. Day Hagan Asset Management (“Day Hagan”), 330 South Orange Avenue, Sarasota, FL, 34236, is registered with the SEC as an investment adviser file number 801-66337.

(i) Day Hagan has engaged in no other substantial business activities during the past two fiscal years.

(ii) During the past two fiscal years, Donald Hagan, has been a managing member and the chief compliance officer of Day Hagan and has engaged in no other substantial business. During the past two fiscal years, Art Day is a Senior Partner of DH Logix. He is also a consultant of Liquid Culture, Inc., an apparel company. Groesbeck Investment Management Corp. (“Groesbeck”), 12 Route 17 North, Suite 130, Paramus, NJ 07652, is registered with the SEC as an investment adviser file number 801-44798.

(e)     Camelot Portfolios, LLC (“Camelot”), 1700 Woodlands Dr., Maumee, Ohio 43537, is registered with the SEC as an investment adviser file number 801-70932.

(i) Camelot has engaged in no other businesses of a substantial nature in the last two fiscal years.

(ii) Darren Munn, managing member, is a registered representative of a broker-dealer. The other members and officers have engaged in no other business of a substantial nature in the last two fiscal years.

(f)      Managed Asset Portfolios, LLC ("MAP"), 950 W. University Drive, Suite 100, Rochester, MI 48307, is registered with the SEC as an investment adviser file number 801-58125.

(i) MAP has engaged in no other businesses of a substantial nature in the last two fiscal years.

(g)    Cookson, Peirce & Co., Inc. (“CP”), 555 Grant Street, Suite 380, Pittsburgh, PA 15219, is registered with the SEC as an investment adviser file number 801-21341.

(i) CP and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years.

(h)    JAG Capital Management (“JAG”), 9841 Clayton Road, St. Louis, MO 63124, is registered with the SEC as an investment adviser file number 801-72799.

(i) JAG and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years. JAG’s parent, J.A. Glynn & Co., is a registered broker-dealer.

(i)      Lyons Wealth Management, LLC (“Lyons”), 1470 Gene Street, Winter Park, FL 32789, is registered with the SEC as an investment adviser file number 801-67895

(i) Lyons Wealth Management, LLC has engaged in no other business since its inception.

(ii) Mark Cosgrove is the controlling member and Manager of Lyons. Mr. Cosgrove is also the Manager of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(iii) Alexander Read is a member and the Chief Executive Officer of Lyons. Mr. Read is also the Managing Member of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(l) SignalPoint Capital Management LLC (“SignalPoint”), 400 South Avenue, Suite 300, Springfield, MO 65806, is registered with the SEC as an investment adviser, file number 801-76895.

(i) SignalPoint has engaged in no other business since inception.

(ii) Michael Orzel is a member, Chief Executive Officer, President and Chief Compliance Officer of SignalPoint. Mr. Orzel is also a member, Chief Executive Officer and Chief Compliance Officer of SignalPoint Asset Management, LLC, an investment advisory firm.

(iii) Thomas Veale is a member, Chief Investment Officer and Vice President of SignalPoint. Mr. Veale is also a member and Chief Investment Officer of SignalPoint Asset Management, LLC, an investment advisory firm.

(m) Princeton Advisory Group, Inc (“Princeton”), 4422 Route 27, Building C, Unit 1, Kingston, New Jersey 08528, is registered with the SEC as an investment adviser, file number 801-62702.

(i) Princeton is an owner and a Managing Member of Princeton-Blazer Advisors, LLC, a registered investment adviser, file number 801-72981.

(ii)        None of the directors or officers of Princeton have engaged in any other business during the last two fiscal years.

(n) Empiric Advisors, Inc. (“Empiric”) 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730, is registered with the SEC as an investment adviser, file number 801-31075

(i) Empiric is the sole owner of Empiric Distributors, Inc., a registered broker-dealer and member of FINRA.

(ii) Mark Coffelt is the Chief Investment Officer and President of Empiric. Mr. Coffelt is also the President of Empiric Distributors, Inc.

(o) Reserved.

(p) Reserved.

(q) Reserved.

(r) DH Logix, LLC (“DH Logix”), located at 1000 S. Tamiami Trail, Sarasota, Florida 34236, is registered with the SEC as an investment adviser, file number 801-110490.

(i) DH Logix, LLC has engaged in no other business since its inception.

(ii) Art Day is a Senior Partner of DH Logix. He has also been a managing member and partner of Day Hagan and a consultant of Liquid Culture, Inc., an apparel company.

(s) AlphaCentric Advisors LLC (“AlphaCentric”), located at 36 North New York Avenue, Huntington, NY 11743, is registered with the SEC as an investment adviser, file number 801-79616.

(i) AlphaCentric has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the managing member of AlphaCentric and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17645 Wright Street, Suite 200 Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17645 Wright Street, Suite 200, Omaha, Nebraska 68130;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member and President, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

Member and President of Cross Sound Capital LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, the manager of Cross Sound Global Macro Fund LLC, a hedge fund, until October 2013;

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, an investment advisor to mutual funds.

(iii) Mark Kamies is a member of AlphaCentric and is the controlling shareholder and President of Multi-Funds, Inc., 1731 Willow Wood, Nixa, Missouri 65714. Multi-Funds is an investment marketing company.

(t) Keystone Wealth Advisors LLC (“Keystone”), located at 595 S. Riverwoods Pkwy, Ste 170, Logan, UT 84321, is registered with the SEC as an investment adviser, file number 801-79615.

(i) Keystone has engaged in no other business during the past two fiscal years.

(ii) Gordon Nelson is a member of Keystone and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Member and President, Keystone Wealth Management, Inc., 595 S. Riverwood Pkwy, Suite 170, Logan UT 84321. Keystone Wealth Management is engaged in insurance related activities;

Partner, Jago Investments, LP, 855 Pebble Creek Road, UT 84335. Jago Investment, LP is a family investment trust;

(iii) Tyler Vanderbeek is a member of Keystone and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Vice President, Vancor, Inc., 1465 W. 6500, S Hyrum, UT 84319. Vancor, Inc. is engaged in insurance related activities;

Sole shareholder and President, Beeks, Inc., 1412 W. 6500, S Hyrum, UT 84319. Beeks, Inc. is engaged in insurance related activities;

(iv) James Vanderbeek is a member of Keystone and is the sole shareholder and President of Vancor, Inc., 1465 W. 6500, S Hyrum, UT 84319. Vancor, Inc. is engaged in insurance related activities;

(u) Stone Beach Investment Management, LLC (“Stone Beach”) located at 101 Merritt 7, 5th Floor, Norwalk, CT, 06851 is registered with the SEC as an investment adviser, file number 801-79745.

(i) Stone Beach has engaged in no other business during the past two fiscal years.

(ii) David Lysenko, is the Managing Principal of Stone Beach and is a Principal of Source Point Training LLC. Source Point Training LLC is a professional training company.

(v) ATR Advisors, LLC (“ATR”) located at 2452 Black Rock Turnpike, Fairfield, CT 06825-2407 is registered with the SEC as an investment adviser, file number 801-79689 .

(i) ATR has engaged in no other business since inception.

(ii) Shawn Blau is a Principal of ATR and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner or trustee of the following other companies:

Investment Adviser Representatives, Westport Resources Management, 55 Greens Farms Road, Westport CT 06880. Westport Resources Management is an investment adviser;

Manager, Bayberry Associates, LLC, 2452 Black Rock Turnpike, Fairfield, CT 06825. Bayberry Associates LLC manages a family office for a trust and related entities.

(w) ITB Capital Advisors, LLC, located at 311 S. Florida Avenue, Lakeland Florida, 33802, is registered with the SEC as an investment adviser, file number 801-80231.

(i) ITB has engaged in no other business during the past two fiscal years.

(2) Jeff Dean is a member of ITB and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Operating Officer and Director, Changes in Altitude Aviation, Inc., 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; Chief Operating Officer and Director, Innovative Concrete Solutions, Inc., 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; General Partner, FND Partnership, 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; Class B Member, Wolf Bay, LLC, 651 Don Bishop Road, Santa Rosa Beach, FL 32459; Member, Northridge 829, LLC; 160 Scarlet Blvd, Oldsmar, FL 34677; Member, Breezy Pines; 160 Scarlet Blvd, Oldsmar, FL 34677; Member and Manager, Pinewood Cove, LLC, 4201 Bayshore Blvd #2004, Tampa FL 33611; Limited Partner, TTM Power, L.P.; 770 South Post Oak Lane, Suite 600, Houston, TX 77056; Managing Member, TTM Investments, LLC 770, South Post Oak Lane, Suite 600, Houston, TX 77056; Limited Partner, ITB Premium Fund I, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Partner, ITB Premium Fund II, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Capital Income Fund I, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Partner, ITB Capital Management, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Member, ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Representative Broker, James I. Black & Co., 311 S. Florida Ave, Lakeland, FL, 33802; Member and Manager, AR Fund Management, LLC., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; Limited Partner, AR Fund Management, LTD., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; General Partner, Brown Water Partnership., 4201 Bayshore Blvd #2004, Tampa FL 33611; Member and Manager, Changes in Altitude, LLC., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; Shareholder, JFD Corp., 3605 Shiloh Ridge Rd. Corinth, MS 38834; Managing Member, Cashdrain, LLC., 4201 Bayshore Blvd #2004, Tampa FL 33611

(3) Gerry Black is a member of ITB and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Managing Partner, James I Black & Co., 311 S. Florida Ave, Lakeland FL 33801; Managing Partner, ITB Capital Management, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Premium Fund I, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Premium Income Fund II, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Capital Income Fund I, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Partner, ITB

Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Member and Manager, AR Fund Management, LTD., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; Partner, Cass LLC, 2722 S. MacDill Ave., Tampa, FL 33629; Member and Manger, Changes in Altitude, LLC; 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; Managing Member, Ultra Mag, LLC, 4030 South Pipkin Road, Suite 100, Lakeland, FL 33811

(x) SL Advisors, LLC (“SL”), located at 210 Elmer Street, Westfield, NJ. 07090 is registered with the SEC as an investment adviser, file number 801-80396.

(i) SL has engaged in no other business since its inception.

(ii)        None of the directors or officers of SL have engaged in any other business during the last two fiscal years.

(y) Garrison Point Capital, LLC (“Garrison Point”), located at 100 Pine Street, Suite 2700, San Francisco, CA 94111 is registered with the SEC as an investment adviser, file number 801-77191.

(i) Garrison Point has engaged in no other business during the past two fiscal years.

(ii) Garrett Smith is a Principal of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC; and Associate, SF Sentry Securities, Inc.

(iii) Tom Miner is a Principal of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111 except as noted otherwise:

Principal, Garrison Point Funds, LLC; Associate, SF Sentry Securities, Inc; and Board Member, University Venture Fund, located at 299 South Main Street, Suite 310, Salt Lake City, Utah 84111.

(iv) Brian Loo is a Director of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC; and Associate, SF Sentry Securities, Inc.

(v) Lee Root is the Chief Financial Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Financial Officer, Garrison Point Funds, LLC; Chief Financial Officer, SF Sentry Securities, Inc.; Chief Financial Officer, SF Sentry Financial Group, LLC; Chief Financial Officer, Sivia, LLC; Chief Financial Officer, Ocean IQ, LLC; Chief Financial Officer, Pine Capital, LLC; and Chief Financial Officer Sentry Advisors, LLC

(vi) Julie Meissner is the Chief Compliance Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Compliance Officer, Garrison Point Funds, LLC; Chief Compliance Officer, SF Sentry Securities, Inc.; Chief Compliance Officer, SF Sentry Financial Group, LLC; Chief Compliance Officer, Sivia, LLC; Chief Compliance Officer, Ocean IQ, LLC; Chief Compliance Officer, Pine Capital, LLC; and Chief Compliance Officer Sentry Advisors, LLC

(z) Boyd Watterson Asset Management, LLC (“Boyd Watterson”), located at 1801 East 9th Street, Suite 1400, Cleveland, Ohio, 44114 is registered with the SEC as an investment adviser, file number 801-57468.

(i) Boyd Watterson has engaged in no other business since its inception.

(ii)        None of the directors or officers of Boyd Watterson have engaged in any other business during the last two fiscal years.

(z) Reserved.

(aa) Millburn Ridgefield Corporation, located at 411 West Putnam Avenue, Greenwich, CT 06830, is registered with the SEC as an investment adviser, file number 801-60938.

(i) Millburn Ridgefield Corporation has engaged in no other business since its inception.

(ii)        None of the directors or officers of Millburn Ridgefield Corporation have engaged in any other business during the last two fiscal years.

(bb) Pacini Hatfield Investments, LLC (“Pacini Hatfield”), located at 14362 N. Frank Lloyd Wright Blvd., Scottsdale, AZ, 85260, is registered with the SEC as an investment adviser, file number 801-108811.

(i) Pacini Hatfield has engaged in no other business since its inception.

(ii) None of the directors or officers of Pacini Hatfield have engaged in any other business during the last two years.

(cc) Pacific View Asset Management, LLC (“Pacific View”) located at 600 Montgomery Street, 6th Floor, San Francisco, California, 94111-2702, is registered with the SEC as an investment adviser, file number 801-109947.

(i) Pacific View has engaged in no other business since its inception.

(ii) Brendan Contant is the President of Pacific View and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner or trustee of BTIG, LLC;

(iii) Steven Druskin is the Chief Operating Office and Chief Compliance Officer, and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner or trustee of BTIG, LLC.

(dd) Exceed Advisory LLC (“Exceed”) located at 28 West 44th Street, 16th Floor, New York, NY 10036. Additional information regarding Exceed Advisory LLC, including information regarding any other businesses of a substantial nature engaged in by the firm and its officers, directors and partners in the last two years, will be provided by subsequent amendment.

(ee) Wynkoop LLC (“Wynkoop”), located at 5460 S Quebec Street, Suite 110, Greenwood Village, CO 80111, is registered with the SEC as an investment adviser, file number 801-113339.

                (i) Wynkoop has engaged in no other business since inception.

                (ii) Brandon D. Jundt is the managing member of Wynkoop. Mr. Jundt is also the managing member of Wynkoop RE Manager, LLC, a real estate management company, and the managing member of WynTrail Manager, LLC, a real estate management company.

(ff) Dana Investment Advisors, Inc. (“Dana”) located at 20700 Swenson Drive, Suite 400, Waukesha, WI 53186, file number 801-14828.

(i) Dana has engaged in no other business since its inception.

(ii)        None of the directors or officers of Dana have engaged in any other business during the last two fiscal years.

(gg) Trinity Fiduciary Partners, LLC. (“Trinity”) located at 200 North Mesquite Street, Suite 205, Arlington, TX 76011, file number 801-63911.

(i) Trinity has engaged in no other business since its inception.

(ii)        None of the directors or officers of Trinity have engaged in any other business during the last two fiscal years.

(hh) Caddo Capital Management, LLC. (“Caddo”) is located at 1 Sansome Street, San Francisco, CA 94104.

(i) Caddo has engaged in no other business since its inception.

(ii)        None of the directors or officers of Caddo have engaged in any other business during the last two fiscal years.

(ii) CIFC Investment Management LLC. (“CIFC”), located at 250 Park Ave, 4th Floor, New York, New York 10177, is registered with the SEC as an investment adviser, file number 801-53728.

(i) CIFC has engaged in no other business since its inception.

(ii) Steve Vaccaro is the Chief Executive Officer and Chief Investment Officer of CIFC and has been engaged within the last two fiscal years as the Chief Executive Officer and Chief Investment Officer of the following entities: CIFC Asset Management Holdings LLC; CIFC Asset Management LLC; CIFC Capital Holdco LLC; CIFC CLO Co-Investment Fund GP LLC; CIFC CLO Management Holdco MO II LLC; CIFC CLO Management Holdco MO LLC; CIFC CLO Management Holdco R II LLC; CIFC CLO Management LLC; CIFC CLO Management II LLC; CIFC CLO Opportunity Fund GP Ltd; CIFC CLO Strategic Partners GP LLC; CIFC CLO Strategic Partners II GP LLC; CIFC CLO Warehouse Fund GP LLC; CIFC Corp, CIFC Holdings I LLC; CIFC Holdings II LLC; CIFC Holdings II Sub LLC; CIFC Holdings III LLC; CIFC Holdings III Sub LLC; CIFC International Holdings I Ltd; CIFC International Holdings I Parent Ltd; CIFC Investment Grade CLO Fund GP LLC; CIFC LLC; CIFC Master Fund LP; CIFC Master Fund ST Funding LLC; CIFC Member LLC; CIFC Parthenon Loan Funding GP LLC; CIFC Senior Secured Corporate Loan Fund GP, LLC; CIFC Tactical Income Fund GP LLC; CIFC VS Holdings LLC; CIFC VS Management LLC; Columbus Nova Credit Investments Management, LLC; CypressTree Investment Management, LLC; CIFC CLO Management Holdco R LLC; CIFC CLO Opportunity Fund I GP LLC; and CIFC CLO Opportunity Fund III GP LP (collectively, “CIFC Entities”).

(iii) John DiRocco is the Chief Operating Officer of CIFC and has been engaged within the last two fiscal years as the Chief Operating Officer of the CIFC Entities.

(ii) Rahul Agarwal is the Chief Financial Officer of CIFC and has been engaged within the last two fiscal years as the Chief Financial Officer of the CIFC Entities.

(ii) Julian Weldon is the Secretary, General Counsel and Chief Compliance Officer of CIFC and has been engaged within the last two fiscal years as the Secretary, General Counsel and Chief Compliance Officer of the CIFC Entities.

(jj) 16th Amendment Advisors LLC (“16th Amendment”), located at One Rockefeller Plaza, Suite 1202, New York, NY 10020, is registered with the SEC as an investment adviser, file number 801-28254.

(i) 16th Amendment has engaged in no other business since inception.

                (ii) Evan Lamp is a managing member of 16th Amendment. Mr. Lamp was the managing member of American Squash Academy LLC, a squash instruction company, from 2013 to 2017.

(jj) Mount Lucas Management LP (“Mount Lucas”), located at 405 South State Street, Newtown, PA 18940, is registered with the SEC as an investment adviser, file number 801-28254.

(i) Mount Lucas has engaged in no other business since its inception.

(ii)        None of the directors or officers of Mount Lucas have engaged in any other business during the last two fiscal years.

(kk) Contego Capital Group, Inc. (“Contego”), located at 7400 Metro Blvd, Edina, Minnesota 55439, is registered with the SEC as an investment adviser, file number 801-113844.

(i) Contego has engaged in no other business since its inception.

(ii) Robert Branton is the Chief Executive Officer of Contego. Mr. Branton was a managing director of Pacific View from 2016 to 2018.

(iii) Brian Gahsman is the Chief Investment Officer of Contego. Mr. Gahsman was a portfolio manager of Pacific View from 2016 to 2018.

Item 32. Principal Underwriters

a) Northern Lights Distributors, LLC (“NLD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following:

AdvisorOne Funds, Arrow ETF Trust, Arrow Investments Trust, Centerstone Investors Trust, Copeland Trust, Equinox Funds Trust, Forethought Variable Insurance Trust, Miller Investment Trust, Multi-Strategy Growth & Income Fund, Mutual Fund Series Trust, Mutual Fund and Variable Insurance Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, The Saratoga Advantage Trust, Tributary Funds, Inc., and Vertical Capital Income Fund.

 (b) Northern Lights Distributors, LLC is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of Northern Lights Distributors, LLC is 17605 Wright Street, Omaha, Nebraska 68130. To the best of Registrant’s knowledge, the following are the managers and officers of Northern Lights Distributors, LLC:

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
William Strait	President, General Counsel, Secretary and Manager	None
Daniel Applegarth	Treasurer/FINOP and Manager	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

Kevin Hesselbirg	Manager	None
Kevin Wolf	Manager	None
David Young	Manager	None
Julie Lane	Manager	None
William Wostoupal	Manager	None
Michael Wagner	Manager	None

Item 33. Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant. These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

(a) Gemini Fund Services, LLC (“GFS”), located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

(b) Northern Lights Distributors, LLC, located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

(c) Huntington National Bank, 41 South High Street, Columbus, OH 43215.

(d) U.S. Bank N.A., 425 Walnut Street, Cincinnati, OH 45202.

(e) Catalyst Capital Advisors LLC, 36 North New York Avenue, Huntington, NY 11743.

(f) Reserved.

(g) SMH Capital Advisors, Inc., 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109.

(h) Eventide Asset Management, LLC, 2 Franklin Street, Medford, MA, 02155.

(i) Donald L. Hagan, LLC, a.k.a. Day Hagan Asset Management, 330 South Orange Avenue, Sarasota, FL, 34236.

(j) Groesbeck Investment Management Corp., 12 Route 17 North, Suite 130, Paramus, NJ 07652.

(k) Managed Asset Portfolios, LLC, 950 W. University Drive, Suite 100, Rochester, MI 48307.

(l) Cookson, Peirce & Co., Inc., 555 Grant Street, Suite 380, Pittsburgh, PA 15219.

(m) JAG Capital Management, 9841 Clayton Road, St. Louis, MO 63124.

(n) Lyons Wealth Management, LLC, 1470 Gene Street, Winter Park, FL 32789.

(o) SignalPoint Capital Management LLC, 400 South Avenue, Suite 300, Springfield, MO 65806.

(p) Princeton Advisory Group, Inc., 4422 Route 27, Building C, Unit 1, Kingston, New Jersey 08528.

(q) Empiric Advisors, Inc, 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730

(r) Reserved.

(s) Reserved.

(t) Reserved.

(u) Camelot Portfolios, LLC, 1700 Woodlands Dr., Maumee, Ohio 43537

(v) DH Logix, LLC is located at 1000 S. Tamiami Trail, Sarasota, Florida 34236

(w) AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743

(x) Keystone Wealth Advisors LLC, 595 S. Riverwoods Pkwy, Ste 170, Logan, UT 84321

(y) Stone Beach Investment Management, LLC is located at 101 Merritt 7, 5th Floor, Norwalk, CT, 06851.

(z) ATR Advisors, LLC is located at 2452 Black Rock Turnpike, Fairfield, CT 06825-2407

(aa) ITB Capital Advisors, LLC is located at 311 S. Florida Avenue, Lakeland Florida, 33802

(bb) SL Advisors, LLC is located at 210 Elmer Street, Westfield, NJ, 07090

(cc) Garrison Point Capital, LLC is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111

(dd) Boyd Watterson Asset Management, LLC is located at 1801 East 9th Street Suite 1400, Cleveland, Ohio 44114

(ee)Integrated Managed Futures Corp is located at 1200-70 University Avenue, Toronto, Canada M5J2M4

(ff)Millburn Ridgefield Corporation is located at 411 West Putnam Avenue, Greenwich, CT 06830

(gg)Pacini Hadfield Investments, LLC is located at 14362 N. Frank Lloyd Wright Blvd., Scottsdale, AZ, 85260

(hh)Pacific View Asset Management, LLC is located at 600 Montgomery Street, 6th Floor, San Francisco, California, 94111-2702

(ii)Exceed Advisory LLC is located at 28 West 44th Street, 16th Floor, New York, NY 10036

(jj)Wynkoop, LLC is located at 5460 S Quebec Street, Suite 110, Greenwood Village, CO 80111

(kk)Dana Investment Advisors, Inc. is located at 20700 Swenson Drive, Suite 400, Waukesha, WI 53186

(ll)Trinity Fiduciary Partners, LLC is located at 200 North Mesquite Street, Suite 205, Arlington, TX 76011

(mm)Caddo Capital Management, LLC is located at 1 Sansome Street, San Francisco, CA 94104

(nn)CIFC Investment Management LLC is located at 250 Park Ave, 4th Floor, New York, New York 10177

(oo) 16th Amendment Advisors LLC is located at One Rockefeller Plaza, Suite 1202, New York, NY 10020

(pp) Mount Lucas Management LP is located at 405 South State Street, Newtown, PA 18940

(qq) Contego Capital Group, Inc. is located at 7400 Metro Blvd, Edina, Minnesota 55439

Item 34. Management Services

None.

Item 35. Undertakings

The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States, and to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, in the State of Ohio, on the 6th day of August, 2019.

Mutual Fund Series Trust

By: /s/ JoAnn Strasser

JoAnn Strasser

Attorney-in-Fact

Mutual Fund Series Trust

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated.

Mutual Fund Series Trust

Dr. Bert Pariser*, Trustee	August 6, 2019

Tobias Caldwell*, Trustee	August 6, 2019

Jerry Szilagyi*, Trustee/President/Principal Executive Officer	August 6, 2019

Erik Naviloff*, Treasurer/Principal Financial Officer	August 6, 2019

Tiberiu Weisz*, Trustee	August 6, 2019

*By: /s/ JoAnn Strasser

JoAnn Strasser

Attorney-in-Fact

INDEX TO EXHIBITS

(i)(i) Consent of Thompson Hine LLP

(j)(i) Consent of Cohen & Company, Ltd.

(j)(ii) Consent of PricewaterhouseCoopers, with respect to the predecessor Fund of the AlphaCentric Symmetry Strategy Fund